UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06091
                                                     ---------------------

                 Nuveen Investment Quality Municipal Fund, Inc.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: April 30, 2010
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds
IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report
April 30, 2010

------------------  ------------------   ------------------  ------------------
NUVEEN INVESTMENT   NUVEEN SELECT        NUVEEN QUALITY      NUVEEN PREMIER
QUALITY MUNICIPAL   QUALITY MUNICIPAL    INCOME MUNICIPAL    MUNICIPAL INCOME
FUND, INC.          FUND, INC.           FUND, INC.          FUND, INC.
NQM                 NQS                  NQU                 NPF

------------------  ------------------
NUVEEN MUNICIPAL    NUVEEN MUNICIPAL
HIGH INCOME         HIGH INCOME
OPPORTUNITY FUND    OPPORTUNITY FUND 2
NMZ                 NMD

                                                                        APRIL 10

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If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

WWW.NUVEEN.COM/ACCOUNTACCESS

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

                                                        LOGO: NUVEEN INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates.
Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen's investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen web site for the most recent information on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
-----------------------------
Robert P. Bremner
Chairman of the Board
June 21, 2010

                                                            Nuveen Investments 1

Portfolio Managers' Comments

Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal High Income Opportunity Fund 2 (NMD)

Portfolio managers Tom Spalding, Paul Brennan, John Miller and Johnathan Wilhelm review key investment strategies and the six-month performance of these six national Funds. A 33-year veteran of Nuveen, Tom has managed NQS and NQU since 2003. With 20 years of industry experience, including twelve years at Nuveen, Paul assumed portfolio management responsibility for NPF in 2006. John, who has 15 years of municipal market experience, has managed NMZ since its inception in 2003. Johnathan, who joined Nuveen in 2001 with 20 years of industry experience, served as co-portfolio manager of NMD beginning in 2007 and assumed full portfolio management responsibility for this Fund as well as for NQM in March 2009.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 2010?

Municipal market conditions began to show general signs of improvement throughout most of the period. This trend was bolstered by the reduced issuance of tax-exempt municipal debt, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds currently offer municipal issuers a federal subsidy equal to 35% of the bonds' interest payments and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. For the six-month period ended April 30, 2010, taxable Build America Bond issuance totaled $48.9 billion, accounting for almost 24% of new bonds in the municipal market-place nationwide.

Despite the constrained issuance of tax-exempt municipal bonds, we continued to find attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. In NQM, NQS, NQU and NPF, we found value in several areas of the market, including general obligation (GO) and other tax-supported credits and essential services revenue

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments
bonds in sectors such as health care, education, transportation (specifically tollroads and airports) and water and sewer. NQM also purchased student loan and housing credits.

In NMZ and NMD, we continued to take a fundamental approach to finding individual credits with strong long-term outlooks and the most attractive ratings, quality, pricing and ability to add diversity to our portfolios. Since NMZ already had a significant allocation of non-rated credits, this Fund focused on adding rated bonds in the lower investment grade categories, and non-investment grade bonds that we judged to be the equivalent of BBB and BB. Among the additions to NMZ during this period were Rhode Island tobacco bonds (rated BBB), industrial development revenue bonds backed by U.S. Steel (sub-investment grade), Texas tollroad credits (Baa2), bonds issued for a Colorado private school (A) and Texas charter school (BBB-) and project finance bonds for the new Brooklyn sports arena that will serve as the future home of the New Jersey Nets (BBB). In NMD, our purchases included bonds issued for community development districts, or "dirt deals" (land-secured bonds that finance public infrastructure costs for new developments) and continuing care retirement centers (senior living). Our focus in this Fund was on bonds in a variety of credit sectors-primarily A, BBB, and below investment grade and non-rated-in sectors that have not yet fully participated in the market rally. We believe these bonds offer strong potential for price appreciation as the economy recovers.

Some of the areas of investment opportunity that we discovered during this period were created by the parameters of the Build America Bond program. For example, tax-exempt supply was usually more plentiful in the health care and higher education sectors because, as 501(c)(3) (nonprofit) organizations, hospitals and private universities generally do not qualify for the Build America Bond program and must continue to issue bonds in the tax-exempt municipal market. In addition, health care entities were active issuers during this period, as they sought to replace variable rate issuance with fixed rates. Refunding issues also are not covered by the Build America Bond program, and this resulted in attractive opportunities in sectors such as airports and tollroads. The impact of the Build America Bond program was also evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of 30 years or more. Even though this significantly reduced the availability of tax-exempt credits with longer maturities, we continued to find good opportunities to purchase attractive longer-term bonds for these Funds.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and redemptions including pre-refunded bonds. In NMD, we took advantage of attractive opportunities to sell bonds with less advantageous structures, such as low embedded yields or short call dates, that had experienced most of their price appreciation potential.

                                                            Nuveen Investments 3

As of April 30, 2010, all six of these Funds continued to use inverse floating rate securities.(1) We employ inverse floaters for a variety of reasons, including leverage, duration management and both income and total return enhancement. NMZ and NMD also continued to invest in additional types of derivative instruments(2) designed to help shorten duration and moderate interest rate risk.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE*
FOR PERIODS ENDED 4/30/10

                                            6-MONTH   1-YEAR   5-YEAR    10-YEAR
--------------------------------------------------------------------------------
NQM                                           6.22%   16.96%    4.43%      6.75%
NQS                                           5.91%   20.30%    4.40%      6.77%
NQU                                           5.36%   15.84%    4.25%      6.45%
NPF                                           6.40%   16.95%    3.78%      6.19%

Standard & Poor's (S&P) National
Municipal Bond Index(3)                       3.85%   10.04%    4.35%      5.73%

Lipper General Leveraged
Municipal Debt Funds Average(4)               6.90%   22.67%    3.84%      6.38%

NMZ                                           9.90%   42.81%    2.79%        N/A
NMD                                          10.72%   43.58%      N/A        N/A

Standard & Poor's (S&P) High-Yield
Municipal Bond Index(5)                       7.52%   30.27%    3.10%      5.26%

Lipper High-Yield Municipal Debt
Funds Average(4)                              7.73%   31.62%    3.65%      5.34%
--------------------------------------------------------------------------------

For the six months ended April 30, 2010, the cumulative returns on common share net asset value (NAV) for NQM, NQS, NQU and NPF exceeded the return for the Standard & Poor's (S&P) National Municipal Bond Index and lagged the average return for the Lipper General Leveraged Municipal Debt Funds Average. For the same period, NMZ and NMD outperformed both the S&P High-Yield Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Average.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition,

* Six-month returns are cumulative; returns for one-year, five-year, and ten-years are annualized.

     Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

     For additional information, see the individual Performance Overview for your Fund in this report.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Each Fund may invest in derivative instruments such as forwards, futures, options and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Statements and Notes to Financial Statements sections of this report.

(3) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(4) The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6-months, 48 funds; 1-year, 46 funds; 5-year, 44 funds; and 10-year, 30 funds. The Lipper High-Yield Municipal Debt Funds Average is calculated using the returns of all closed end funds in this category for each period as follows: 6-months, 15 funds; 1-year, 15 funds; 5-year, 14 funds; and 10-year, 11 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper averages are not available for direct investment.

(5) The Standard & Poor's (S&P) High-Yield Municipal Bond Index comprises all of the bonds in the S&P National Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 by Moody's or lower. The index does not contain bonds that are pre-refunded or escrowed to maturity. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

4 Nuveen Investments
the use of leverage was an important positive factor affecting each Fund's performance over this period. The impact of leverage is discussed in more detail below.

During this period, bonds with longer maturities generally outperformed credits with shorter maturities, with bonds at the longest end of the yield curve posting the strongest returns. The outperformance of longer bonds was due in part to the decline in interest rates, particularly at the longer end of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up price. Overall, duration and yield curve positioning were positive for the performance for all of these Funds.

Credit exposure also played an important role in performance of these funds. The demand for municipal bonds increased during this period, driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal securities declined. As investors bid up municipal bond prices, bonds rated BBB or below generally outperformed those rated AAA. On the whole, the Funds' performance benefited from their allocations to lower quality credits.

Holdings that generally contributed to the Funds' performance during this period included industrial development revenue (IDR), health care and housing bonds. Revenue bonds as a whole performed well, with transportation, leasing and special tax among the sectors outperforming the general municipal market for this period. Zero coupon bonds also were among the strongest performers, as were lower-rated bonds backed by the 1998 master tobacco settlement agreement.

Pre-refunded bonds, which are often backed by U.S. Treasury securities, performed relatively poorly during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of April 30, 2010, NQU had significantly heavier weightings of pre-refunded bonds than NQM, NQS and especially NPF, which had the smallest allocation. Because of the shorter, high-quality nature of pre-refunded bonds, NMZ and NMD-as longer-term, higher-yielding Funds-had little or no exposure to these credits. General obligation bonds tended to lag the overall municipal market by a small margin, while water and sewer, education, electric utilities and resource recovery bonds trailed the other revenue sectors for the six months.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative index was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage

                                                            Nuveen Investments 5
also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds, except NMD, issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares have continued to receive distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds' Board of Directors/Trustees authorized several methods to refinance a portion of the Nuveen funds' outstanding ARPS. Some funds have utilized tender option bonds
(TOBs), also known as floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund's portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred Shares (VRDP), but these issuances have been limited since it has been difficult to find liquidity providers on economically viable terms given the constrained credit environ-ment. Some funds have issued MuniFund Term Preferred Shares (MTP), a fixed rate form of preferred stock with a mandatory redemption period of five years.

6 Nuveen Investments

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the Funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

On April 9, 2010, twenty-six Nuveen leveraged closed-end funds, including NQM and NMZ, received a demand letter from a law firm on behalf of each fund's common shareholders, alleging that Nuveen and the fund's officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the fund's ARPS. The funds' independent Board is evaluating the demand letter for each fund.

As of April 30, 2010, the amounts of ARPS redeemed at par by the Funds are as shown in the accompanying table. As noted previously, NMD is an unleveraged Fund.

                                                 AUCTION RATE      % OF ORIGINAL
                                             PREFERRED SHARES       AUCTION RATE
FUND                                                 REDEEMED   PREFERRED SHARES
--------------------------------------------------------------------------------
NQM                                               $90,300,000              30.0%
NQS                                               $27,725,000               9.9%
NQU                                               $65,125,000              14.4%
NPF                                               $38,150,000              23.1%
NMZ                                               $60,000,000              38.7%
--------------------------------------------------------------------------------

As of April 30, 2010, 83 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' ARPS redemptions to approximately $4.4 billion of the approximately $11.0 billion originally outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

                                                            Nuveen Investments 7

Common Share Dividend and Share Price Information

During the six-month reporting period ended April 30, 2010, NQM, NQS, NQU and NPF each had one monthly dividend increase, while the dividends of NMZ and NMD remained stable throughout the reporting period.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains or net ordinary income distributions at the end of December 2009 as follows:

                                                        SHORT-TERM CAPITAL GAINS
                              LONG-TERM CAPITAL GAINS     AND/OR ORDINARY INCOME
FUND                                      (PER SHARE)                (PER SHARE)
--------------------------------------------------------------------------------
NQS                                           $0.0152                         --
NQU                                                --                    $0.0015
NMZ                                                --                    $0.0043
NMD                                                --                    $0.0037
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2010, all six Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of April 30, 2010, and since the inception of the Funds' repurchase program, NPF has cumulatively repurchased its outstanding common shares as shown in the accompanying table. Since the inception of the Funds' repurchase program, NQM, NQS, NQU, NMZ and NMD have not repurchased any of their outstanding common shares.

                                                COMMON SHARES   % OF OUTSTANDING
FUND                                              REPURCHASED      COMMON SHARES
--------------------------------------------------------------------------------
NPF                                                   202,500               1.0%
--------------------------------------------------------------------------------

During the six-month reporting period, NPF did not repurchase any of its outstanding common shares.

8 Nuveen Investments

SHELF EQUITY PROGRAMS

During the six-month reporting period, a registration statement filed by NMZ to issue an additional 2.6 million common shares through a shelf offering became effective. On October 30, 2009, NMD filed a registration statement with the SEC authorizing the Fund to issue 1.6 million common shares through a shelf offering. Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund's NAV per common share.

As of April 30, 2010, NMZ and NMD had cumulatively sold 2,416,666 and 622,965 common shares, respectively, though their shelf equity programs.

During the six-month reporting period, NMZ and NMD sold common shares through their shelf equity programs at an average premium to NAV per common share as shown in the accompanying table.

                                                  COMMON SHARES
                                                   SOLD THROUGH   PREMIUM TO NAV
FUND                                             SHELF OFFERING   PER SHARE SOLD
--------------------------------------------------------------------------------
NMZ                                                      22,501           12.31%
NMD                                                     622,965            5.56%
--------------------------------------------------------------------------------

As of April 30, 2010, the Funds' common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

                                             4/30/10           SIX-MONTH AVERAGE
FUND                        (+) PREMIUM/(-) DISCOUNT    (+) PREMIUM/(-) DISCOUNT
--------------------------------------------------------------------------------
NQM                                           -3.27%                      -5.28%
NQS                                           +1.59%                      +0.93%
NQU                                           -1.44%                      -3.39%
NPF                                           -5.80%                      -7.58%
NMZ                                          +12.07%                      +9.66%
NMD                                           +9.88%                      +6.18%
--------------------------------------------------------------------------------

                                                            Nuveen Investments 9

NQM Performance OVERVIEW | Nuveen Investment Quality Municipal Fund, Inc. as of April 30, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    14.21
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    14.69
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.27%
--------------------------------------------------------------------------------
Market Yield                                                               6.33%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.79%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  526,191
--------------------------------------------------------------------------------
Average Effective Maturity on
Securities (Years)                                                        15.56
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.50
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/21/90)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                        11.76%         6.22%
--------------------------------------------------------------------------------
1-Year                                                      22.96%        16.96%
--------------------------------------------------------------------------------
5-Year                                                       5.44%         4.43%
--------------------------------------------------------------------------------
10-Year                                                      8.01%         6.75%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 14.6%
--------------------------------------------------------------------------------
New York                                                                   11.1%
--------------------------------------------------------------------------------
Illinois                                                                    7.6%
--------------------------------------------------------------------------------
Texas                                                                       7.2%
--------------------------------------------------------------------------------
Minnesota                                                                   4.8%
--------------------------------------------------------------------------------
District of Columbia                                                        4.7%
--------------------------------------------------------------------------------
Washington                                                                  3.8%
--------------------------------------------------------------------------------
Florida                                                                     3.6%
--------------------------------------------------------------------------------
Michigan                                                                    3.2%
--------------------------------------------------------------------------------
Colorado                                                                    2.6%
--------------------------------------------------------------------------------
Massachusetts                                                               2.5%
--------------------------------------------------------------------------------
Indiana                                                                     2.4%
--------------------------------------------------------------------------------
Wisconsin                                                                   2.1%
--------------------------------------------------------------------------------
Georgia                                                                     1.9%
--------------------------------------------------------------------------------
Pennsylvania                                                                1.9%
--------------------------------------------------------------------------------
Tennessee                                                                   1.8%
--------------------------------------------------------------------------------
Nevada                                                                      1.7%
--------------------------------------------------------------------------------
South Carolina                                                              1.6%
--------------------------------------------------------------------------------
New Jersey                                                                  1.6%
--------------------------------------------------------------------------------
Other                                                                      19.3%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                18.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            17.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.6%
--------------------------------------------------------------------------------
Transportation                                                             11.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.1%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.9%
--------------------------------------------------------------------------------
Utilities                                                                   6.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           5.0%
--------------------------------------------------------------------------------
Other                                                                       8.3%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   33%
AA                                                                           21%
A                                                                            26%
BBB                                                                          14%
BB or Lower                                                                   2%
N/R                                                                           4%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

May                                                                  $    0.0635
Jun                                                                       0.0635
Jul                                                                       0.0635
Aug                                                                       0.0635
Sep                                                                         0.07
Oct                                                                         0.07
Nov                                                                         0.07
Dec                                                                        0.075
Jan                                                                        0.075
Feb                                                                        0.075
Mar                                                                        0.075
Apr                                                                        0.075

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     12.23
                                                                           12.28
                                                                           12.38
                                                                           12.54
                                                                           12.49
                                                                           12.59
                                                                           12.05
                                                                           12.09
                                                                            12.4
                                                                            12.4
                                                                           12.43
                                                                           12.53
                                                                           12.67
                                                                           12.79
                                                                           12.79
                                                                           12.57
                                                                           12.81
                                                                           12.98
                                                                            13.3
                                                                          13.595
                                                                           13.64
                                                                           13.82
                                                                           13.93
                                                                           13.74
                                                                           13.17
                                                                           13.21
                                                                           13.13
                                                                           13.27
                                                                           12.82
                                                                           13.01
                                                                           13.14
                                                                            13.4
                                                                           13.39
                                                                            13.3
                                                                           13.28
                                                                           13.32
                                                                           13.52
                                                                           13.57
                                                                           13.71
                                                                           13.83
                                                                              14
                                                                           13.99
                                                                           13.93
                                                                            13.9
                                                                            14.1
                                                                            14.1
                                                                           14.17
                                                                           14.15
                                                                           14.18
                                                                           14.15
                                                                           14.07
                                                                           14.19
4/30/10                                                                    14.21

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

10 Nuveen Investments

NQS Performance OVERVIEW | Nuveen Select Quality Municipal Fund, Inc. as of April 30, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   34%
AA                                                                           16%
A                                                                            24%
BBB                                                                          21%
BB or Lower                                                                   2%
N/R                                                                           3%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]

May                                                                  $     0.074
Jun                                                                        0.074
Jul                                                                        0.074
Aug                                                                        0.074
Sep                                                                        0.075
Oct                                                                        0.075
Nov                                                                        0.075
Dec                                                                        0.082
Jan                                                                        0.082
Feb                                                                        0.082
Mar                                                                        0.082
Apr                                                                        0.082

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     12.22
                                                                           12.48
                                                                           12.88
                                                                           12.82
                                                                           12.96
                                                                           13.07
                                                                           12.82
                                                                           12.89
                                                                            12.7
                                                                           12.88
                                                                            13.3
                                                                            13.2
                                                                           13.22
                                                                           13.27
                                                                          13.466
                                                                           13.43
                                                                            13.5
                                                                           13.61
                                                                           13.91
                                                                           14.07
                                                                           14.38
                                                                           14.16
                                                                           14.37
                                                                           14.62
                                                                           13.73
                                                                           13.93
                                                                           13.77
                                                                              14
                                                                            13.7
                                                                           13.69
                                                                          14.269
                                                                            14.2
                                                                           14.42
                                                                           14.06
                                                                           14.09
                                                                           14.07
                                                                           14.02
                                                                         14.2697
                                                                           14.59
                                                                           14.64
                                                                           14.61
                                                                           14.61
                                                                           14.38
                                                                           14.43
                                                                            14.5
                                                                            14.3
                                                                           14.46
                                                                           14.64
                                                                           14.68
                                                                           14.74
                                                                           14.74
                                                                           14.95
4/30/10                                                                    14.69

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    14.69
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    14.46
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  1.59%
--------------------------------------------------------------------------------
Market Yield                                                               6.70%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                9.31%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  492,967
--------------------------------------------------------------------------------
Average Effective Maturity on
Securities (Years)                                                        16.22
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.96
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/91)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                        10.47%         5.91%
--------------------------------------------------------------------------------
1-Year                                                      28.66%        20.30%
--------------------------------------------------------------------------------
5-Year                                                       6.54%         4.40%
--------------------------------------------------------------------------------
10-Year                                                      8.42%         6.77%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Illinois                                                                   12.7%
--------------------------------------------------------------------------------
Texas                                                                      10.0%
--------------------------------------------------------------------------------
Colorado                                                                    7.3%
--------------------------------------------------------------------------------
New Jersey                                                                  5.2%
--------------------------------------------------------------------------------
South Carolina                                                              4.6%
--------------------------------------------------------------------------------
California                                                                  4.1%
--------------------------------------------------------------------------------
Nevada                                                                      3.7%
--------------------------------------------------------------------------------
Ohio                                                                        3.6%
--------------------------------------------------------------------------------
Tennessee                                                                   3.4%
--------------------------------------------------------------------------------
Washington                                                                  3.3%
--------------------------------------------------------------------------------
New Mexico                                                                  3.2%
--------------------------------------------------------------------------------
North Carolina                                                              3.2%
--------------------------------------------------------------------------------
Michigan                                                                    3.0%
--------------------------------------------------------------------------------
Utah                                                                        2.7%
--------------------------------------------------------------------------------
Florida                                                                     2.5%
--------------------------------------------------------------------------------
New York                                                                    2.3%
--------------------------------------------------------------------------------
Alabama                                                                     2.0%
--------------------------------------------------------------------------------
Arizona                                                                     1.9%
--------------------------------------------------------------------------------
Puerto Rico                                                                 1.9%
--------------------------------------------------------------------------------
Other                                                                      19.4%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            20.5%
--------------------------------------------------------------------------------
Health Care                                                                19.6%
--------------------------------------------------------------------------------
Utilities                                                                  14.7%
--------------------------------------------------------------------------------
Transportation                                                             13.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.2%
--------------------------------------------------------------------------------
Consumer Staples                                                            6.6%
--------------------------------------------------------------------------------
Other                                                                       7.3%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2009 of $0.0152 per share.

(3) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

                                                           Nuveen Investments 11

NQU Performance OVERVIEW | Nuveen Quality Income Municipal Fund, Inc. as of April 30, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    14.38
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    14.59
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -1.44%
--------------------------------------------------------------------------------
Market Yield                                                               6.34%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.81%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  791,066
--------------------------------------------------------------------------------
Average Effective Maturity on
Securities (Years)                                                        15.02
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.05
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/91)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                          12.01%       5.36%
--------------------------------------------------------------------------------
1-Year                                                        20.69%      15.84%
--------------------------------------------------------------------------------
5-Year                                                         6.41%       4.25%
--------------------------------------------------------------------------------
10-Year                                                        7.74%       6.45%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Texas                                                                       9.8%
--------------------------------------------------------------------------------
California                                                                  9.6%
--------------------------------------------------------------------------------
Illinois                                                                    8.0%
--------------------------------------------------------------------------------
New York                                                                    6.8%
--------------------------------------------------------------------------------
Washington                                                                  6.8%
--------------------------------------------------------------------------------
South Carolina                                                              5.4%
--------------------------------------------------------------------------------
Puerto Rico                                                                 5.1%
--------------------------------------------------------------------------------
Nevada                                                                      4.6%
--------------------------------------------------------------------------------
Massachusetts                                                               3.9%
--------------------------------------------------------------------------------
Ohio                                                                        3.9%
--------------------------------------------------------------------------------
Colorado                                                                    3.5%
--------------------------------------------------------------------------------
New Jersey                                                                  3.4%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.7%
--------------------------------------------------------------------------------
Louisiana                                                                   2.4%
--------------------------------------------------------------------------------
Oklahoma                                                                    2.2%
--------------------------------------------------------------------------------
Virginia                                                                    2.1%
--------------------------------------------------------------------------------
Other                                                                      19.8%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            28.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.6%
--------------------------------------------------------------------------------
Transportation                                                             13.0%
--------------------------------------------------------------------------------
Utilities                                                                  11.2%
--------------------------------------------------------------------------------
Health Care                                                                10.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      8.2%
--------------------------------------------------------------------------------
Consumer Staples                                                            6.0%
--------------------------------------------------------------------------------
Other                                                                       7.6%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   47%
AA                                                                           17%
A                                                                            24%
BBB                                                                          10%
BB or Lower                                                                   1%
N/R                                                                           1%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]

May                                                                  $    0.0685
Jun                                                                       0.0685
Jul                                                                       0.0685
Aug                                                                       0.0685
Sep                                                                        0.072
Oct                                                                        0.072
Nov                                                                        0.072
Dec                                                                        0.076
Jan                                                                        0.076
Feb                                                                        0.076
Mar                                                                        0.076
Apr                                                                        0.076

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     12.69
                                                                           13.04
                                                                           12.83
                                                                            12.8
                                                                           12.66
                                                                           12.69
                                                                           12.35
                                                                           12.43
                                                                           12.73
                                                                            12.8
                                                                           13.05
                                                                           13.15
                                                                           13.35
                                                                           13.31
                                                                           13.25
                                                                           13.09
                                                                           13.29
                                                                           13.44
                                                                           13.69
                                                                           13.72
                                                                           13.92
                                                                           13.87
                                                                           13.99
                                                                           14.01
                                                                           13.37
                                                                            13.6
                                                                           13.26
                                                                           13.39
                                                                           13.12
                                                                           13.36
                                                                           13.35
                                                                           13.63
                                                                           13.86
                                                                           13.69
                                                                            13.6
                                                                           13.63
                                                                           13.82
                                                                           13.85
                                                                           13.98
                                                                          14.021
                                                                           14.13
                                                                           14.05
                                                                           14.04
                                                                           14.03
                                                                           14.07
                                                                           13.96
                                                                           14.04
                                                                           14.14
                                                                           14.29
                                                                           14.32
                                                                           14.14
                                                                            14.4
4/30/10                                                                    14.38

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a net ordinary income distribution in December 2009 of $0.0015 per share.

(3) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

12 Nuveen Investments

NPF Performance OVERVIEW | Nuveen Premier Municipal Income Fund, Inc. as of April 30, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   20%
AA                                                                           34%
A                                                                            31%
BBB                                                                          13%
BB or Lower                                                                   1%
N/R                                                                           1%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

May                                                                  $     0.063
Jun                                                                        0.063
Jul                                                                        0.063
Aug                                                                        0.063
Sep                                                                        0.066
Oct                                                                        0.066
Nov                                                                        0.066
Dec                                                                         0.07
Jan                                                                         0.07
Feb                                                                         0.07
Mar                                                                         0.07
Apr                                                                         0.07

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     11.68
                                                                           11.87
                                                                           12.04
                                                                           12.01
                                                                           11.96
                                                                           12.01
                                                                           11.57
                                                                            11.6
                                                                           11.67
                                                                           11.64
                                                                          11.794
                                                                           11.98
                                                                           12.02
                                                                           12.22
                                                                           12.25
                                                                           12.24
                                                                           12.65
                                                                           12.53
                                                                           12.76
                                                                           13.01
                                                                           13.31
                                                                         13.3794
                                                                           13.42
                                                                           13.18
                                                                           12.66
                                                                           12.67
                                                                            12.4
                                                                           12.57
                                                                           12.33
                                                                           12.47
                                                                           12.63
                                                                           12.78
                                                                           12.93
                                                                           12.86
                                                                         12.8305
                                                                           12.96
                                                                              13
                                                                           13.04
                                                                           13.02
                                                                           13.11
                                                                            13.1
                                                                           13.05
                                                                           12.98
                                                                           13.15
                                                                           13.25
                                                                           13.36
                                                                         13.4095
                                                                         13.3566
                                                                           13.27
                                                                           13.31
                                                                         13.2801
                                                                           13.46
4/30/10                                                                    13.49

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    13.49
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    14.32
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.80%
--------------------------------------------------------------------------------
Market Yield                                                               6.23%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.65%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  284,781
--------------------------------------------------------------------------------
Average Effective Maturity on
Securities (Years)                                                        14.60
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.32
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                         12.28%        6.40%
--------------------------------------------------------------------------------
1-Year                                                       22.31%       16.95%
--------------------------------------------------------------------------------
5-Year                                                        5.45%        3.78%
--------------------------------------------------------------------------------
10-Year                                                       6.43%        6.19%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 13.0%
--------------------------------------------------------------------------------
New York                                                                   10.4%
--------------------------------------------------------------------------------
Colorado                                                                    6.9%
--------------------------------------------------------------------------------
Illinois                                                                    6.7%
--------------------------------------------------------------------------------
South Carolina                                                              5.0%
--------------------------------------------------------------------------------
Arizona                                                                     4.8%
--------------------------------------------------------------------------------
Texas                                                                       4.4%
--------------------------------------------------------------------------------
Louisiana                                                                   4.0%
--------------------------------------------------------------------------------
Wisconsin                                                                   3.7%
--------------------------------------------------------------------------------
Washington                                                                  3.6%
--------------------------------------------------------------------------------
New Jersey                                                                  3.6%
--------------------------------------------------------------------------------
Minnesota                                                                   2.8%
--------------------------------------------------------------------------------
Georgia                                                                     2.8%
--------------------------------------------------------------------------------
North Carolina                                                              2.6%
--------------------------------------------------------------------------------
Michigan                                                                    2.5%
--------------------------------------------------------------------------------
Indiana                                                                     2.2%
--------------------------------------------------------------------------------
Ohio                                                                        1.7%
--------------------------------------------------------------------------------
Other                                                                      19.3%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     18.7%
--------------------------------------------------------------------------------
Utilities                                                                  14.9%
--------------------------------------------------------------------------------
Health Care                                                                13.4%
--------------------------------------------------------------------------------
Transportation                                                             13.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            11.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.3%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.2%
--------------------------------------------------------------------------------
Other                                                                      14.2%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

                                                           Nuveen Investments 13

NMZ Performance OVERVIEW | Nuveen Municipal High Income Opportunity Fund as of April 30, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    13.18
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    11.76
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 12.07%
--------------------------------------------------------------------------------
Market Yield                                                               7.60%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               10.56%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  304,581
--------------------------------------------------------------------------------
Average Effective Maturity on
Securities (Years)                                                        22.16
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.07
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/03)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                          15.25%       9.90%
--------------------------------------------------------------------------------
1-Year                                                        40.73%      42.81%
--------------------------------------------------------------------------------
5-Year                                                         4.51%       2.79%
--------------------------------------------------------------------------------
Since
Inception                                                      5.55%       4.80%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)(1)
--------------------------------------------------------------------------------
Florida                                                                     9.2%
--------------------------------------------------------------------------------
Texas                                                                       8.1%
--------------------------------------------------------------------------------
Indiana                                                                     7.8%
--------------------------------------------------------------------------------
California                                                                  7.8%
--------------------------------------------------------------------------------
Illinois                                                                    6.0%
--------------------------------------------------------------------------------
Colorado                                                                    5.3%
--------------------------------------------------------------------------------
Arizona                                                                     5.1%
--------------------------------------------------------------------------------
Wisconsin                                                                   4.7%
--------------------------------------------------------------------------------
Louisiana                                                                   4.3%
--------------------------------------------------------------------------------
Ohio                                                                        3.3%
--------------------------------------------------------------------------------
Michigan                                                                    3.2%
--------------------------------------------------------------------------------
Tennessee                                                                   2.9%
--------------------------------------------------------------------------------
Nebraska                                                                    2.5%
--------------------------------------------------------------------------------
Washington                                                                  2.4%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.2%
--------------------------------------------------------------------------------
Missouri                                                                    2.1%
--------------------------------------------------------------------------------
North Carolina                                                              2.0%
--------------------------------------------------------------------------------
New Jersey                                                                  1.9%
--------------------------------------------------------------------------------
Other                                                                      19.2%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)(1)
--------------------------------------------------------------------------------
Health Care                                                                22.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     19.7%
--------------------------------------------------------------------------------
Utilities                                                                   8.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.5%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.9%
--------------------------------------------------------------------------------
Transportation                                                              6.8%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         6.4%
--------------------------------------------------------------------------------
Materials                                                                   5.4%
--------------------------------------------------------------------------------
Consumer Staples                                                            4.5%
--------------------------------------------------------------------------------
Other                                                                      12.0%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,4)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                    4%
AA                                                                           11%
A                                                                             7%
BBB                                                                          25%
BB or Lower                                                                  13%
N/R                                                                          40%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(3)

                                  [BAR CHART]

May                                                                  $    0.0835
Jun                                                                       0.0835
Jul                                                                       0.0835
Aug                                                                       0.0835
Sep                                                                       0.0835
Oct                                                                       0.0835
Nov                                                                       0.0835
Dec                                                                       0.0835
Jan                                                                       0.0835
Feb                                                                       0.0835
Mar                                                                       0.0835
Apr                                                                       0.0835

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $    10.485
                                                                           10.62
                                                                           10.41
                                                                           10.59
                                                                           10.92
                                                                           11.44
                                                                           10.85
                                                                           10.51
                                                                           10.35
                                                                           10.52
                                                                           10.63
                                                                           10.59
                                                                           10.85
                                                                           11.39
                                                                           11.01
                                                                           10.96
                                                                           11.04
                                                                            11.2
                                                                           11.56
                                                                            12.1
                                                                           12.48
                                                                         12.7532
                                                                           12.99
                                                                           12.87
                                                                            12.3
                                                                           12.71
                                                                           11.92
                                                                           12.32
                                                                           11.87
                                                                           11.75
                                                                           12.08
                                                                           12.42
                                                                         12.5076
                                                                           12.14
                                                                            12.3
                                                                            12.6
                                                                           12.82
                                                                           12.69
                                                                            12.5
                                                                           12.55
                                                                            12.5
                                                                           12.31
                                                                           12.25
                                                                           12.44
                                                                           12.55
                                                                           12.53
                                                                            12.7
                                                                           12.81
                                                                         12.9432
                                                                           13.15
                                                                           13.09
                                                                           13.19
4/30/10                                                                    13.18

(1)  Excluding investments in derivatives.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a net ordinary income distribution in December 2009 of $0.0043 per share.

(4) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

14 Nuveen Investments

NMD Performance OVERVIEW | Nuveen Municipal High Income Opportunity Fund 2 as of April 30, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,4)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                    3%
AA                                                                           11%
A                                                                             7%
BBB                                                                          26%
BB or Lower                                                                  15%
N/R                                                                          38%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(3)

                                  [BAR CHART]

May                                                                  $      0.08
Jun                                                                         0.08
Jul                                                                         0.08
Aug                                                                         0.08
Sep                                                                         0.08
Oct                                                                         0.08
Nov                                                                         0.08
Dec                                                                         0.08
Jan                                                                         0.08
Feb                                                                         0.08
Mar                                                                         0.08
Apr                                                                         0.08

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $      9.99
                                                                           10.36
                                                                         10.1201
                                                                           10.01
                                                                           10.24
                                                                           10.96
                                                                           10.55
                                                                           10.16
                                                                           10.21
                                                                           10.26
                                                                         10.3601
                                                                           10.47
                                                                           10.52
                                                                           10.88
                                                                           11.05
                                                                           10.78
                                                                           11.05
                                                                         11.0099
                                                                           11.26
                                                                           11.82
                                                                           11.85
                                                                           12.39
                                                                           12.35
                                                                         12.5099
                                                                         11.8186
                                                                           11.92
                                                                           11.39
                                                                           11.66
                                                                           11.35
                                                                           11.22
                                                                           11.29
                                                                           11.57
                                                                         11.5932
                                                                            11.4
                                                                           11.36
                                                                           11.46
                                                                              12
                                                                           11.98
                                                                         11.9582
                                                                           11.85
                                                                           11.63
                                                                            11.7
                                                                         11.5405
                                                                           11.93
                                                                           12.04
                                                                           12.06
                                                                         12.2034
                                                                           12.32
                                                                            12.4
                                                                            12.6
                                                                           12.52
                                                                           12.63
4/30/10                                                                   12.681

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    12.68
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    11.54
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  9.88%
--------------------------------------------------------------------------------
Market Yield                                                               7.57%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               10.51%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  192,931
--------------------------------------------------------------------------------
Average Effective Maturity on
Securities (Years)                                                        24.09
--------------------------------------------------------------------------------
Modified Duration                                                         10.83
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/07)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                          16.11%      10.72%
--------------------------------------------------------------------------------
1-Year                                                        41.25%      43.58%
--------------------------------------------------------------------------------
Since
Inception                                                      1.51%      -0.21%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)(1)
--------------------------------------------------------------------------------
California                                                                 12.2%
--------------------------------------------------------------------------------
Florida                                                                    12.0%
--------------------------------------------------------------------------------
Texas                                                                       9.7%
--------------------------------------------------------------------------------
Illinois                                                                    8.8%
--------------------------------------------------------------------------------
Colorado                                                                    6.2%
--------------------------------------------------------------------------------
Washington                                                                  5.3%
--------------------------------------------------------------------------------
Arizona                                                                     4.1%
--------------------------------------------------------------------------------
New Jersey                                                                  3.6%
--------------------------------------------------------------------------------
Louisiana                                                                   3.3%
--------------------------------------------------------------------------------
Ohio                                                                        3.0%
--------------------------------------------------------------------------------
Utah                                                                        3.0%
--------------------------------------------------------------------------------
Indiana                                                                     2.8%
--------------------------------------------------------------------------------
Tennessee                                                                   2.7%
--------------------------------------------------------------------------------
Nevada                                                                      2.3%
--------------------------------------------------------------------------------
Georgia                                                                     2.3%
--------------------------------------------------------------------------------
Other                                                                      18.7%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)(1)
--------------------------------------------------------------------------------
Health Care                                                                23.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          13.8%
--------------------------------------------------------------------------------
Utilities                                                                   7.8%
--------------------------------------------------------------------------------
Transportation                                                              6.9%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      5.6%
--------------------------------------------------------------------------------
Materials                                                                   4.6%
--------------------------------------------------------------------------------
Consumer Staples                                                            4.4%
--------------------------------------------------------------------------------
Other                                                                      12.5%
--------------------------------------------------------------------------------

(1)  Excluding investments in derivatives.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a net ordinary income distribution in December 2009 of $0.0037 per share.

(4) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

                                                           Nuveen Investments 15

NQM | Nuveen Investment Quality Municipal Fund, Inc.
    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 1.4% (0.9% OF TOTAL INVESTMENTS)

$         3,800   Alabama Special Care Facilities Financing Authority, Revenue    11/16 at 100.00            Aa1   $     3,850,654
                     Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36
                     (UB)

                  Birmingham Special Care Facilities Financing Authority,
                  Alabama, Revenue Bonds, Baptist Health System Inc., Series
                  2005A:
          1,200      5.250%, 11/15/20                                             11/15 at 100.00           Baa2         1,174,332
            800      5.000%, 11/15/30                                             11/15 at 100.00           Baa2           704,512

          1,650   Courtland Industrial Development Board, Alabama, Pollution       6/15 at 100.00            BBB         1,523,082
                     Control Revenue Bonds, International Paper Company, Series
                     2005A, 5.000%, 6/01/25
-----------------------------------------------------------------------------------------------------------------------------------
          7,450   Total Alabama                                                                                          7,252,580
-----------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 1.6% (1.0% OF TOTAL INVESTMENTS)

          4,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/10 at 100.00            AAA         4,021,040
                     Settlement Asset-Backed Bonds, Series 2000, 6.500%,
                     6/01/31 (Pre-refunded 6/01/10)

                  Northern Tobacco Securitization Corporation, Alaska, Tobacco
                  Settlement Asset-Backed Bonds, Series 2006A:
          4,000      5.000%, 6/01/32                                               6/14 at 100.00           Baa3         3,155,880
          1,500      5.000%, 6/01/46                                               6/14 at 100.00           Baa3         1,008,345
-----------------------------------------------------------------------------------------------------------------------------------
          9,500   Total Alaska                                                                                           8,185,265
-----------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 2.2% (1.4% OF TOTAL INVESTMENTS)

                  Glendale Industrial Development Authority, Arizona, Revenue
                  Bonds, John C. Lincoln Health Network, Series 2005B:
            200      5.250%, 12/01/24                                             12/15 at 100.00            BBB           200,662
            265      5.250%, 12/01/25                                             12/15 at 100.00            BBB           265,140

          2,500   Mesa, Arizona, Utility System Revenue Bonds, Reset Option        7/17 at 100.00            AAA         2,227,150
                     Longs, Series 11032- 11034, 14.719%, 7/01/31 - AGM Insured
                     (IF)

          5,000   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien     7/18 at 100.00            AA-         5,126,500
                     Airport Revenue Bonds, Series 2008, Trust 1132, 9.185%,
                     7/01/38 (IF)

          3,450   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue      No Opt. Call              A         3,076,572
                     Bonds, Citigroup Energy Inc Prepay Contract Obligations,
                     Series 2007, 5.000%, 12/01/37

          1,000   Watson Road Community Facilities District, Arizona, Special      7/16 at 100.00            N/R           812,340
                     Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30
-----------------------------------------------------------------------------------------------------------------------------------
         12,415   Total Arizona                                                                                         11,708,364
-----------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 0.7% (0.5% OF TOTAL INVESTMENTS)

          3,290   University of Arkansas, Pine Bluff Campus, Revenue Bonds,       12/15 at 100.00            Aa3         3,419,725
                     Series 2005A, 5.000%, 12/01/30 - AMBAC Insured

            445   Van Buren County, Arkansas, Sales and Use Tax Revenue           12/10 at 100.00            N/R           451,243
                     Refunding and Construction Bonds, Series 2000, 5.600%,
                     12/01/25 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
          3,735   Total Arkansas                                                                                         3,870,968
-----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 22.6% (14.6% OF TOTAL INVESTMENTS)

          2,250   California Educational Facilities Authority, Revenue Bonds,     10/15 at 100.00            AA+         2,304,428
                     University of Southern California, Series 2005, 4.750%,
                     10/01/28 (UB)

          1,000   California Educational Facilities Authority, Revenue Bonds,     11/15 at 100.00             A2         1,000,000
                     University of the Pacific, Series 2006, 5.000%, 11/01/30

          2,500   California Health Facilities Financing Authority, Revenue       11/15 at 100.00            AAA         2,503,525
                     Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%,
                     11/15/27

          4,285   California Health Facilities Financing Authority, Revenue        4/16 at 100.00             A+         4,113,429
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     4/01/37

          5,500   California Health Facilities Financing Authority, Revenue       11/16 at 100.00            Aa3         5,069,845
                     Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)

            810   California State Public Works Board, Lease Revenue Bonds,       11/19 at 100.00             A2           870,288
                     Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34

16 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)

$         1,500   California State Public Works Board, Lease Revenue Bonds,        3/20 at 100.00             A2   $     1,542,990
                     Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30

          2,100   California State, General Obligation Bonds, Various Purpose      3/20 at 100.00             A1         2,156,679
                  Series 2010, 5.250%, 3/01/30

                  California Statewide Communities Development Authority,
                  Revenue Bonds, American Baptist Homes of the West,
                  Series 2010:
            900      6.000%, 10/01/29                                             10/19 at 100.00           BBB-           880,776
          1,030      6.250%, 10/01/39                                             10/19 at 100.00           BBB-         1,029,938

          1,055   California Statewide Communities Development Authority,          1/19 at 100.00            N/R         1,044,735
                     School Facility Revenue Bonds, Aspire Public Schools,
                     Series 2010, 6.000%, 7/01/40

                  California Statewide Community Development Authority, Revenue
                  Bonds, Daughters of Charity Health System, Series 2005A:
          1,000      5.250%, 7/01/30                                               7/15 at 100.00            BBB           915,030
          2,000      5.000%, 7/01/39                                               7/15 at 100.00            BBB         1,680,300

          1,390   California Statewide Community Development Authority, Revenue    5/18 at 100.00            Aa3         1,455,441
                     Bonds, Sutter Health, Tender Option Bond Trust 3175,
                     13.554%, 11/15/48 (IF)

          1,900   Chula Vista, California, Industrial Development Revenue          6/14 at 102.00             A2         2,019,966
                     Bonds, San Diego Gas and Electric Company, Series 1996A,
                     5.300%, 7/01/21

          2,530   Commerce Joint Power Financing Authority, California, Tax        8/13 at 100.00            BBB         2,251,422
                     Allocation Refunding Bonds, Redevelopment Projects 2 and
                     3, Series 2003A, 5.000%, 8/01/28 - RAAI Insured

            145   Commerce Joint Power Financing Authority, California, Tax        8/13 at 100.00        N/R (4)           162,860
                     Allocation Refunding Bonds, Redevelopment Projects 2 and
                     3, Series 2003A, 5.000%, 8/01/28 (Pre-refunded 8/01/13) -
                     RAAI Insured

          2,000   Glendale, California, Redevelopment Agency, Central Glendale    12/16 at 100.00             A-         2,004,280
                     Redevelopment Project, Tax Allocation Bonds, Series 2010,
                     5.500%, 12/01/24

                  Golden State Tobacco Securitization Corporation, California,
                  Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
          3,000      5.000%, 6/01/33                                               6/17 at 100.00            BBB         2,450,250
            610      5.125%, 6/01/47                                               6/17 at 100.00            BBB           426,018
          1,000      5.750%, 6/01/47                                               6/17 at 100.00            BBB           770,830

          1,740   Golden State Tobacco Securitization Corporation, California,     6/22 at 100.00            BBB         1,136,046
                     Tobacco Settlement Asset-Backed Bonds, Series 2007A-2,
                     0.000%, 6/01/37

          9,740   Huntington Park Redevelopment Agency, California, Single           No Opt. Call            AAA        13,811,710
                     Family Residential Mortgage Revenue Refunding Bonds,
                     Series 1986A, 8.000%, 12/01/19 (ETM)

          2,700   M-S-R Energy Authority, California, Gas Revenue Bonds,             No Opt. Call              A         3,192,480
                     Citigroup Prepay Contracts, Series 2009A, 7.000%, 11/01/34

          1,030   Natomas Union School District, Sacramento County, California,      No Opt. Call              A         1,181,657
                     General Obligation Refunding Bonds, Series 1999, 5.950%,
                     9/01/21 - NPFG Insured

         15,770   Ontario Redevelopment Financing Authority, San Bernardino          No Opt. Call              A        18,357,384
                     County, California, Revenue Refunding Bonds, Redevelopment
                     Project 1, Series 1995, 7.400%, 8/01/25 - NPFG Insured

          1,265   Palomar Pomerado Health Care District, California,              11/19 at 100.00           Baa2         1,325,682
                     Certificates of Participation, Series 2009, 6.750%,
                     11/01/39

         13,145   Perris, California, GNMA Mortgage-Backed Securities Program        No Opt. Call            AAA        19,154,763
                     Single Family Mortgage Revenue Bonds, Series 1988B,
                     8.200%, 9/01/23 (Alternative Minimum Tax) (ETM)

          3,415   Rancho Mirage Joint Powers Financing Authority, California,      7/14 at 100.00         A3 (4)         4,027,958
                     Revenue Bonds, Eisenhower Medical Center, Series 2004,
                     5.875%, 7/01/26 (Pre-refunded 7/01/14)

          5,000   Riverside Unified School District, Riverside County,             2/12 at 101.00            Aa2         5,117,800
                     California, General Obligation Bonds, Series 2002A,
                     5.000%, 2/01/27 - FGIC Insured

                  San Diego County, California, Certificates of Participation,
                  Burnham Institute, Series 2006:
            250      5.000%, 9/01/21                                               9/15 at 102.00           Baa3           238,325
            275      5.000%, 9/01/23                                               9/15 at 102.00           Baa3           257,656

            660   San Francisco Redevelopment Finance Authority, California,       8/19 at 100.00             A-           710,761
                     Tax Allocation Revenue Bonds, Mission Bay North
                     Redevelopment Project, Series 2009C, 6.500%, 8/01/39

          5,000   San Francisco Unified School District, California, General       6/17 at 100.00            AAA         4,242,550
                     Obligation Bonds, Series 2007A, 3.000%, 6/15/25 - AGM
                     Insured

                                                           Nuveen Investments 17

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)

                  San Joaquin Hills Transportation Corridor Agency, Orange
                  County, California, Toll Road Revenue Refunding Bonds, Series
                  1997A:
$         6,175      0.000%, 1/15/28 - NPFG Insured                                  No Opt. Call              A   $     1,529,054
          8,135      0.000%, 1/15/34 - NPFG Insured                                  No Opt. Call              A         1,255,231
         17,195      0.000%, 1/15/35 - NPFG Insured                                  No Opt. Call              A         2,423,119

          1,000   Sierra View Local Health Care District, Tulare County,           7/10 at 100.00             A-         1,000,060
                     California, Refunding Revenue Bonds, Series 1998, 5.400%,
                     7/01/22

          3,185   University of California, General Revenue Bonds, Series          5/13 at 101.00            Aa1         3,199,460
                     2005G, 4.750%, 5/15/31 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
        134,185   Total California                                                                                     118,814,726
-----------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 4.0% (2.6% OF TOTAL INVESTMENTS)

          1,465   Colorado Health Facilities Authority, Colorado, Revenue            No Opt. Call            N/R         1,492,278
                     Bonds, American Baptist Homes Project, Series 2009A,
                     7.750%, 8/01/39

         12,450   Denver City and County, Colorado, Airport System Revenue        11/10 at 100.00             A+        12,748,925
                     Refunding Bonds, Series 2000A, 6.000%, 11/15/19 - AMBAC
                     Insured (Alternative Minimum Tax)

         14,500   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,     9/20 at 41.72              A         2,585,060
                     Series 2004B, 0.000%, 3/01/36 - NPFG Insured

          3,000   Park Creek Metropolitan District, Colorado, Senior Property     12/19 at 100.00            AAA         3,387,540
                     Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30
                     - AGC Insured

            650   Public Authority for Colorado Energy, Natural Gas Purchase         No Opt. Call              A           715,026
                     Revenue Bonds, Colorado Springs Utilities, Series 2008,
                     6.500%, 11/15/38
-----------------------------------------------------------------------------------------------------------------------------------
         32,065   Total Colorado                                                                                        20,928,829
-----------------------------------------------------------------------------------------------------------------------------------
                  CONNECTICUT - 0.5% (0.3% OF TOTAL INVESTMENTS)

          2,500   Harbor Point Infrastructure Improvement District,                4/20 at 100.00            N/R         2,629,350
                     Connecticut, Special Obligation Revenue Bonds, Harbor
                     Point Project, Series 2010A, 7.875%, 4/01/39
-----------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 7.2% (4.7% OF TOTAL INVESTMENTS)

         23,745   District of Columbia Water and Sewerage Authority, Public        4/09 at 160.00            AAA        28,405,906
                     Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 - AGM
                     Insured (UB)

          3,000   District of Columbia, General Obligation Bonds, Series 1998B,      No Opt. Call            Aa2         3,529,110
                     6.000%, 6/01/16 - NPFG Insured

         15,950   District of Columbia, Revenue Bonds, Georgetown University,       4/11 at 31.03          A (4)         4,921,213
                     Series 2001A, 0.000%, 4/01/31 (Pre-refunded 4/01/11) -
                     NPFG Insured

          1,200   Washington Convention Center Authority, District of Columbia,   10/16 at 100.00            AA+         1,188,984
                     Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                     Residuals 1606, 11.356%, 10/01/30 - AMBAC Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
         43,895   Total District of Columbia                                                                            38,045,213
-----------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 5.6% (3.6% OF TOTAL INVESTMENTS)

          1,000   Board of Regents, Florida State University, Housing Facility     5/15 at 101.00             A+         1,019,200
                     Revenue Bonds, Series 2005A, 5.000%, 5/01/27 - NPFG
                     Insured

          4,230   Brevard County Health Facilities Authority, Florida, Revenue     4/16 at 100.00             A-         4,229,831
                     Bonds, Health First Inc. Project, Series 2005, 5.000%,
                     4/01/24

            250   Brevard County Health Facilities Authority, Florida, Revenue     4/19 at 100.00             A-           276,328
                     Bonds, Health First Inc. Project, Series 2009B, 7.000%,
                     4/01/39

          1,200   Hillsborough County Industrial Development Authority,            4/12 at 100.00            N/R         1,051,440
                     Florida, Exempt Facilities Remarketed Revenue Bonds,
                     National Gypsum Company, Apollo Beach Project, Series
                     2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)

         14,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/17 at 100.00              A        13,015,940
                     International Airport Hub, Series 2007B, 4.500%, 10/01/31
                     - NPFG Insured

          5,895   South Miami Health Facilities Authority, Florida, Hospital       8/17 at 100.00            AA-         5,792,545
                     Revenue, Baptist Health System Obligation Group, Series
                     2007, 5.000%, 8/15/42 (UB)

          1,470   Tolomato Community Development District, Florida, Special        5/14 at 101.00            N/R         1,087,991
                     Assessment Bonds, Series 2006, 5.400%, 5/01/37

          1,905   Westchester Community Development District 1, Florida,           5/13 at 101.00            N/R         1,570,996
                     Special Assessment Bonds, Series 2003, 6.000%, 5/01/23

18 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA (continued)
$         1,250   Wyndam Park Community Development District, Florida, Special     5/13 at 101.00              A   $     1,276,688
                     Assessment Bonds,Series 2003, 6.375%, 5/01/34
-----------------------------------------------------------------------------------------------------------------------------------
         31,200   Total Florida                                                                                         29,320,959
-----------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 3.0% (1.9% OF TOTAL INVESTMENTS)

          1,000   Atlanta, Georgia, Tax Allocation Bonds, Beltline Project         1/19 at 100.00            N/R         1,018,950
                     Series 2008A. Remarketed, 7.500%, 1/01/31

          1,500   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series    11/19 at 100.00            AAA         1,566,150
                     2009B, 5.250%, 11/01/34 - AGM Insured

          2,000   Dalton Development Authority, Georgia, Revenue Certificates,       No Opt. Call              A         1,961,460
                     Hamilton Health Care System Inc., Series 1996, 5.500%,
                     8/15/26 - NPFG Insured

          5,980   Fulton County Development Authority, Georgia, Revenue Bonds,     9/11 at 102.00            N/R         6,215,851
                     Georgia State University - TUFF/Atlanta Housing LLC,
                     Series 2001A, 5.500%, 9/01/22 - AMBAC Insured

          2,500   Gainesville and Hall County Hospital Authority, Georgia,         2/20 at 100.00             A-         2,432,450
                     Revenue Anticipation Certificates, Northeast Georgia
                     Health Services Inc., Series 2010A, 5.000%, 2/15/30

          2,250   Georgia Municipal Electric Authority, Project One Special          No Opt. Call             A+         2,667,848
                     Obligation Bonds, Fourth Crossover Series 1997E, 6.500%,
                     1/01/20
-----------------------------------------------------------------------------------------------------------------------------------
         15,230   Total Georgia                                                                                         15,862,709
-----------------------------------------------------------------------------------------------------------------------------------
                  IDAHO - 1.7% (1.1% OF TOTAL INVESTMENTS)

          4,810   Boise City, Idaho, Revenue Refunding Bonds, Series 2001A,       12/11 at 100.00            Aa2         4,987,826
                     5.375%, 12/01/31 - NPFG Insured

          2,940   Idaho Housing and Finance Association, Single Family               No Opt. Call            Aa3         3,050,485
                     Mortgage Revenue Bonds, Series 2009BI, 5.650%, 7/01/26

                  Madison County, Idaho, Hospital Revenue Certificates of
                  Participation, Madison Memorial Hospital, Series 2006:
            500      5.250%, 9/01/26                                               9/16 at 100.00           BBB-           462,575
            500      5.250%, 9/01/30                                               9/16 at 100.00           BBB-           458,435
-----------------------------------------------------------------------------------------------------------------------------------
          8,750   Total Idaho                                                                                            8,959,321
-----------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 11.7% (7.6% OF TOTAL INVESTMENTS)

          4,775   Chicago Public Building Commission, Illinois, General            3/13 at 100.00        N/R (4)         5,325,653
                     Obligation Lease Bonds, Chicago Transit Authority, Series
                     2003, 5.250%, 3/01/23 (Pre-refunded 3/01/13) - AMBAC
                     Insured

          2,110   Illinois Development Finance Authority, Local Government         1/11 at 100.00        Aa1 (4)         2,185,327
                     Program Revenue Bonds, DuPage and Cook Counties Community
                     Unit School District 205 - Elmhurst, Series 2000, 6.000%,
                     1/01/19 (Pre-refunded 1/01/11) - AGM Insured

            510   Illinois Finance Authority, Revenue and Refunding Bonds,        10/19 at 100.00           Baa2           536,734
                     Roosevelt University Project, Series 2009, 6.500%,
                     4/01/44

          1,125   Illinois Finance Authority, Revenue Bonds, Central DuPage       11/19 at 100.00             AA         1,173,184
                     Health, Series 2009B, 5.500%, 11/01/39

                  Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                  System, Series 2004:
          2,500      5.250%, 11/15/21                                              5/14 at 100.00              A         2,539,900
          1,000      5.250%, 11/15/22                                              5/14 at 100.00              A         1,012,670

            395   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,     1/16 at 100.00            BB+           342,414
                     Series 2006, 5.125%, 1/01/25

          1,000   Illinois Finance Authority, Revenue Bonds, Provena Health,       8/19 at 100.00           BBB+         1,133,040
                     Series 2009A, 7.750%, 8/15/34

          1,120   Illinois Finance Authority, Revenue Bonds, Rush University       5/19 at 100.00             A-         1,211,000
                     Medical Center Obligated Group, Series 2009C, 6.625%,
                     11/01/39

          1,000   Illinois Finance Authority, Revenue Bonds, Sherman Health        8/17 at 100.00            BBB           908,370
                     Systems, Series 2007A, 5.500%, 8/01/37

                  Illinois Finance Authority, Revenue Bonds, Silver Cross
                  Hospital and Medical Centers, Series 2009:
          2,000      6.875%, 8/15/38                                               8/19 at 100.00            BBB         2,128,880
          3,000      7.000%, 8/15/44                                               8/19 at 100.00            BBB         3,201,270

          1,000   Illinois Finance Authority, Revenue Bonds, Southern Illinois     3/20 at 100.00            AAA         1,029,350
                     Healthcare Enterprises, Inc., Series 2005 Remarketed,
                     5.250%, 3/01/30 - AGM Insured

          1,400   Illinois Finance Authority, Revenue Bonds, The University of     8/20 at 100.00            AAA         1,437,310
                     Chicago Medical Center, Series 2009B, 5.000%, 8/15/26

          3,000   Illinois Finance Authority, Revenue Refunding Bonds,             5/19 at 100.00           BBB+         3,059,940
                     Resurrection Health Care Corporation, Series 2009,
                     6.125%, 5/15/25

          2,600   Illinois Health Facilities Authority, Revenue Bonds, Condell     5/12 at 100.00            Aaa         2,841,176
                     Medical Center, Series 2002, 5.500%, 5/15/32
                     (Pre-refunded 5/15/12)

                                                           Nuveen Investments 19

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                    OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                  PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS (continued)

$         4,000   Illinois Health Facilities Authority, Revenue Refunding         1/13 at 100.00            Baa1   $     3,986,040
                     Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%,
                     1/01/22

         12,725   Kane, Cook and DuPage Counties School District 46, Elgin,         No Opt. Call             Aa3        14,142,438
                     Illinois, General Obligation School Bonds, Series 1997,
                     7.800%, 1/01/12 - AGM Insured

          5,000   Madison County Community Unit School District 7,                  No Opt. Call         N/R (4)         5,421,400
                     Edwardsville, Illinois, School Building Bonds, Series
                     1994, 5.850%, 2/01/13 - FGIC Insured (ETM)

          6,015   Metropolitan Pier and Exposition Authority, Illinois,             No Opt. Call              A1         3,438,415
                     Revenue Refunding Bonds, McCormick Place Expansion
                     Project, Series 1996A, 0.000%, 12/15/21 - NPFG Insured

                  Will County High School District 204, Joliet, Illinois,
                  General Obligation Bonds, Series 2001:
          1,145      8.700%, 12/01/13 - AGM Insured                                 No Opt. Call             AAA         1,426,521
          1,300      8.700%, 12/01/14 - AGM Insured                                 No Opt. Call             AAA         1,678,378

          1,180   Will County School District 17, Channahon, Illinois, General      No Opt. Call             Aa3         1,456,450
                     Obligation School Building Bonds, Series 2001, 8.400%,
                     12/01/13 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         59,900   Total Illinois                                                                                        61,615,860
-----------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 3.7% (2.4% OF TOTAL INVESTMENTS)

          5,530   Allen County Jail Building Corporation, Indiana, First          4/11 at 101.00         N/R (4)         5,859,256
                     Mortgage Bonds, Series 2000, 5.750%, 4/01/20
                     (Pre-refunded 4/01/11)

          1,050   Indiana Finance Authority, Educational Facilities Revenue      10/19 at 100.00            BBB-         1,100,789
                     Bonds, Drexel Foundation For Educational Excellence,
                     Inc., Series 2009A, 7.000%, 10/01/39

          1,500   Indiana Finance Authority, Hospital Refunding Revenue Bonds,    3/20 at 100.00              A-         1,441,230
                     Floyd Memorial Hospital and Health Services Project,
                     Series 2010, 5.125%, 3/01/30

          1,880   Indianapolis, Indiana, GNMA Collateralized Multifamily          7/10 at 102.00             Aaa         1,921,830
                     Housing Mortgage Revenue Bonds, Cloverleaf Apartments
                     Project Phase I, Series 2000, 6.000%, 1/20/31

          2,495   Shelbyville, Indiana, GNMA Collateralized Multifamily           7/10 at 102.00             Aaa         2,550,364
                     Housing Revenue Bonds, Blueridge Terrace Project, Series
                     2000, 6.050%, 1/20/36

                  St. Joseph County Hospital Authority, Indiana, Revenue
                  Bonds, Madison Center Inc., Series 2005:
          1,550      5.250%, 2/15/23                                              2/15 at 100.00             BB+         1,373,409
          2,500      5.375%, 2/15/34                                              2/15 at 100.00             BB+         1,927,850

          2,765   Wayne County Jail Holding Corporation, Indiana, First           1/13 at 101.00          A1 (4)         3,130,118
                     Mortgage Bonds, Series 2001, 5.750%, 7/15/14
                     (Pre-refunded 1/15/13) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         19,270   Total Indiana                                                                                         19,304,846
-----------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 1.9% (1.2% OF TOTAL INVESTMENTS)

            800   Iowa Finance Authority, Health Facilities Revenue Bonds,        8/19 at 100.00             Aa3           856,376
                     Iowa Health System, Series 2008A, 5.625%, 8/15/37 - AGC
                     Insured

          3,000   Iowa Student Loan Liquidity Corporation, Student Loan          12/19 at 100.00              A1         3,071,670
                     Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25

          8,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement      6/15 at 100.00             BBB         5,908,720
                     Revenue Bonds, Series 2005C, 5.500%, 6/01/42
-----------------------------------------------------------------------------------------------------------------------------------
         11,800   Total Iowa                                                                                             9,836,766
-----------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 1.1% (0.7% OF TOTAL INVESTMENTS)

          1,000   Kansas Development Finance Authority, Health Facilities        11/15 at 100.00              A2         1,024,260
                     Revenue Bonds, Hays Medical Center Inc., Series 2005L,
                     5.000%, 11/15/22

            600   Overland Park Transportation Development District, Kansas,      4/20 at 100.00             BBB           603,996
                     Sales Tax Revenue Bonds, Oak Park Mall Project, Series
                     2010, 5.900%, 4/01/32 (WI/DD, Settling 5/13/10)

            375   Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed       No Opt. Call             Aaa           403,474
                     Securities Program Single Family Revenue Bonds, Series
                     1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)

          2,865   Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest     8/16 at 100.00             AAA         3,624,397
                     Hotel Corporation, Series 1988, 9.500%, 10/01/16
                     (Pre-refunded 8/15/16) (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          4,840   Total Kansas                                                                                           5,656,127
-----------------------------------------------------------------------------------------------------------------------------------

20 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 1.1% (0.7% OF TOTAL INVESTMENTS)

$         2,000   Jefferson County, Kentucky, Health Facilities Revenue            7/10 at 100.00              A   $     2,001,640
                     Refunding Bonds, Jewish Hospital HealthCare Services
                     Inc., Series 1996, 5.700%, 1/01/21 - AMBAC Insured

          2,000   Kentucky Economic Development Finance Authority, Hospital        6/20 at 100.00           Baa2         2,042,360
                     Facilities Revenue Bonds, Owensboro Medical Health
                     System, Series 2010A, 6.000%, 6/01/30

          2,010   Louisville and Jefferson County Metropolitan Government,        10/16 at 100.00            N/R         1,896,797
                     Kentucky, Industrial Building Revenue Bonds, Sisters of
                     Mercy of the Americas, Series 2006, 5.000%, 10/01/35
-----------------------------------------------------------------------------------------------------------------------------------
          6,010   Total Kentucky                                                                                         5,940,797
-----------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 1.5% (1.0% OF TOTAL INVESTMENTS)

            565   East Baton Rouge Mortgage Finance Authority, Louisiana,         10/10 at 100.50            Aaa           585,600
                     GNMA/FNMA Mortgage-Backed Securities Program Family
                     Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%,
                     10/01/30 (Alternative Minimum Tax)

                  Jefferson Parish Home Mortgage Authority, Louisiana, Single
                  Family Mortgage Revenue Bonds, Series 2000G-2:

            475      5.550%, 6/01/32 (Alternative Minimum Tax)                    12/10 at 102.00            Aaa           487,003
            680      6.300%, 6/01/32 (Alternative Minimum Tax)                    12/10 at 102.00            Aaa           723,384

          1,000   Louisiana Local Government Environmental Facilities &           11/17 at 100.00             BB         1,031,940
                     Community Development Authority, Revenue Bonds, Westlake
                     Chemical Corporation Project, Series 2007, 6.750%,
                     11/01/32

          3,000   Louisiana Public Facilities Authority, Hospital Revenue          8/15 at 100.00             A+         3,001,110
                     Bonds, Franciscan Missionaries of Our Lady Health System,
                     Series 2005A, 5.250%, 8/15/31

          2,500   Louisiana Public Facilities Authority, Revenue Bonds,            5/17 at 100.00           Baa1         2,271,450
                     Ochsner Clinic Foundation Project, Series 2007A, 5.500%,
                     5/15/47
-----------------------------------------------------------------------------------------------------------------------------------
          8,220   Total Louisiana                                                                                        8,100,487
-----------------------------------------------------------------------------------------------------------------------------------
                  MAINE - 0.3% (0.2% OF TOTAL INVESTMENTS)

          1,665   Maine Health and Higher Educational Facilities Authority         7/20 at 100.00            Aa3         1,684,747
                     Revenue Bonds, Series 2010A, 5.000%, 7/01/40
-----------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 0.6% (0.4% OF TOTAL INVESTMENTS)

            515   Maryland Health and Higher Educational Facilities Authority,     7/20 at 100.00           BBB-           519,645
                     Revenue Bonds, Patterson Park Public Charter School
                     Issue, Series 2010, 6.000%, 7/01/40

          2,500   Maryland Health and Higher Educational Facilities Authority,     8/14 at 100.00             A2         2,565,675
                     Revenue Bonds, MedStar Health, Series 2004, 5.375%,
                     8/15/24
-----------------------------------------------------------------------------------------------------------------------------------
          3,015   Total Maryland                                                                                         3,085,320
-----------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 3.8% (2.5% OF TOTAL INVESTMENTS)

          4,795   Massachusetts Development Financing Authority, Assisted          6/10 at 102.00            N/R         4,644,485
                     Living Revenue Bonds, Prospect House Apartments, Series
                     1999, 7.000%, 12/01/31

          1,105   Massachusetts Health and Educational Facilities Authority,       1/11 at 100.00            BBB         1,091,033
                     Revenue Bonds, Caritas Christi Obligated Group, Series
                     1999A, 5.625%, 7/01/20

          1,875   Massachusetts Health and Educational Facilities Authority,       7/11 at 100.00           BBB+         1,904,906
                     Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                     6.500%, 7/01/21

          1,900   Massachusetts Health and Educational Facilities Authority,       7/19 at 100.00            BBB         1,938,475
                     Revenue Refunding Bonds, Suffolk University Issue, Series
                     2009A, 5.750%, 7/01/39

          2,030   Massachusetts Industrial Finance Agency, Resource Recovery       6/10 at 101.00            BBB         2,004,300
                     Revenue Refunding Bonds, Ogden Haverhill Project, Series
                     1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

          5,100   Massachusetts School Building Authority, Dedicated Sales Tax     8/15 at 100.00            AAA         5,503,410
                     Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - AGM
                     Insured (UB)

          3,120   Massachusetts Water Resources Authority, General Revenue         2/17 at 100.00            AAA         3,044,590
                     Bonds, Series 2007A, 4.500%, 8/01/46 - AGM Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
         19,925   Total Massachusetts                                                                                   20,131,199
-----------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 4.9% (3.2% OF TOTAL INVESTMENTS)

          4,250   Detroit City School District, Wayne County, Michigan,            5/12 at 100.00            AAA         4,633,180
                     Unlimited Tax School Building and Site Improvement Bonds,
                     Series 2001A, 5.500%, 5/01/20 (Pre-refunded 5/01/12) -
                     AGM Insured

          2,500   Detroit, Michigan, Distributable State Aid General              11/20 at 100.00            AA-         2,496,825
                     Obligation Bonds, Limited Tax Series 2010, 5.000%,
                     11/01/30

                                                           Nuveen Investments 21

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN (continued)

$        10,215   Detroit, Michigan, Water Supply System Revenue Refunding           No Opt. Call             A+   $    11,787,804
                     Bonds, Series 1993, 6.500%, 7/01/15 - FGIC Insured

          1,350   Michigan State Building Authority, Revenue Bonds, Facilities    10/15 at 100.00            Aa3         1,402,164
                     Program, Series 2005II, 5.000%, 10/15/22 - AMBAC Insured

          3,240   Michigan State Hospital Finance Authority, Hospital Revenue     11/19 at 100.00             A1         3,217,126
                     Bonds, Henry Ford Health System, Refunding Series 2009,
                     5.750%, 11/15/39

          2,000   Michigan State Hospital Finance Authority, Revenue Bonds,       12/16 at 100.00             AA         1,981,660
                     Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                     (UB)

            340   Monroe County Hospital Finance Authority, Michigan, Mercy        6/16 at 100.00           Baa3           282,169
                     Memorial Hospital Corporation Revenue Bonds, Series 2006,
                     5.500%, 6/01/35
-----------------------------------------------------------------------------------------------------------------------------------
         23,895   Total Michigan                                                                                        25,800,928
-----------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 7.4% (4.8% OF TOTAL INVESTMENTS)

          2,750   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete     7/14 at 100.00             A2         2,793,258
                     Inc., Series 2004, 4.950%, 7/01/22

          5,000   Dakota and Washington Counties Housing and Redevelopment           No Opt. Call            AAA         6,665,750
                     Authority, Minnesota, GNMA Mortgage-Backed Securities
                     Program Single Family Residential Mortgage Revenue Bonds,
                     Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)
                     (ETM)

            620   Minnesota Agricultural and Economic Development Board,          11/10 at 101.00              A           628,810
                     Healthcare System Revenue Bonds, Fairview Hospital and
                     Healthcare Services, Series 2000A, 6.375%, 11/15/29

         19,380   Minnesota Agricultural and Economic Development Board,          11/10 at 101.00          A (4)        20,162,758
                     Healthcare System Revenue Bonds, Fairview Hospital and
                     Healthcare Services, Series 2000A, 6.375%, 11/15/29
                     (Pre-refunded 11/15/10)

          1,000   St. Paul Housing and Redevelopment Authority, Minnesota,        11/15 at 100.00            BB+           995,970
                     Revenue Bonds, Healtheast Inc., Series 2005, 6.000%,
                     11/15/25

          2,000   Washington County Housing & Redevelopment Authority,             5/10 at 100.50            BB+         1,853,520
                     Minnesota, Hospital Facility Revenue Bonds, Healtheast
                     Project, Series 1998, 5.500%, 11/15/27

          6,280   Washington County, Minnesota, General Obligation Bonds,          8/17 at 100.00            AAA         5,849,192
                     Capital Improvement Plan, Series 2007A, 3.500%, 2/01/28
-----------------------------------------------------------------------------------------------------------------------------------
         37,030   Total Minnesota                                                                                       38,949,258
-----------------------------------------------------------------------------------------------------------------------------------
                  MISSISSIPPI - 0.6% (0.4% OF TOTAL INVESTMENTS)

          1,000   Mississippi Business Finance Corporation, Pollution Control     10/10 at 100.00            BBB           999,890
                     Revenue Refunding Bonds, System Energy Resources Inc.
                     Project, Series 1998, 5.875%, 4/01/22

          2,275   Mississippi Hospital Equipment and Facilities Authority,         9/14 at 100.00             AA         2,335,447
                     Revenue Bonds, Baptist Memorial Healthcare, Series
                     2004B-1, 5.000%, 9/01/24 (UB)
-----------------------------------------------------------------------------------------------------------------------------------
          3,275   Total Mississippi                                                                                      3,335,337
-----------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 1.7% (1.1% OF TOTAL INVESTMENTS)

          2,000   Hanley Road Corridor Transportation Development District,       10/19 at 100.00             A-         2,055,940
                     Brentwood and Maplewood, Missouri, Transportation Sales
                     Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36

            200   Hannibal Industrial Development Authority, Missouri, Health      3/16 at 100.00           BBB+           195,964
                     Facilities Revenue Bonds, Hannibal Regional Hospital,
                     Series 2006, 5.000%, 3/01/22

          1,000   Jackson County Reorganized School District R-7, Lees Summit,     3/16 at 100.00            Aa1         1,094,200
                     Missouri, General Obligation Bonds, Series 2006, 5.250%,
                     3/01/26 - NPFG Insured

                  Missouri Development Finance Board, Infrastructure
                  Facilities Revenue Bonds, Branson Landing Project, Series
                  2005A:
            780      6.000%, 6/01/20                                                 No Opt. Call              A           853,125
          1,525      5.000%, 6/01/35                                               6/15 at 100.00              A         1,402,405

          2,985   Missouri Development Finance Board. Infrastructure               4/14 at 100.00              A         3,104,340
                     Facilities Revenue Bonds, City of Independence, Missouri
                     - Events Center Project, Series 2009F, 6.250%, 4/01/38
-----------------------------------------------------------------------------------------------------------------------------------
          8,490   Total Missouri                                                                                         8,705,974
-----------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 2.1% (1.4% OF TOTAL INVESTMENTS)

         11,215   Lincoln, Nebraska, Electric System Revenue Bonds, Series         9/17 at 100.00             AA        11,109,803
                     2007A, 4.500%, 9/01/37 - FGIC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------

22 Nuveen Investments

     PRINCIPAL                                                                      OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 2.7% (1.7% OF TOTAL INVESTMENTS)

$        5,000    Clark County School District, Nevada, General Obligation         6/12 at 100.00         AA (4)   $     5,480,300
                     Bonds, Series 2002C, 5.500%, 6/15/19 (Pre-refunded
                     6/15/12) - NPFG Insured

         4,000    Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien     1/20 at 100.00            Aa3         4,249,560
                     Series 2010B, 5.750%, 7/01/42

         7,530    Director of Nevada State Department of Business and Industry,    1/12 at 100.00           Caa2         2,418,410
                     Revenue Bonds, Las Vegas Monorail Project, First Tier,
                     Series 2000, 5.625%, 1/01/34 - AMBAC Insured (5)

         1,600    Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue    6/19 at 100.00              A         1,834,304
                     Bonds, Series 2009A, 8.000%, 6/15/30
-----------------------------------------------------------------------------------------------------------------------------------
        18,130    Total Nevada                                                                                          13,982,574
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW HAMPSHIRE - 0.2% (0.1% OF TOTAL INVESTMENTS)

           830    New Hampshire Housing Finance Authority, Single Family           7/17 at 100.00            Aa2           888,142
                     Mortgage Acquisition Bonds, Series 2007-E, 5.750%, 1/01/37
                     (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 2.5% (1.6% OF TOTAL INVESTMENTS)

                  New Jersey Economic Development Authority, School Facilities
                  Construction Bonds, Series 2005P:
         1,325       5.250%, 9/01/24                                               9/15 at 100.00            AA-         1,417,989
         1,000       5.250%, 9/01/26                                               9/15 at 100.00            AA-         1,057,800

           600    New Jersey Educational Facilities Authority, Revenue             6/19 at 100.00           Baa2           689,040
                     Refunding Bonds, University of Medicine and Dentistry of
                     New Jersey, Series 2009B, 7.500%, 12/01/32

           680    New Jersey Health Care Facilities Financing Authority, New       7/18 at 100.00           Baa2           678,082
                     Jersey, Revenue Bonds, Saint Peters University Hospital,
                     Series 2007, 5.750%, 7/01/37

           665    New Jersey Higher Education Assistance Authority, Student        6/19 at 100.00             AA           802,961
                     Loan Revenue Bonds, Tender Option Bond Trust PA-4643,
                     19.310%, 6/01/30 (IF) (6)

         3,425    New Jersey Transportation Trust Fund Authority,                    No Opt. Call            AA-         3,849,940
                     Transportation System Bonds, Refunding Series 2006A,
                     5.250%, 12/15/20

           700    New Jersey Turnpike Authority, Revenue Bonds, Series 2009E,      1/19 at 100.00             A+           734,734
                     5.250%, 1/01/40

         1,380    Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/12 at 100.00            AAA         1,479,153
                     Settlement Asset-Backed Bonds, Series 2002, 5.750%,
                     6/01/32 (Pre-refunded 6/01/12)

         3,250    Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/17 at 100.00            BBB         2,330,738
                     Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%,
                     6/01/34
-----------------------------------------------------------------------------------------------------------------------------------
        13,025    Total New Jersey                                                                                      13,040,437
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 0.4% (0.3% OF TOTAL INVESTMENTS)

                  Farmington, New Mexico, Hospital Revenue Bonds, San Juan
                  Regional Medical Center Inc., Series 2004A:
           880       5.125%, 6/01/17                                               6/14 at 100.00             A3           920,322
         1,295       5.125%, 6/01/19                                               6/14 at 100.00             A3         1,337,334
-----------------------------------------------------------------------------------------------------------------------------------
         2,175    Total New Mexico                                                                                       2,257,656
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 17.2% (11.1% OF TOTAL INVESTMENTS)

                  Brooklyn Areba Local Development Corporation, New York,
                  Payment in Lieu of Taxes Revenue Bonds, Barclays Center
                  Project, Series 2009:
         1,945       6.000%, 7/15/30                                               1/20 at 100.00           BBB-         2,003,934
         3,065       6.250%, 7/15/40                                                 No Opt. Call           BBB-         3,156,797

         1,665    Dormitory Authority of the State of New York, State Personal     3/15 at 100.00            AAA         1,774,907
                     Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                     AMBAC Insured

         4,055    Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00              A         3,774,272
                     Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured

         3,000    Long Island Power Authority, New York, Electric System          11/16 at 100.00              A         2,783,520
                     Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - NPFG
                     Insured

         1,000    Metropolitan Transportation Authority, New York, Dedicated      11/19 at 100.00             AA         1,050,300
                     Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34

         2,250    Metropolitan Transportation Authority, New York,                11/15 at 100.00              A         2,301,278
                     Transportation Revenue Bonds, Series 2005B, 5.000%,
                     11/15/30 - AMBAC Insured

         3,200    Metropolitan Transportation Authority, New York,                11/15 at 100.00              A         3,272,928
                     Transportation Revenue Bonds, Series 2005F, 5.000%,
                     11/15/30

                                                           Nuveen Investments 23

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK (continued)

$         7,800   New York City Municipal Water Finance Authority, New York,      12/14 at 100.00            AAA   $     8,196,630
                     Water and Sewerage System Revenue Bonds, Fiscal Series
                     2005B, 5.000%, 6/15/28 - AMBAC Insured

            500   New York City Municipal Water Finance Authority, New York,       6/19 at 100.00            AA+           606,200
                     Water and Sewerage System Revenue Bonds, Tender Option
                     Bond Trust 3484, 17.554%, 6/15/39 (IF)

          5,570   New York City Transitional Finance Authority, New York,          2/14 at 100.00            AAA         5,964,412
                     Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%,
                     2/01/22 (UB)

          1,745   New York City, New York, General Obligation Bonds, Fiscal        6/13 at 100.00             AA         1,935,676
                     Series 2003J, 5.500%, 6/01/20

          3,255   New York City, New York, General Obligation Bonds, Fiscal        6/13 at 100.00         AA (4)         3,699,861
                     Series 2003J, 5.500%, 6/01/20 (Pre-refunded 6/01/13)

          4,200   New York City, New York, General Obligation Bonds, Fiscal        3/15 at 100.00             AA         4,399,710
                     Series 2005J, 5.000%, 3/01/25

          7,000   New York City, New York, General Obligation Bonds, Fiscal        4/15 at 100.00             AA         7,360,640
                     Series 2005M, 5.000%, 4/01/24 (UB)

          5,000   New York City, New York, General Obligation Bonds, Series        8/14 at 100.00             AA         5,542,500
                     2004C-1, 5.250%, 8/15/20 (UB)

          5,000   New York State Municipal Bond Bank Agency, Special School        6/13 at 100.00             A+         5,407,050
                     Purpose Revenue Bonds, Series 2003C, 5.250%, 12/01/19

          5,400   New York State Tobacco Settlement Financing Corporation,         6/10 at 100.00            AA-         5,418,306
                     Tobacco Settlement Asset-Backed and State Contingency
                     Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

          4,205   New York State Urban Development Corporation, State Personal     3/14 at 100.00            AAA         4,485,431
                     Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/23
                     - FGIC Insured

         16,445   Port Authority of New York and New Jersey, Special Project         No Opt. Call              A        17,524,121
                     Bonds, JFK International Air Terminal LLC, Sixth Series
                     1997, 7.000%, 12/01/12 - NPFG Insured (Alternative Minimum
                     Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         86,300   Total New York                                                                                        90,658,473
-----------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 1.5% (1.0% OF TOTAL INVESTMENTS)

          7,420   North Carolina Medical Care Commission, Health System Revenue   10/11 at 101.00         AA (4)         7,986,591
                      Bonds, Mission St. Joseph's Health System, Series 2001,
                      5.250%, 10/01/26 (Pre-refunded 10/01/11)
-----------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 1.3% (0.8% OF TOTAL INVESTMENTS)

                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
          3,150      5.125%, 6/01/24                                               6/17 at 100.00            BBB         2,909,970
            530      5.875%, 6/01/30                                               6/17 at 100.00            BBB           448,799
            525      5.750%, 6/01/34                                               6/17 at 100.00            BBB           413,075
          1,180      5.875%, 6/01/47                                               6/17 at 100.00            BBB           885,732
          1,000      6.500%, 6/01/47                                               6/17 at 100.00            BBB           824,630

            800   Ohio Air Quality Development Authority, Ohio, Revenue Bonds,       No Opt. Call           BBB-           850,752
                     Ohio Valley Electric Corporation Project, Series 2009E,
                     5.625%, 10/01/19

            250   Port of Greater Cincinnati Development Authority, Ohio,         10/16 at 100.00            N/R           235,743
                     Economic Development Revenue Bonds, Sisters of Mercy of
                     the Americas, Series 2006, 5.000%, 10/01/25
-----------------------------------------------------------------------------------------------------------------------------------
          7,435   Total Ohio                                                                                             6,568,701
-----------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 1.7% (1.1% OF TOTAL INVESTMENTS)

            750   Norman Regional Hospital Authority, Oklahoma, Hospital           9/16 at 100.00            BB+           622,148
                     Revenue Bonds, Series 2005, 5.375%, 9/01/36

                  Oklahoma Development Finance Authority, Revenue Bonds, Saint
                  John Health System, Series 2007:
          1,900      5.000%, 2/15/37                                               2/17 at 100.00              A         1,795,443
            990      5.000%, 2/15/42                                               2/17 at 100.00              A           922,967

             88   Tulsa County Industrial Authority, Oklahoma, Health Care        12/16 at 100.00             AA            88,115
                     Revenue Bonds, Saint Francis Health System, Series 2006,
                     Trust 3500, 8.380%, 12/15/36 (IF)

          5,280   Tulsa County Industrial Authority, Oklahoma, Health Care        12/16 at 100.00             AA         5,288,554
                     Revenue Bonds, Saint Francis Health System, Series 2006,
                     5.000%, 12/15/36 (UB)
-----------------------------------------------------------------------------------------------------------------------------------
          9,008   Total Oklahoma                                                                                         8,717,227
-----------------------------------------------------------------------------------------------------------------------------------

24 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 2.9% (1.9% OF TOTAL INVESTMENTS)

$         1,000   Allegheny Country Industrial Development Authority, Allegheny      No Opt. Call             BB   $     1,065,650
                     County, Pennsylvania, Environmental Improvement Revenue
                     Bonds, United States Steel Corporation Project, Refunding
                     Series 2009, 6.750%, 11/01/24

          2,000   Allegheny County Hospital Development Authority,                 8/19 at 100.00            Aa3         2,059,540
                     Pennsylvania, University of Pittsburgh Medical Center
                     Revenue Bonds, Series 2009A, 5.375%, 8/15/29

            500   Bucks County Industrial Development Authority, Pennsylvania,     3/17 at 100.00            BBB           430,675
                     Charter School Revenue Bonds, School Lane Charter School,
                     Series 2007A, 5.000%, 3/15/37

          3,000   Commonwealth Financing Authority, Pennsylvania, State            6/16 at 100.00            AAA         3,158,880
                     Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 -
                     AGM Insured (UB)

          1,000   Cumberland County Municipal Authority Revenue Bonds,             1/19 at 100.00            N/R         1,008,250
                     Pennsylvania, Diakon Lutheran Social Ministries Project,
                     Series 2009, 6.125%, 1/01/29

          1,500   Pennsylvania Economic Development Financing Authority, Health      No Opt. Call             A3         1,628,130
                     System Revenue Bonds , Albert Einstein Healthcare, Series
                     2009A, 6.250%, 10/15/23

          5,125   Pennsylvania Public School Building Authority, Lease Revenue    12/16 at 100.00            AAA         4,889,968
                     Bonds, School District of Philadelphia, Series 2006B,
                     4.500%, 6/01/32 - AGM Insured (UB)

          1,000   St. Mary Hospital Authority, Pennsylvania, Health System        11/14 at 100.00         A1 (4)         1,162,790
                     Revenue Bonds, Catholic Health East, Series 2004B, 5.500%,
                     11/15/24 (Pre-refunded 11/15/14)
-----------------------------------------------------------------------------------------------------------------------------------
         15,125   Total Pennsylvania                                                                                    15,403,883
-----------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 1.6% (1.0% OF TOTAL INVESTMENTS)

          1,500   Puerto Rico Infrastructure Financing Authority, Special         10/10 at 101.00            AAA         1,547,805
                     Obligation Bonds, Series 2000A, 5.500%, 10/01/40

          1,225   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,        No Opt. Call             A3         1,281,411
                     8/01/21 - CIFG Insured

                  Puerto Rico Sales Tax Financing Corporation, Sales Tax
                  Revenue Bonds, First Subordinate Series 2009A:
          1,100      6.375%, 8/01/39                                               8/19 at 100.00             A+         1,238,622
          2,000      6.000%, 8/01/42                                               8/19 at 100.00             A+         2,169,660

         14,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             No Opt. Call            Aa2         2,095,660
                     Revenue Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
         19,825   Total Puerto Rico                                                                                      8,333,158
-----------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 1.3% (0.8% OF TOTAL INVESTMENTS)

          2,410   Rhode Island Health and Educational Building Corporation,        5/10 at 100.00              A         2,411,494
                     Hospital Financing Revenue Bonds, Lifespan Obligated
                     Group, Series 1996, 5.750%, 5/15/23 - NPFG Insured

          4,315   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00            BBB         4,358,409
                     Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                     6.000%, 6/01/23
-----------------------------------------------------------------------------------------------------------------------------------
          6,725   Total Rhode Island                                                                                     6,769,903
-----------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 2.5% (1.6% OF TOTAL INVESTMENTS)

          2,000   Berkeley County School District, South Carolina, Installment    12/13 at 100.00             A1         2,056,420
                     Purchase Revenue Bonds, Securing Assets for Education,
                     Series 2003, 5.250%, 12/01/24

          4,405   Dorchester County School District 2, South Carolina,            12/14 at 100.00            AA-         4,615,030
                     Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                     5.250%, 12/01/23

          1,355   South Carolina JOBS Economic Development Authority, Economic    11/12 at 100.00         A3 (4)         1,508,982
                     Development Revenue Bonds, Bon Secours Health System Inc.,
                     Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)

          5,145   South Carolina JOBS Economic Development Authority, Economic    11/12 at 100.00             A-         5,150,248
                     Development Revenue Bonds, Bon Secours Health System Inc.,
                     Series 2002B, 5.625%, 11/15/30
-----------------------------------------------------------------------------------------------------------------------------------
         12,905   Total South Carolina                                                                                  13,330,680
-----------------------------------------------------------------------------------------------------------------------------------
                  SOUTH DAKOTA - 0.3% (0.2% OF TOTAL INVESTMENTS)

          1,750   South Dakota Health and Educational Facilities Authority,       11/14 at 100.00            AA-         1,784,178
                     Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                     5.500%, 11/01/31
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 25

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 2.8% (1.8% OF TOTAL INVESTMENTS)

$         3,200   Johnson City Health and Educational Facilities Board,            7/16 at 100.00           BBB+   $     3,067,136
                     Tennessee, Revenue Bonds, Mountain States Health Alliance,
                     Series 2006A, 5.500%, 7/01/36

          5,000   Knox County Health, Educational and Housing Facilities Board,    4/12 at 101.00             A1         5,303,700
                     Tennessee, Hospital Revenue Bonds, Baptist Health System
                     of East Tennessee Inc., Series 2002, 6.500%, 4/15/31

          5,000   Metropolitan Government of Nashville-Davidson County Health     10/19 at 100.00             AA         5,314,350
                     and Educational Facilities Board, Tennessee, Revenue
                     Refunding Bonds, Vanderbilt University, Series 2009B,
                     5.000%, 10/01/39

                  Sumner County Health, Educational, and Housing Facilities
                  Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                  Health System Inc., Series 2007:
            700      5.500%, 11/01/37 (8)                                         11/17 at 100.00            N/R           454,580
          1,200      5.500%, 11/01/46 (8)                                         11/17 at 100.00            N/R           779,280
-----------------------------------------------------------------------------------------------------------------------------------
         15,100   Total Tennessee                                                                                       14,919,046
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 11.2% (7.2% OF TOTAL INVESTMENTS)

          5,000   Board of Regents, University of Texas System, Financing          2/17 at 100.00            AAA         4,941,150
                     System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

          1,250   Central Texas Regional Mobility Authority, Senior Lien           1/20 at 100.00           BBB-         1,267,475
                     Revenue Bonds, Series 2010, 5.750%, 1/01/25

         11,950   Houston, Texas, Junior Lien Water and Sewerage System Revenue      No Opt. Call            AAA         7,287,827
                     Refunding Bonds, Series 1998A, 0.000%, 12/01/22 - AGM
                     Insured (ETM)

          4,680   Houston, Texas, Junior Lien Water and Sewerage System Revenue      No Opt. Call            AAA         2,857,655
                     Refunding Bonds, Series 1998A, 0.000%, 12/01/22 - AGM
                     Insured

                  Kerrville Health Facilities Development Corporation, Texas,
                  Revenue Bonds, Sid Peterson Memorial Hospital Project, Series
                  2005:
            800      5.250%, 8/15/21                                                 No Opt. Call           BBB-           781,960
          1,220      5.125%, 8/15/26                                                 No Opt. Call           BBB-         1,120,338

          1,100   North Texas Thruway Authority, First Tier System Revenue         1/18 at 100.00            AAA         1,183,842
                     Refunding Bonds, Series 2008A, 5.750%, 1/01/40 - AGC
                     Insured

          3,150   North Texas Thruway Authority, Second Tier System Revenue        1/18 at 100.00             A3         3,306,902
                     Refunding Bonds, Series 2008, 5.750%, 1/01/38

          1,100   North Texas Tollway Authority, System Revenue Bonds, First       1/19 at 100.00             A2         1,218,525
                     Tier Series 2009A, 6.250%, 1/01/39

          2,000   Port of Bay City Authority of Matagorda County, Texas,           5/10 at 100.00             B+         1,951,520
                     Revenue Bonds (Hoechst Celanese Corporation Project)
                     Series 1996, 6.500%, 5/01/26 (Alternative Minimum Tax)

          1,000   Sabine River Authority, Texas, Pollution Control Revenue        11/15 at 100.00            CCC           468,300
                     Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28

          3,960   Stafford Economic Development Corporation, Texas, Sales Tax      9/15 at 100.00             A+         4,103,946
                     Revenue Bonds, Series 2000, 5.500%, 9/01/30 - FGIC Insured

          7,500   Tarrant County Cultural & Educational Facilities Financing       2/17 at 100.00            AA-         7,550,925
                     Corporation, Texas, Revenue Bonds, Texas Health Resources,
                     Series 2007A, 5.000%, 2/15/36 (UB)

          2,965   Tarrant County Health Facilities Development Corporation,       12/10 at 105.00            Aaa         3,150,105
                     Texas, GNMA Collateralized Mortgage Loan Revenue Bonds,
                     Eastview Nursing Home, Ebony Lake Nursing Center, Ft.
                     Stockton Nursing Center, Lynnhaven Nursing Center and
                     Mission Oaks Manor, Series 2000A-1, 7.500%, 12/20/22

            650   Texas Municipal Gas Acquisition and Supply Corporation I, Gas      No Opt. Call              A           706,108
                     Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%,
                     12/15/26

          1,620   Texas Private Activity Bond Surface Transportation              12/19 at 100.00           Baa2         1,699,639
                     Corporation, Senior Lien Revenue Bonds, NTE Mobility
                     Partners LLC North Tarrant Express Managed Lanes Project,
                     Series 2009, 6.875%, 12/31/39

          1,000   Texas Public Finance Authority, Charter School Finance           8/17 at 100.00            BBB           847,550
                     Corporation Revenue Bonds, Idea Public School Project,
                     Series 2007A, 5.000%, 8/15/37 - ACA Insured

                  Texas Turnpike Authority, First Tier Revenue Bonds, Central
                  Texas Turnpike System, Series 2002A:
         10,000      0.000%, 8/15/21 - AMBAC Insured                                 No Opt. Call           BBB+         5,341,100
         12,000      0.000%, 8/15/23 - AMBAC Insured                                 No Opt. Call           BBB+         5,581,920

          2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,       7/15 at 100.00           Baa3         2,320,525
                     Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20

          1,125   Travis County Health Facilities Development Corporation,           No Opt. Call            N/R         1,136,655
                     Texas, Revenue Bonds, Westminster Manor, Series 2010,
                     7.000%, 11/01/30
-----------------------------------------------------------------------------------------------------------------------------------
         76,570   Total Texas                                                                                           58,823,967
-----------------------------------------------------------------------------------------------------------------------------------

26 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  VIRGIN ISLANDS - 0.2% (0.1% OF TOTAL INVESTMENTS)

$           250   Virgin Islands Public Finance Authority, Matching Fund Loan     10/19 at 100.00           Baa3   $       260,760
                     Notes Revenue Bonds, Subordinate Lien Series 2009A,
                     6.000%, 10/01/39

            820   Virgin Islands Public Finance Authority, Matching Fund          10/19 at 100.00            BBB           893,767
                     Revenue Loan Note - Diageo Project, Series 2009A, 6.750%,
                     10/01/37
-----------------------------------------------------------------------------------------------------------------------------------
          1,070   Total Virgin Islands                                                                                   1,154,527
-----------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 0.5% (0.3% OF TOTAL INVESTMENTS)

          1,000   Amherst Industrial Development Authority, Virginia, Revenue      9/16 at 100.00            BBB           999,930
                     Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26

          1,870   Virginia Beach Development Authority, Virginia, Multifamily     10/14 at 102.00            N/R         1,809,636
                     Residential Rental Housing Revenue Bonds, Hamptons and
                     Hampton Court Apartments, Series 1999, 7.500%, 10/01/39
                     (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          2,870   Total Virginia                                                                                         2,809,566
-----------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 5.9% (3.8% OF TOTAL INVESTMENTS)

         11,345   Chelan County Public Utility District 1, Washington, Columbia      No Opt. Call             AA         7,820,222
                     River-Rock Island Hydro-Electric System Revenue Refunding
                     Bonds, Series 1997A, 0.000%, 6/01/19 - NPFG Insured

         17,075   Port of Seattle, Washington, Limited Tax General Obligation     12/10 at 100.00            AAA        17,168,742
                     Bonds, Series 2000B, 5.750%, 12/01/25 (Alternative Minimum
                     Tax) (UB)

          5,000   Port of Seattle, Washington, Revenue Bonds, Series 2001B,       10/11 at 100.00            Aa2         5,269,100
                     5.625%, 4/01/17 - FGIC Insured (Alternative Minimum Tax)
                     (UB)

          1,000   Washington State Health Care Facilities Authority, Revenue         No Opt. Call            N/R           826,060
                     Bonds, Northwest Hospital and Medical Center of Seattle,
                     Series 2007, 5.700%, 12/01/32
-----------------------------------------------------------------------------------------------------------------------------------
         34,420   Total Washington                                                                                      31,084,124
-----------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 1.3% (0.8% OF TOTAL INVESTMENTS)

          3,550   Mason County, West Virginia, Pollution Control Revenue Bonds,   10/11 at 100.00            BBB         3,585,003
                     Appalachian Power Company, Series 2003L, 5.500%, 10/01/22

          1,950   West Virginia Hospital Finance Authority, Hospital Revenue       9/19 at 100.00             A2         2,001,831
                     Bonds, Charleston Area Medical Center, Series 2009A,
                     5.625%, 9/01/32

          1,000   West Virginia Hospital Finance Authority, Hospital Revenue      10/18 at 100.00            N/R           963,620
                     Bonds, Thomas Health System, Inc., Series 2008, 6.500%,
                     10/01/38
-----------------------------------------------------------------------------------------------------------------------------------
          6,500   Total West Virginia                                                                                    6,550,454
-----------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 3.2% (2.1% OF TOTAL INVESTMENTS)

          4,830   Badger Tobacco Asset Securitization Corporation, Wisconsin,      6/12 at 100.00            AAA         5,172,108
                     Tobacco Settlement Asset-Backed Bonds, Series 2002,
                     6.125%, 6/01/27 (Pre-refunded 6/01/12)

            815   Monroe Redevelopment Authority, Wisconsin, Development           2/19 at 100.00             A3           827,485
                     Revenue Bonds, The Monroe Clinic, Inc., Series 2009,
                     5.875%, 2/15/39

                  Wisconsin Health and Educational Facilities Authority,
                  Revenue Bonds, Eagle River Memorial Hospital Inc., Series
                  2000:
          1,000      5.750%, 8/15/20 - RAAI Insured                                8/10 at 101.00            N/R         1,007,569
          3,000      5.875%, 8/15/30 - RAAI Insured                                8/10 at 101.00            N/R         2,959,469

          1,150   Wisconsin Health and Educational Facilities Authority,           5/14 at 100.00           BBB+         1,151,218
                     Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%,
                     5/01/24

          1,000   Wisconsin Health and Educational Facilities Authority,           8/16 at 100.00           BBB+           912,969
                     Revenue Bonds, Wheaton Franciscan Healthcare System,
                     Series 2006, 5.250%, 8/15/34

          4,600   Wisconsin State, General Obligation Bonds, Series 2006A,         5/16 at 100.00             AA         4,826,273
                     4.750%, 5/01/25 - FGIC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
         16,395   Total Wisconsin                                                                                       16,857,091
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 27

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  WYOMING - 0.8% (0.5% OF TOTAL INVESTMENTS)

$         1,720   Sweetwater County, Wyoming, Pollution Control Revenue            8/19 at 100.00             A2   $     1,825,160
                     Refunding Bonds, Idaho Power Company Project, Series 2006,
                     5.250%, 7/15/26 (Mandatory put 8/21/19)

          2,500   Sweetwater County, Wyoming, Solid Waste Disposal Revenue        12/15 at 100.00           BBB+         2,420,675
                     Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                     (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          4,220   Total Wyoming                                                                                          4,245,835
-----------------------------------------------------------------------------------------------------------------------------------
$       877,273   Total Investments (cost $791,741,498) - 154.9%                                                       815,001,946
===============--------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (17.7)%                                                                 (93,297,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.8%                                                                  15,185,817
                  -----------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value -
                     (40.0)% (7)                                                                                      (210,700,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $  526,190,763
                  =================================================================================================================


(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(6) Investment, or portion of investment, has been pledged as collateral for inverse floating rate transactions.

(7) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 25.9%.

(8) For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

28 Nuveen Investments

NQS | Nuveen Select Quality Municipal Fund, Inc.
    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 3.0% (2.0% OF TOTAL INVESTMENTS)

$        10,000   Lauderdale County and Florence Health Authority, Alabama,        7/10 at 102.00              A   $     9,765,500
                     Revenue Bonds, Coffee Health Group, Series 2000A, 6.000%,
                     7/01/29 - NPFG Insured

          5,155   Phenix City Industrial Development Board, Alabama,               5/12 at 100.00            BBB         4,772,396
                     Environmental Improvement Revenue Bonds, MeadWestvaco
                     Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                     Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         15,155   Total Alabama                                                                                         14,537,896
-----------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 1.0% (0.7% OF TOTAL INVESTMENTS)

            500   Alaska Housing Finance Corporation, General Housing Purpose     12/14 at 100.00             AA           517,775
                     Bonds, Series 2005A, 5.000%, 12/01/26 - FGIC Insured (UB)

          2,000   Kenai Peninsula Borough, Alaska, Revenue Bonds, Central Kenai    8/13 at 100.00             A1         2,056,500
                     Peninsula Hospital Service Area, Series 2003, 5.000%,
                     8/01/23 - FGIC Insured

          2,310   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/14 at 100.00           Baa3         2,293,114
                     Settlement Asset-Backed Bonds, Series 2006A, 4.625%,
                     6/01/23
-----------------------------------------------------------------------------------------------------------------------------------
          4,810   Total Alaska                                                                                           4,867,389
-----------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 2.9% (1.9% OF TOTAL INVESTMENTS)

          2,300   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien     7/18 at 100.00            AA-         2,341,538
                     Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33

          3,750   Salt River Project Agricultural Improvement and Power           12/13 at 100.00            Aa2         4,082,363
                     District, Arizona, Electric System Revenue Bonds, Series
                     2003, 5.000%, 12/01/18 - NPFG Insured

          8,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue      No Opt. Call              A         7,134,080
                     Bonds, Citigroup Energy Inc Prepay Contract Obligations,
                     Series 2007, 5.000%, 12/01/37

            750   Scottsdale Industrial Development Authority, Arizona,            9/13 at 100.00             A3           744,390
                     Hospital Revenue Bonds, Scottsdale Healthcare, Series
                     2008A, 5.250%, 9/01/30
-----------------------------------------------------------------------------------------------------------------------------------
         14,800   Total Arizona                                                                                         14,302,371
-----------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 1.0% (0.7% OF TOTAL INVESTMENTS)

          4,500   Little Rock, Arkansas, Hotel and Restaurant Gross Receipts         No Opt. Call             A2         5,125,860
                     Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15
-----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 6.1% (4.1% OF TOTAL INVESTMENTS)

                  Calexico Unified School District, Imperial County,
                  California, General Obligation Bonds, Series 2005B:
          3,685      0.000%, 8/01/31 - FGIC Insured                                  No Opt. Call             A1           934,516
          4,505      0.000%, 8/01/33 - FGIC Insured                                  No Opt. Call             A1           998,443

          1,110   California County Tobacco Securitization Agency, Tobacco         6/15 at 100.00            BBB           970,429
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Securitization Corporation, Series 2005, 5.000%, 6/01/26

            550   California Pollution Control Financing Authority, Remarketed     4/11 at 102.00              A           573,392
                     Revenue Bonds, Pacific Gas and Electric Company, Series
                     1996A, 5.350%, 12/01/16 - NPFG Insured (Alternative
                     Minimum Tax)

          1,550   California Statewide Community Development Authority, Revenue    7/18 at 100.00            AA-         1,595,942
                     Bonds, St. Joseph Health System, Series 2007A, 5.750%,
                     7/01/47 - FGIC Insured

          1,000   Coachella Valley Unified School District, Riverside County,        No Opt. Call             A1           271,570
                     California, General Obligation Bonds, Series 2005A,
                     0.000%, 8/01/30 - FGIC Insured

                  Colton Joint Unified School District, San Bernardino County,
                  California, General Obligation Bonds, Series 2006C:
          3,200      0.000%, 2/01/30 - FGIC Insured                                 2/15 at 45.69            Aa3           898,144
          6,800      0.000%, 2/01/35 - FGIC Insured                                 2/15 at 34.85            Aa3         1,309,136

                  Cupertino Union School District, Santa Clara County,
                  California, General Obligation Bonds, Series 2003B:
          8,100      0.000%, 8/01/24 - FGIC Insured                                 8/13 at 58.68            Aa1         3,834,621
         11,430      0.000%, 8/01/27 - FGIC Insured                                 8/13 at 49.98            Aa1         4,250,931

          7,000   Golden State Tobacco Securitization Corporation, California,     6/15 at 100.00             A2         5,223,400
                     Enhanced Tobacco Settlement Revenue Bonds, Tender Option
                     Bonds Trust 2040, 10.360%, 6/01/45 - FGIC Insured (IF)

          1,045   Lake Tahoe Unified School District, El Dorado County,              No Opt. Call            Aa3           268,356
                     California, General Obligation Bonds, Series 2001B,
                     0.000%, 8/01/31 - NPFG Insured

                                                           Nuveen Investments 29

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)

$         2,350   Palomar Pomerado Health Care District, California,              11/19 at 100.00           Baa2   $     2,462,730
                     Certificates of Participation, Series 2009, 6.750%,
                     11/01/39

          6,000   Placentia-Yorba Linda Unified School District, Orange County,      No Opt. Call             A+         1,255,920
                     California, Certificates of Participation, Series 2006,
                     0.000%, 10/01/34 - FGIC Insured

          5,000   Riverside County Asset Leasing Corporation, California,            No Opt. Call             A1         2,019,700
                     Leasehold Revenue Bonds, Riverside County Hospital
                     Project, Series 1997, 0.000%, 6/01/25 - NPFG Insured

          5,000   Santa Monica Community College District, Los Angeles County,       No Opt. Call            Aa1         1,989,900
                     California, General Obligation Bonds, Series 2005C,
                     0.000%, 8/01/26 - NPFG Insured

          2,460   Santee School District, County, California, General                No Opt. Call            AAA           606,956
                     Obligation Bonds, Capital Appreciation, Election 2006,
                     Series 2008D, 0.000%, 8/01/33 - AGC Insured

          2,000   Yuma Community College District, California, General              8/17 at 45.45            Aa2           450,400
                     Obligation Bonds, Series 2007B, 0.000%, 8/01/33 - AMBAC
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
         72,785   Total California                                                                                      29,914,486
-----------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 10.9% (7.3% OF TOTAL INVESTMENTS)

         11,000   Colorado Department of Transportation, Revenue Anticipation      6/10 at 100.50            Aaa        11,133,980
                     Bonds, Series 2000, 6.000%, 6/15/15 (Pre-refunded 6/15/10)
                     - AMBAC Insured

          3,335   Colorado Health Facilities Authority, Colorado, Revenue          7/19 at 100.00             AA         3,549,574
                     Bonds, Catholic Health Initiatives, Series 2009A, 5.500%,
                     7/01/34

          1,150   Colorado Health Facilities Authority, Revenue Bonds, Poudre      9/18 at 102.00            AAA         1,166,135
                     Valley Health System, Series 2005C, 5.250%, 3/01/40 - AGM
                     Insured

         16,995   Denver City and County, Colorado, Airport System Revenue        11/10 at 100.00             A+        17,088,812
                     Refunding Bonds, Series 2000A, 5.625%, 11/15/23 - AMBAC
                     Insured (Alternative Minimum Tax)

          4,500   Denver City and County, Colorado, Airport System Revenue        11/11 at 100.00             A+         4,753,845
                     Refunding Bonds, Series 2001A, 5.500%, 11/15/16 - FGIC
                     Insured (Alternative Minimum Tax)

          1,500   Denver Convention Center Hotel Authority, Colorado, Senior      11/16 at 100.00           BBB-         1,245,570
                     Revenue Bonds, Convention Center Hotel, Series 2006,
                     4.625%, 12/01/30 - SYNCORA GTY Insured

                  E-470 Public Highway Authority, Colorado, Senior Revenue
                  Bonds, Series 1997B:
          1,420      0.000%, 9/01/23 - NPFG Insured                                  No Opt. Call              A           621,477
          8,515      0.000%, 9/01/25 - NPFG Insured                                  No Opt. Call              A         3,225,993

         13,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,     9/20 at 45.40              A         2,601,170
                     Series 2004B, 0.000%, 9/01/34 - NPFG Insured

          5,000   Ebert Metropolitan District, Colorado, Limited Tax General      12/17 at 100.00            N/R         3,431,000
                     Obligation Bonds, Series 2007, 5.350%, 12/01/37 - RAAI
                     Insured

         12,355   Northwest Parkway Public Highway Authority, Colorado, Senior      6/11 at 40.52            AAA         4,938,911
                     Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/26
                     (Pre-refunded 6/15/11) - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
         78,770   Total Colorado                                                                                        53,756,467
-----------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 2.8% (1.9% OF TOTAL INVESTMENTS)

                  District of Columbia Tobacco Settlement Corporation, Tobacco
                  Settlement Asset-Backed Bonds, Series 2001:
          2,415      6.250%, 5/15/24                                               5/11 at 101.00            BBB         2,428,645
          5,485      6.500%, 5/15/33                                                 No Opt. Call            BBB         5,407,497

          5,000   District of Columbia, General Obligation Bonds, Series 1998B,      No Opt. Call            Aa2         5,965,100
                     6.000%, 6/01/19 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
         12,900   Total District of Columbia                                                                            13,801,242
-----------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 3.8% (2.5% OF TOTAL INVESTMENTS)

                  Lee County, Florida, Airport Revenue Bonds, Series 2000A:
          3,075      5.875%, 10/01/18 - AGM Insured (Alternative Minimum Tax)     10/10 at 101.00            AAA         3,131,119
          4,860      5.875%, 10/01/19 - AGM Insured (Alternative Minimum Tax)     10/10 at 101.00            AAA         4,945,828

          9,250   Port Saint Lucie, Florida, Special Assessment Revenue Bonds,     7/17 at 100.00              A         8,260,898
                     Southwest Annexation District 1B, Series 2007, 5.000%,
                     7/01/40 - NPFG Insured

          2,500   South Miami Health Facilities Authority, Florida, Revenue        8/17 at 100.00            AA-         2,326,650
                     Bonds, Baptist Health Systems of South Florida, Series
                     2007, ROLS 11151, 17.728%, 8/15/42 (IF)
-----------------------------------------------------------------------------------------------------------------------------------
         19,685   Total Florida                                                                                         18,664,495
-----------------------------------------------------------------------------------------------------------------------------------

30 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

$         3,750   Atlanta, Georgia, Airport General Revenue Bonds, Series          7/10 at 101.00             A+   $     3,780,188
                     2000B, 5.625%, 1/01/30 - FGIC Insured (Alternative Minimum
                     Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 19.0% (12.7% OF TOTAL INVESTMENTS)

                  Chicago Board of Education, Illinois, Unlimited Tax General
                  Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
          3,855      0.000%, 12/01/25 - FGIC Insured                                 No Opt. Call            Aa2         1,744,619
          2,925      0.000%, 12/01/31 - FGIC Insured                                 No Opt. Call            Aa2           889,931

          5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods       7/10 at 101.00            AAA         5,985,115
                     Alive 21 Program, Series 2000A, 6.500%, 1/01/35
                     (Pre-refunded 7/01/10) - FGIC Insured

         15,000   Chicago, Illinois, Second Lien Passenger Facility Charge         1/11 at 101.00             A2        14,856,750
                     Revenue Bonds, O'Hare International Airport, Series 2001A,
                     5.375%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)

                  Chicago, Illinois, Second Lien Passenger Facility Charge
                  Revenue Bonds, O'Hare International Airport, Series 2001C:
          3,770      5.100%, 1/01/26 - AMBAC Insured (Alternative Minimum Tax)     1/11 at 101.00             A2         3,774,524
          5,460      5.250%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)     1/11 at 101.00             A2         5,321,698

          1,500   Illinois Finance Authority, Revenue Bonds, Central DuPage       11/19 at 100.00             AA         1,564,245
                     Health, Series 2009B, 5.500%, 11/01/39

          2,000   Illinois Finance Authority, Revenue Bonds, Children's            8/18 at 100.00            AAA         2,012,120
                     Memorial Hospital, Series 2008A, 5.250%, 8/15/47 - AGC
                     Insured (UB)

          1,000   Illinois Finance Authority, Revenue Bonds, Edward Health         2/18 at 100.00             A+         1,003,040
                     Services Corporation, Series 2008A, 5.500%, 2/01/40 -
                     AMBAC Insured

         10,000   Illinois Finance Authority, Revenue Bonds, Palos Community       5/20 at 100.00            N/R         9,909,200
                     Hospital, Series 2010C, 5.125%, 5/15/35 (WI/DD, Settling
                     5/06/10)

          3,975   Illinois Finance Authority, Revenue Bonds, Sherman Health        8/17 at 100.00            BBB         3,610,771
                     Systems, Series 2007A, 5.500%, 8/01/37

          5,000   Illinois Finance Authority, Revenue Refunding Bonds, Silver      8/18 at 100.00            BBB         4,686,100
                     Cross Hospital and Medical Centers, Series 2008A, 5.500%,
                     8/15/30

         10,000   Illinois Health Facilities Authority, Revenue Bonds, Condell     5/12 at 100.00            Aaa        10,978,100
                     Medical Center, Series 2002, 5.750%, 5/15/22 (Pre-refunded
                     5/15/12)

          2,000   Illinois Health Facilities Authority, Revenue Bonds, Midwest     2/11 at 102.00            Aaa         2,046,260
                     Care Center I Inc., Series 2001, 5.950%, 2/20/36

          4,505   Illinois Health Facilities Authority, Revenue Bonds, Sherman     8/10 at 100.00            BBB         4,505,000
                     Health Systems, Series 1997, 5.250%, 8/01/17 - AMBAC
                     Insured

          8,945   Lake and McHenry Counties Community Unit School District 118,     1/15 at 74.44            Aa3         5,406,984
                     Wauconda, Illinois, General Obligation Bonds, Series
                     2005B, 0.000%, 1/01/21 - AGM Insured

          9,000   McHenry County Community Unit School District 200, Woodstock,      No Opt. Call            Aa2         5,080,230
                     Illinois, General Obligation Bonds, Series 2006B, 0.000%,
                     1/15/23 - FGIC Insured

                  Metropolitan Pier and Exposition Authority, Illinois, Revenue
                  Bonds, McCormick Place Expansion Project, Series 2002A:
          6,700      0.000%, 12/15/23 - NPFG Insured                                 No Opt. Call            AAA         3,347,119
          2,920      5.000%, 12/15/28 - NPFG Insured                               6/12 at 101.00            AAA         2,963,683
          1,100      0.000%, 12/15/35 - NPFG Insured                                 No Opt. Call            AAA           244,233
          2,455      0.000%, 6/15/41 - NPFG Insured                                  No Opt. Call            AAA           388,700

          7,500   Valley View Public Schools, Community Unit School District         No Opt. Call             AA         3,535,725
                     365U of Will County, Illinois, General Obligation Bonds,
                     Series 2005, 0.000%, 11/01/25 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
        115,475   Total Illinois                                                                                        93,854,147
-----------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 2.8% (1.9% OF TOTAL INVESTMENTS)

          2,000   Hospital Authority of Delaware County, Indiana, Hospital         8/16 at 100.00           Baa3         1,781,060
                     Revenue Bonds, Cardinal Health System, Series 2006,
                     5.250%, 8/01/36

          2,000   Indiana Health Facility Financing Authority, Revenue Bonds,      3/17 at 100.00            BBB         1,961,340
                     Community Foundation of Northwest Indiana, Series 2007,
                     5.500%, 3/01/37

          2,225   Indiana Municipal Power Agency, Power Supply Revenue Bonds,      1/17 at 100.00             A+         2,236,125
                     Series 2007A, 5.000%, 1/01/42 - NPFG Insured

          7,660   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,    2/11 at 100.00        AA- (4)         7,979,728
                     Memorial Health System, Series 2000, 5.625%, 8/15/33
                     (Pre-refunded 2/15/11) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         13,885   Total Indiana                                                                                         13,958,253
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 0.5% (0.3% OF TOTAL INVESTMENTS)

 $        3,100   Iowa Tobacco Settlement Authority, Asset Backed Settlement       6/15 at 100.00            BBB   $     2,319,048
                     Revenue Bonds, Series 2005C, 5.625%, 6/01/46
-----------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 0.8% (0.6% OF TOTAL INVESTMENTS)

          3,790   Kansas Department of Transportation, Highway Revenue Bonds,      3/14 at 100.00            AAA         4,135,875
                     Series 2004A, 5.000%, 3/01/23 (UB)
-----------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 0.2% (0.1% OF TOTAL INVESTMENTS)

          1,000   Kentucky Economic Development Finance Authority, Louisville      6/18 at 100.00            AAA         1,098,560
                     Arena Project Revenue Bonds, Louisville Arena Authority,
                     Inc., Series 2008-A1, 6.000%, 12/01/33 - AGC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 1.2% (0.8% OF TOTAL INVESTMENTS)

          5,000   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner    5/17 at 100.00           Baa1         4,487,200
                     Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43

          1,350   Tobacco Settlement Financing Corporation, Louisiana, Tobacco     5/11 at 101.00            BBB         1,351,769
                     Settlement Asset-Backed Bonds, Series 2001B, 5.500%,
                     5/15/30
-----------------------------------------------------------------------------------------------------------------------------------
          6,350   Total Louisiana                                                                                        5,838,969
-----------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 0.6% (0.4% OF TOTAL INVESTMENTS)

            500   Massachusetts Health and Educational Facilities Authority,       7/18 at 100.00             A3           480,875
                     Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%,
                     7/01/38

          2,300   Massachusetts Health and Educational Facilities Authority,       7/19 at 100.00            BBB         2,346,575
                     Revenue Refunding Bonds, Suffolk University Issue, Series
                     2009A, 5.750%, 7/01/39
-----------------------------------------------------------------------------------------------------------------------------------
          2,800   Total Massachusetts                                                                                    2,827,450
-----------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 4.6% (3.0% OF TOTAL INVESTMENTS)

            540   Detroit, Michigan, General Obligation Bonds, Series 2003A,       4/13 at 100.00             BB           480,028
                     5.250%, 4/01/19 - SYNCORA GTY Insured

          3,275   Michigan State Hospital Finance Authority, Revenue Refunding     8/10 at 100.00            BB-         3,249,815
                     Bonds, Detroit Medical Center Obligated Group, Series
                     1993A, 6.500%, 8/15/18

          6,000   Michigan Strategic Fund, Collateralized Limited Obligation       9/11 at 100.00             A2         6,001,740
                     Pollution Control Revenue Refunding Bonds, Fixed Rate
                     Conversion, Detroit Edison Company, Series 1999C, 5.650%,
                     9/01/29 - SYNCORA GTY Insured (Alternative Minimum Tax)

          7,500   Michigan Strategic Fund, Limited Obligation Revenue Refunding   12/12 at 100.00           Baa1         7,170,975
                     Bonds, Detroit Edison Company, Series 2002C, 5.450%,
                     12/15/32 - SYNCORA GTY Insured (Alternative Minimum Tax)

          5,900   Royal Oak Hospital Finance Authority, Michigan, Hospital        11/11 at 100.00             A1         5,507,355
                     Revenue Bonds, William Beaumont Hospital, Series 2001M,
                     5.250%, 11/15/35 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
         23,215   Total Michigan                                                                                        22,409,913
-----------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 1.5% (1.0% OF TOTAL INVESTMENTS)

          7,000   Minneapolis-St. Paul Metropolitan Airports Commission,           1/11 at 100.00            AAA         7,232,750
                     Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%,
                     1/01/32 (Pre-refunded 1/01/11) - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                  MISSISSIPPI - 0.5% (0.3% OF TOTAL INVESTMENTS)

          2,475   Mississippi Hospital Equipment and Facilities Authority,         9/14 at 100.00             AA         2,540,761
                     Revenue Bonds, Baptist Memorial Healthcare, Series
                     2004B-1, 5.000%, 9/01/24 (UB)
-----------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 0.7% (0.5% OF TOTAL INVESTMENTS)

          5,000   Kansas City Municipal Assistance Corporation, Missouri,            No Opt. Call            AA-         1,888,150
                     Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 -
                     AMBAC Insured

          1,500   Missouri-Illinois Metropolitan District Bi-State Development    10/13 at 100.00            AAA         1,515,420
                     Agency, Mass Transit Sales Tax Appropriation Bonds,
                     Metrolink Cross County Extension Project, Series 2002B,
                     5.000%, 10/01/32 - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
          6,500   Total Missouri                                                                                         3,403,570
-----------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 5.5% (3.7% OF TOTAL INVESTMENTS)

          4,885   Clark County, Nevada, Limited Tax General Obligation Bank        7/10 at 100.00            Aaa         4,928,428
                     Bonds, Series 2000, 5.500%, 7/01/18 (Pre-refunded 7/01/10)

          7,500   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,    7/10 at 101.00        Aa3 (4)         7,648,050
                     Series 1999A, 6.000%, 7/01/29 (Pre-refunded 7/01/10) -
                     NPFG Insured

32 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  NEVADA (continued)

$         1,950   Director of Nevada State Department of Business and Industry,    1/12 at 100.00           Caa2   $       626,301
                     Revenue Bonds, Las Vegas Monorail Project, First Tier,
                     Series 2000, 5.625%, 1/01/32 - AMBAC Insured (5)

          2,500   Reno, Nevada, Health Facilities Revenue Bonds, Catholic          7/17 at 100.00            AA+         2,775,700
                     Healthcare West, Trust 2634, 18.389%, 7/01/31 - BHAC
                     Insured (IF)

         10,750   Truckee Meadows Water Authority, Nevada, Water Revenue Bonds,    7/11 at 100.00            AAA        11,351,785
                     Series 2001A, 5.250%, 7/01/34 (Pre-refunded 7/01/11) - AGM
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
         27,585   Total Nevada                                                                                          27,330,264
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW HAMPSHIRE - 1.0% (0.7% OF TOTAL INVESTMENTS)

          5,000   New Hampshire Business Finance Authority, Revenue Bonds,        10/19 at 100.00           BBB+         5,087,350
                     Elliot Hospital Obligated Group Issue, Series 2009A,
                     6.125%, 10/01/39
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 7.9% (5.2% OF TOTAL INVESTMENTS)

         16,840   New Jersey Health Care Facilities Financing Authority,            1/17 at 39.39            BB+         2,265,990
                     Revenue Bonds, Saint Barnabas Health Care System, Series
                     2006A, 0.000%, 7/01/35

          2,400   New Jersey Health Care Facilities Financing Authority,           7/10 at 101.00       BBB- (4)         2,452,824
                     Revenue Bonds, Trinitas Hospital Obligated Group, Series
                     2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)

         14,865   New Jersey Housing and Mortgage Finance Agency, Home Buyer      10/10 at 100.00            Aaa        15,239,747
                     Program Revenue Bonds, Series 2000CC, 5.850%, 10/01/25 -
                     NPFG Insured (Alternative Minimum Tax)

          1,905   New Jersey Housing and Mortgage Finance Agency, Multifamily      5/10 at 100.00             A+         1,905,724
                     Housing Revenue Bonds, Series 1997A, 5.550%, 5/01/27 -
                     AMBAC Insured (Alternative Minimum Tax)

         20,000   New Jersey Transportation Trust Fund Authority,                    No Opt. Call            AAA         5,462,000
                     Transportation System Bonds, Series 2006C, 0.000%,
                     12/15/33 - AGM Insured

          6,470   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/12 at 100.00            AAA         6,934,870
                     Settlement Asset-Backed Bonds, Series 2002, 5.750%,
                     6/01/32 (Pre-refunded 6/01/12)

          6,500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/17 at 100.00            BBB         4,517,695
                     Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%,
                     6/01/41
-----------------------------------------------------------------------------------------------------------------------------------
         68,980   Total New Jersey                                                                                      38,778,850
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 4.8% (3.2% OF TOTAL INVESTMENTS)

          8,500   Farmington, New Mexico, Pollution Control Revenue Refunding     10/10 at 100.00           Baa3         8,500,425
                      Bonds, Public Service Company of New Mexico - San Juan
                      Project, Series 1997B, 5.800%, 4/01/22

                  New Mexico Hospital Equipment Loan Council, Hospital Revenue
                  Bonds, Presbyterian Healthcare Services, Series 2001A:
          8,000      5.500%, 8/01/25 (Pre-refunded 8/01/11)                        8/11 at 101.00        AA- (4)         8,567,280
          6,200      5.500%, 8/01/30 (Pre-refunded 8/01/11)                        8/11 at 101.00        AA- (4)         6,639,642
-----------------------------------------------------------------------------------------------------------------------------------
         22,700   Total New Mexico                                                                                      23,707,347
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 3.5% (2.3% OF TOTAL INVESTMENTS)

          7,000   Metropolitan Transportation Authority, New York, State           7/12 at 100.00            AA-         7,157,290
                     Service Contract Refunding Bonds, Series 2002A, 5.125%,
                     1/01/29

          5,000   New York City Municipal Water Finance Authority, New York,       6/10 at 100.00            AAA         5,029,700
                     Water and Sewerage System Revenue Bonds, Fiscal Series
                     1999B, 5.000%, 6/15/29 - AGM Insured

          5,135   New York State Mortgage Agency, Homeowner Mortgage Revenue       9/10 at 100.50            Aa1         5,151,278
                     Bonds, Series 79, 5.300%, 4/01/29 (Alternative Minimum
                     Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         17,135   Total New York                                                                                        17,338,268
-----------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 4.8% (3.2% OF TOTAL INVESTMENTS)

          3,000   Charlotte-Mecklenberg Hospital Authority, North Carolina,        1/18 at 100.00            AA-         3,020,760
                     Carolinas HealthCare System Revenue Bonds, Series 2008A,
                     5.000%, 1/15/47

         18,555   North Carolina Eastern Municipal Power Agency, Power System      7/10 at 100.00           Baa1        18,584,317
                     Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                     FGIC Insured

          1,900   North Carolina Turnpike Authority, Triangle Expressway System    1/19 at 100.00            AAA         2,039,175
                     Revenue Bonds, Series 2009A, 5.750%, 1/01/39 - AGC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         23,455   Total North Carolina                                                                                  23,644,252
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 33

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 5.4% (3.6% OF TOTAL INVESTMENTS)
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
$           810      5.125%, 6/01/24                                               6/17 at 100.00            BBB   $       748,278
          3,075      5.375%, 6/01/24                                               6/17 at 100.00            BBB         2,913,378
          2,700      5.875%, 6/01/30                                               6/17 at 100.00            BBB         2,286,333
          2,755      5.750%, 6/01/34                                               6/17 at 100.00            BBB         2,167,662
          7,995      5.875%, 6/01/47                                               6/17 at 100.00            BBB         6,001,207

         14,800   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco    6/22 at 100.00            BBB        10,004,060
                     Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                     2007A-3, 0.000%, 6/01/37

          3,750   Ohio Higher Educational Facilities Commission, Revenue Bonds,    1/17 at 100.00              A         2,455,725
                     University Hospitals Health System Inc., Tender Option
                     Bond Trust 2812-1, 12.512%, 1/15/46 - AMBAC Insured (IF)

            165   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities     8/10 at 100.00            Aaa           171,884
                     Program Residential Mortgage Revenue Bonds, Series 2000C,
                     6.050%, 3/01/32 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         36,050   Total Ohio                                                                                            26,748,527
-----------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 0.8% (0.5% OF TOTAL INVESTMENTS)

          1,675   Oklahoma Development Finance Authority, Health System Revenue    8/18 at 100.00            AA-         1,746,891
                     Bonds, Integris Baptist Medical Center, Series 2008B,
                     5.250%, 8/15/38

          2,235   Oklahoma Development Finance Authority, Revenue Bonds, St.       2/14 at 100.00              A         2,238,665
                     John Health System, Series 2004, 5.000%, 2/15/24
-----------------------------------------------------------------------------------------------------------------------------------
          3,910   Total Oklahoma                                                                                         3,985,556
-----------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 2.8% (1.8% OF TOTAL INVESTMENTS)

          1,250   Erie Water Authority, Pennsylvania, Water Revenue Bonds,        12/18 at 100.00            AAA         1,276,188
                     Series 2008, 5.000%, 12/01/43 - AGM Insured

          3,250   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/16 at 100.00            AA+         3,087,435
                     Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31
                     (Alternative Minimum Tax) (UB)

          8,200   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,       12/27 at 100.00             A2         5,511,138
                     Capital Appreciation Series 2009E, 0.000%, 12/01/38

          5,000   Pennsylvania Turnpike Commission, Turnpike Subordinate           6/26 at 100.00            AAA         3,763,650
                     Revenue Bonds, Series 2009C, 0.000%, 6/01/33 - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
         17,700   Total Pennsylvania                                                                                    13,638,411
-----------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 2.9% (1.9% OF TOTAL INVESTMENTS)

            800   Puerto Rico Public Buildings Authority, Guaranteed Government    7/17 at 100.00             A3           640,760
                     Facilities Revenue Refunding Bonds, Series 2002D, 0.000%,
                     7/01/31 - AMBAC Insured

          2,200   Puerto Rico Public Buildings Authority, Guaranteed Government    7/17 at 100.00         A3 (4)         2,278,716
                     Facilities Revenue Refunding Bonds, Series 2002D, 0.000%,
                     7/01/31 (Pre-refunded 7/01/17) - AMBAC Insured

         12,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax           8/26 at 100.00             A+         9,641,400
                     Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                     8/01/32

         23,890   Puerto Rico Sales Tax Financing Corporation, Sales Tax             No Opt. Call            Aa2         1,506,981
                     Revenue Bonds, Series 2007A, 0.000%, 8/01/54 - AMBAC
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
         38,890   Total Puerto Rico                                                                                     14,067,857
-----------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 1.6% (1.1% OF TOTAL INVESTMENTS)

                  Rhode Island Housing & Mortgage Finance Corporation,
                  Homeownership Opportunity 57-B Bond Program, Series 2008,
                  Trust 1177:
          1,500      9.509%, 10/01/27 (Alternative Minimum Tax) (IF)               4/17 at 100.00            AA+         1,567,935
          1,000      9.609%, 10/01/32 (Alternative Minimum Tax) (IF)               4/17 at 100.00            AA+         1,029,980

          5,440   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00            BBB         5,276,528
                     Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                     6.125%, 6/01/32
-----------------------------------------------------------------------------------------------------------------------------------
          7,940   Total Rhode Island                                                                                     7,874,443
-----------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 6.9% (4.6% OF TOTAL INVESTMENTS)

                  Greenville County School District, South Carolina,
                  Installment Purchase Revenue Bonds, Series 2002:
          5,500      6.000%, 12/01/21 (Pre-refunded 12/01/12)                     12/12 at 101.00         AA (4)         6,261,200
          4,500      6.000%, 12/01/21 (Pre-refunded 12/01/12)                     12/12 at 101.00            Aaa         5,122,800

34 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA (continued)

 $        3,750   Greenwood County, South Carolina, Hospital Revenue Bonds,       10/11 at 100.00              A   $     3,756,413
                     Self Memorial Hospital, Series 2001, 5.500%, 10/01/31

          2,500   Lexington County Health Service District, South Carolina,       11/13 at 100.00         A+ (4)         2,874,650
                     Hospital Revenue Refunding and Improvement Bonds, Series
                     2003, 5.750%, 11/01/28 (Pre-refunded 11/01/13)

          2,825   Medical University Hospital Authority, South Carolina,           8/14 at 100.00              A         2,947,859
                     FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
                     2/15/22 - NPFG Insured

         21,565   Piedmont Municipal Power Agency, South Carolina, Electric          No Opt. Call             A-         7,166,481
                     Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 - AMBAC
                     Insured

          1,250   South Carolina Housing Finance and Development Authority,        6/10 at 100.00            Aa1         1,266,513
                     Mortgage Revenue Bonds, Series 2000A-2, 6.000%, 7/01/20 -
                     AGM Insured (Alternative Minimum Tax)

          4,565   Tobacco Settlement Revenue Management Authority, South           5/12 at 100.00        BBB (4)         4,717,699
                     Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                     2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
-----------------------------------------------------------------------------------------------------------------------------------
         46,455   Total South Carolina                                                                                  34,113,615
-----------------------------------------------------------------------------------------------------------------------------------
                  SOUTH DAKOTA - 1.6% (1.1% OF TOTAL INVESTMENTS)

          4,375   Sioux Falls, South Dakota, Industrial Revenue Refunding         10/14 at 100.00            AAA         5,285,700
                     Bonds, Great Plains Hotel Corporation, Series 1989,
                     8.500%, 11/01/16 (Pre-refunded 10/15/14) (Alternative
                     Minimum Tax)

          1,280   South Dakota Education Loans Inc., Revenue Bonds, Subordinate    6/10 at 100.00             B3           933,709
                     Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)

          1,750   South Dakota Health and Educational Facilities Authority,       11/14 at 100.00            AA-         1,784,178
                     Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                     5.500%, 11/01/31
-----------------------------------------------------------------------------------------------------------------------------------
          7,405   Total South Dakota                                                                                     8,003,587
-----------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 5.1% (3.4% OF TOTAL INVESTMENTS)

          3,125   Johnson City Health and Educational Facilities Board,            7/20 at 100.00           BBB+         3,160,250
                     Tennessee, Hospital Revenue Bonds, Mountain States Health
                     Alliance, Refunding Series 2010A, 6.000%, 7/01/38

          5,000   Knox County Health, Educational and Housing Facilities Board,    4/12 at 101.00             A1         5,303,700
                     Tennessee, Hospital Revenue Bonds, Baptist Health System
                     of East Tennessee Inc., Series 2002, 6.500%, 4/15/31

         20,060   Knox County Health, Educational and Housing Facilities Board,     1/13 at 80.49            AAA        14,598,866
                     Tennessee, Hospital Revenue Refunding Bonds, Covenant
                     Health, Series 2002A, 0.000%, 1/01/17 - AGM Insured

          2,000   Sullivan County Health Educational and Housing Facilities        3/13 at 100.00            N/R         1,854,900
                     Board, Tennessee, Revenue Bonds, Wellmont Health System,
                     Refunding Series 2006A, 5.440%, 9/01/32
-----------------------------------------------------------------------------------------------------------------------------------
         30,185   Total Tennessee                                                                                       24,917,716
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 15.0% (10.0% OF TOTAL INVESTMENTS)

          5,110   Brazos River Authority, Texas, Pollution Control Revenue         4/13 at 101.00           Caa3         3,057,364
                     Refunding Bonds, TXU Electric Company, Series 1999C,
                     7.700%, 3/01/32 (Alternative Minimum Tax)

          7,925   Brazos River Authority, Texas, Pollution Control Revenue           No Opt. Call            CCC         7,710,391
                     Refunding Bonds, TXU Electric Company, Series 2001C,
                     5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                     Minimum Tax)

          1,000   Capital Area Cultural Education Facilities Finance               4/20 at 100.00           Baa2         1,005,470
                     Corporation, Texas, Revenue Bonds, The Roman Catholic
                     Diocese of Austin, Series 2005B, Remarketed, 6.125%,
                     4/01/45

          4,080   Central Texas Regional Mobility Authority, Travis and            1/15 at 100.00              A         3,644,419
                     Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                     5.000%, 1/01/35 - FGIC Insured

          5,500   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax         12/11 at 100.00            AAA         5,882,800
                     Revenue Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded
                     12/01/11) - AMBAC Insured

          2,000   Ennis Independent School District, Ellis County, Texas,           8/16 at 54.64            Aaa           819,720
                     General Obligation Bonds, Series 2006, 0.000%, 8/15/28

          1,550   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal       4/11 at 101.00            BBB         1,565,950
                     Revenue Bonds, Valero Energy Corporation, Series 2001,
                     6.650%, 4/01/32 (Alternative Minimum Tax)

          7,570   Harris County-Houston Sports Authority, Texas, Junior Lien         No Opt. Call              A         1,766,762
                     Revenue Bonds, Series 2001H, 0.000%, 11/15/31 - NPFG
                     Insured

          5,000   Houston Community College System, Texas, Limited Tax General     2/13 at 100.00            AA+         5,219,250
                     Obligation Bonds, Series 2003, 5.000%, 2/15/26 - AMBAC
                     Insured (UB)

          9,000   Matagorda County Navigation District 1, Texas, Collateralized      No Opt. Call           BBB+         8,702,460
                     Revenue Refunding Bonds, Houston Light and Power Company,
                     Series 1997, 5.125%, 11/01/28 - AMBAC Insured (Alternative
                     Minimum Tax)

                                                           Nuveen Investments 35

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXAS (continued)

$         7,000   North Texas Thruway Authority, First Tier System Revenue         1/25 at 100.00             A2   $     5,399,660
                     Refunding Bonds, Capital Appreciation Series 2008I,
                     0.000%, 1/01/43

            340   Panhandle Regional Housing Finance Corporation, Texas, GNMA      5/10 at 100.00            N/R           344,281
                     Mortgage-Backed Securities Program Single Family Mortgage
                     Revenue Bonds, Series 1991A, 7.500%, 5/01/24 (Alternative
                     Minimum Tax)

          2,210   Richardson Hospital Authority, Texas, Revenue Bonds,            12/13 at 100.00           Baa2         2,228,962
                     Richardson Regional Medical Center, Series 2004, 6.000%,
                     12/01/19

          4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply         10/12 at 100.00           Baa2         4,825,020
                     System Revenue Refunding Bonds, Series 2002A, 6.000%,
                     10/01/21

          5,500   Spring Independent School District, Harris County, Texas,        8/11 at 100.00            AAA         5,733,860
                     Unlimited Tax Schoolhouse Bonds, Series 2001, 5.000%,
                     8/15/26

          4,375   Tarrant County Cultural & Educational Facilities Financing      11/17 at 100.00            AA-         4,346,781
                     Corporation, Texas, Revenue Bonds, Tarrant County Health
                     Resources, Series 2008, Trust 1197, 9.185%, 11/15/47 (IF)

          3,335   Texas State, General Obligation Bonds, Water Financial           8/19 at 100.00            Aaa         3,915,290
                     Assistance, Tender Option Bond Trust 3479, 13.240%,
                     8/01/39 (IF)

                  White Settlement Independent School District, Tarrant County,
                  Texas, General Obligation Bonds, Series 2006:
          9,110      0.000%, 8/15/36                                                8/15 at 33.75            AAA         2,358,488
          9,110      0.000%, 8/15/41                                                8/15 at 25.73            AAA         1,787,291
          7,110      0.000%, 8/15/45                                                8/15 at 20.76            AAA         1,121,318

          1,710   Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA     10/10 at 100.00            AA+         1,712,753
                     Mortgage-Backed Securities Program Single Family Mortgage
                     Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative
                     Minimum Tax)

          2,000   Wylie Independent School District, Taylor County, Texas,          8/15 at 57.10            AAA           905,060
                     General Obligation Bonds, Series 2005, 0.000%, 8/15/26
-----------------------------------------------------------------------------------------------------------------------------------
        105,235   Total Texas                                                                                           74,053,350
-----------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 4.0% (2.7% OF TOTAL INVESTMENTS)

          3,565   Utah Associated Municipal Power Systems, Revenue Bonds,          4/13 at 100.00            AAA         3,792,697
                     Payson Power Project, Series 2003A, 5.000%, 4/01/24 - AGM
                     Insured (UB)

         16,050   Utah County, Utah, Hospital Revenue Bonds, IHC Health            8/10 at 100.00          A (4)        16,113,237
                     Services Inc., Series 1997, 5.250%, 8/15/26 - NPFG Insured
                     (ETM)
-----------------------------------------------------------------------------------------------------------------------------------
         19,615   Total Utah                                                                                            19,905,934
-----------------------------------------------------------------------------------------------------------------------------------
                  VERMONT - 1.9% (1.2% OF TOTAL INVESTMENTS)

                  Vermont Educational and Health Buildings Financing Agency,
                  Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A:
          3,720      6.125%, 12/01/15 - AMBAC Insured                             12/10 at 101.00           Baa1         3,802,658
          4,265      6.250%, 12/01/16 - AMBAC Insured                             12/10 at 101.00           Baa1         4,351,665

            925   Vermont Housing Finance Agency, Single Family Housing Bonds,     5/10 at 100.00            AAA           947,431
                     Series 2000-13A, 5.950%, 11/01/25 - AGM Insured
                     (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          8,910   Total Vermont                                                                                          9,101,754
-----------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 1.1% (0.8% OF TOTAL INVESTMENTS)

          2,000   Fairfax County Economic Development Authority, Virginia,        10/17 at 100.00            N/R         1,925,040
                     Residential Care Facilities Mortgage Revenue Bonds,
                     Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42

          5,000   Metropolitan Washington DC Airports Authority, Virginia,        10/26 at 100.00            AAA         3,636,150
                     Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%,
                     10/01/41 - AGC Insured
-----------------------------------------------------------------------------------------------------------------------------------
          7,000   Total Virginia                                                                                         5,561,190
-----------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 4.9% (3.3% OF TOTAL INVESTMENTS)

          8,810   Chelan County Public Utility District 1, Washington, Hydro       7/11 at 101.00             AA         8,848,500
                     Consolidated System Revenue Bonds, Series 2001A, 5.600%,
                     1/01/36 - NPFG Insured (Alternative Minimum Tax) (UB)

          3,750   FYI Properties, Washington, Lease Revenue Bonds, Washington      6/19 at 100.00             AA         3,986,738
                     State Department of Information Services Project, Series
                     2009, 5.500%, 6/01/39

          7,225   Port of Seattle, Washington, Special Facility Revenue Bonds,     9/10 at 101.00              A         7,282,293
                     Terminal 18, Series 1999B, 6.000%, 9/01/20 - NPFG Insured
                     (Alternative Minimum Tax)

          2,000   Washington Health Care Facilities Authority, Revenue Bonds,      7/19 at 100.00              A         2,065,259
                     Fred Hutchinson Cancer Research Center, Series 2009A,
                     6.000%, 1/01/33

36 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON (continued)

$         2,500   Washington State Health Care Facilities Authority, Revenue         No Opt. Call            N/R   $     2,065,149
                     Bonds, Northwest Hospital and Medical Center of Seattle,
                     Series 2007, 5.700%, 12/01/32
-----------------------------------------------------------------------------------------------------------------------------------
         24,285   Total Washington                                                                                      24,247,939
-----------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 1.0% (0.7% OF TOTAL INVESTMENTS)

          5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,   10/11 at 100.00            BBB         5,049,299
                     Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
-----------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 2.7% (1.8% OF TOTAL INVESTMENTS)

          5,950   Badger Tobacco Asset Securitization Corporation, Wisconsin,      6/12 at 100.00            AAA         6,371,438
                     Tobacco Settlement Asset-Backed Bonds, Series 2002,
                     6.125%, 6/01/27 (Pre-refunded 6/01/12)

          5,000   Madison, Wisconsin, Industrial Development Revenue Refunding     4/12 at 100.00            AA-         5,052,449
                     Bonds, Madison Gas and Electric Company Projects, Series
                     2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)

          2,100   Wisconsin Health and Educational Facilities Authority,           8/13 at 100.00           BBB+         1,880,507
                     Revenue Bonds, Wheaton Franciscan Services Inc., Series
                     2003A, 5.125%, 8/15/33
-----------------------------------------------------------------------------------------------------------------------------------
         13,050   Total Wisconsin                                                                                       13,304,394
-----------------------------------------------------------------------------------------------------------------------------------
 $      949,230   Total Investments (cost $729,434,638) - 149.9%                                                       738,829,593
===============--------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (3.8)%                                                                   (18,540,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 4.9%                                                                  23,951,917
                  -----------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value -
                    (51.0)% (6)                                                                                       (251,275,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                    $   492,966,510
                  =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.0%.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 37

NQU | Nuveen Quality Income Municipal Fund, Inc.
    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 2.7% (1.8% OF TOTAL INVESTMENTS)

                  Jefferson County, Alabama, Sewer Revenue Capitol Improvement
                  Warrants, Series 2001A:
$         7,475      5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured         2/11 at 101.00            AAA   $     7,811,226
          6,340      5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured         2/11 at 101.00            AAA         6,596,136
          6,970      5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured         2/11 at 101.00            AAA         7,283,511
-----------------------------------------------------------------------------------------------------------------------------------
         20,785   Total Alabama                                                                                         21,690,873
-----------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 1.7% (1.1% OF TOTAL INVESTMENTS)

          6,110   Alaska Housing Finance Corporation, General Housing Purpose     12/14 at 100.00             AA         6,306,620
                     Bonds, Series 2005A, 5.000%, 12/01/27 - FGIC Insured (UB)

         11,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/14 at 100.00           Baa3         7,394,530
                     Settlement Asset-Backed Bonds, Series 2006A, 5.000%,
                     6/01/46
-----------------------------------------------------------------------------------------------------------------------------------
         17,110   Total Alaska                                                                                          13,701,150
-----------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 2.2% (1.4% OF TOTAL INVESTMENTS)

          5,350   Arizona Tourism and Sports Authority, Tax Revenue Bonds,         7/13 at 100.00             A1         5,365,141
                     Multipurpose Stadium Facility Project, Series 2003A,
                     5.000%, 7/01/28 - NPFG Insured

          1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds, Series      No Opt. Call            Aa2         1,135,850
                     2002, 5.250%, 7/01/17 - FGIC Insured

          2,350   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien     7/18 at 100.00            AA-         2,392,441
                     Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33

          8,010   Salt River Project Agricultural Improvement and Power            1/12 at 101.00            Aa1         8,254,385
                     District, Arizona, Electric System Revenue Refunding
                     Bonds, Series 2002A, 5.125%, 1/01/27
-----------------------------------------------------------------------------------------------------------------------------------
         16,710   Total Arizona                                                                                         17,147,817
-----------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 1.0% (0.6% OF TOTAL INVESTMENTS)

                  Arkansas Development Finance Authority, Tobacco Settlement
                  Revenue Bonds, Arkansas Cancer Research Center Project,
                  Series 2006:
          2,500      0.000%, 7/01/36 - AMBAC Insured                                 No Opt. Call            Aa3           681,650
         19,800      0.000%, 7/01/46 - AMBAC Insured                                 No Opt. Call            Aa3         3,090,186

          4,000   University of Arkansas, Fayetteville, Revenue Bonds, Medical    11/14 at 100.00            Aa3         4,106,920
                     Sciences Campus, Series 2004B, 5.000%, 11/01/34 - NPFG
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
         26,300   Total Arkansas                                                                                         7,878,756
-----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 14.7% (9.6% OF TOTAL INVESTMENTS)

         12,500   Anaheim Public Finance Authority, California, Subordinate          No Opt. Call            AAA         2,454,000
                     Lease Revenue Bonds, Public Improvement Project, Series
                     1997C, 0.000%, 9/01/35 - AGM Insured

          1,000   California Department of Water Resources, Power Supply           5/12 at 101.00            Aaa         1,109,800
                     Revenue Bonds, Series 2002A, 5.750%, 5/01/17 (Pre-refunded
                     5/01/12)

          6,000   California Health Facilities Financing Authority, Health         3/13 at 100.00              A         5,832,480
                     Facility Revenue Bonds, Adventist Health System/West,
                     Series 2003A, 5.000%, 3/01/33

          3,450   California Infrastructure Economic Development Bank, Revenue    10/11 at 101.00             A-         3,361,818
                     Bonds, J. David Gladstone Institutes, Series 2001, 5.250%,
                     10/01/34

          3,500   California State, General Obligation Bonds, Various Purpose      3/20 at 100.00             A1         3,594,465
                     Series 2010, 5.250%, 3/01/30

          1,360   California Statewide Community Development Authority, Revenue    7/15 at 100.00            BBB         1,244,441
                     Bonds, Daughters of Charity Health System, Series 2005A,
                     5.250%, 7/01/30

          3,600   California Statewide Community Development Authority, Revenue    7/18 at 100.00            AA-         3,706,704
                     Bonds, St. Joseph Health System, Series 2007A, 5.750%,
                     7/01/47 - FGIC Insured

         14,600   California, General Obligation Bonds, Series 2003, 5.250%,       8/13 at 100.00             A1        14,794,618
                     2/01/28

         25,000   California, General Obligation Bonds, Series 2005, 4.750%,       3/16 at 100.00             A1        23,639,250
                     3/01/35 - NPFG Insured

         10,000   California, Various Purpose General Obligation Bonds, Series    10/10 at 100.00             A1         9,779,800
                     1999, 4.750%, 4/01/29 - NPFG Insured

         16,000   California, Various Purpose General Obligation Bonds, Series     6/17 at 100.00             A1        15,881,920
                     2007, 5.000%, 6/01/37

          8,500   Foothill/Eastern Transportation Corridor Agency, California,     7/10 at 100.00              A         7,334,905
                     Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                     NPFG Insured

38 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)

                  Golden State Tobacco Securitization Corporation, California,
                  Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
$        10,355      5.000%, 6/01/33                                               6/17 at 100.00            BBB   $     8,457,446
          1,500      5.125%, 6/01/47                                               6/17 at 100.00            BBB         1,047,585

          3,300   M-S-R Energy Authority, California, Gas Revenue Bonds,             No Opt. Call              A         3,664,749
                     Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39

          1,830   San Diego Public Facilities Financing Authority, California,     8/19 at 100.00            Aa2         2,384,234
                     Water Utility Revenue Bonds, Tender Option Bond Trust
                     3504, 19.460%, 8/01/39 (IF)

         30,000   San Joaquin Hills Transportation Corridor Agency, Orange           No Opt. Call              A         4,227,600
                     County, California, Toll Road Revenue Refunding Bonds,
                     Series 1997A, 0.000%, 1/15/35 - NPFG Insured

          3,000   San Mateo County Community College District, California,           No Opt. Call            Aaa           966,510
                     General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 -
                     NPFG Insured

          1,500   Tobacco Securitization Authority of Northern California,         6/15 at 100.00            BBB         1,114,260
                     Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                     5.500%, 6/01/45

          1,955   Tobacco Securitization Authority of Southern California,         6/14 at 100.00            BBB         1,869,430
                     Tobacco Settlement Asset-Backed Bonds, San Diego County
                     Tobacco Asset Securitization Corporation, Senior Series
                     2001A, 4.750%, 6/01/25
-----------------------------------------------------------------------------------------------------------------------------------
        158,950   Total California                                                                                     116,466,015
-----------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 5.4% (3.5% OF TOTAL INVESTMENTS)

          1,000   Colorado Health Facilities Authority, Revenue Bonds, Poudre      9/18 at 102.00            AAA         1,014,030
                     Valley Health System, Series 2005C, 5.250%, 3/01/40 - AGM
                     Insured

         10,000   Denver City and County, Colorado, Airport System Revenue        11/10 at 100.00             A+        10,055,200
                     Refunding Bonds, Series 2000A, 5.625%, 11/15/23 - AMBAC
                     Insured (Alternative Minimum Tax)

          6,185   E-470 Public Highway Authority, Colorado, Senior Revenue           No Opt. Call              A         2,175,326
                     Bonds, Series 1997B, 0.000%, 9/01/26 - NPFG Insured

         43,000   E-470 Public Highway Authority, Colorado, Senior Revenue           No Opt. Call              A         9,195,980
                     Bonds, Series 2000B, 0.000%, 9/01/33 - NPFG Insured

         14,400   E-470 Public Highway Authority, Colorado, Senior Revenue          9/10 at 65.63            Aaa         9,436,464
                     Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded
                     9/01/10) - NPFG Insured

          7,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,      No Opt. Call              A         1,383,900
                     Series 2004A, 0.000%, 9/01/34 - NPFG Insured

          8,740   Larimer County School District R1, Poudre, Colorado, General    12/10 at 100.00        Aa2 (4)         9,006,220
                     Obligation Bonds, Series 2000, 5.125%, 12/15/19
                     (Pre-refunded 12/15/10) - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         90,325   Total Colorado                                                                                        42,267,120
-----------------------------------------------------------------------------------------------------------------------------------
                  CONNECTICUT - 0.6% (0.4% OF TOTAL INVESTMENTS)

          4,395   Bridgeport, Connecticut, General Obligation Bonds, Series        8/11 at 100.00         A1 (4)         4,664,062
                     2001C, 5.375%, 8/15/17 (Pre-refunded 8/15/11) - FGIC
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 1.0% (0.6% OF TOTAL INVESTMENTS)

          2,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/20 at 100.00             A2         2,536,750
                     International Airport, Series 2010A-1, 5.375%, 10/01/41

          5,000   Orange County Health Facilities Authority, Florida, Hospital    11/10 at 101.00         A1 (4)         5,214,300
                     Revenue Bonds, Adventist Health System/Sunbelt Obligated
                     Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded
                     11/15/10)
-----------------------------------------------------------------------------------------------------------------------------------
          7,500   Total Florida                                                                                          7,751,050
-----------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 0.9% (0.6% OF TOTAL INVESTMENTS)

          1,250   DeKalb County Hospital Authority, Georgia, Revenue               9/20 at 100.00            N/R         1,255,613
                     Anticipation Certificates, DeKalb Medical Center, Inc.
                     Project, Series 2010, 6.000%, 9/01/30 (WI/DD, Settling
                     5/03/10)

          5,000   Medical Center Hospital Authority, Georgia, Revenue              8/18 at 100.00            AAA         5,544,400
                     Anticipation Certificates, Columbus Regional Healthcare
                     System, Inc. Project, Series 2008, 6.500%, 8/01/38
-----------------------------------------------------------------------------------------------------------------------------------
          6,250   Total Georgia                                                                                          6,800,013
-----------------------------------------------------------------------------------------------------------------------------------
                  HAWAII - 1.3% (0.8% OF TOTAL INVESTMENTS)

         10,000   Hawaii Department of Transportation, Airport System Revenue      7/10 at 101.00              A        10,168,100
                     Refunding Bonds, Series 2000B, 5.750%, 7/01/21 - FGIC
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 39

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 12.2% (8.0% OF TOTAL INVESTMENTS)

                  Chicago Board of Education, Illinois, Unlimited Tax General
                  Obligation Bonds, Dedicated Revenues, Series 2001C:
$         1,000      5.500%, 12/01/18 (Pre-refunded 12/01/11) - AGM Insured       12/11 at 100.00            AAA   $     1,077,980
          3,000      5.000%, 12/01/20 (Pre-refunded 12/01/11) - AGM Insured       12/11 at 100.00            AAA         3,210,270
          2,000      5.000%, 12/01/21 (Pre-refunded 12/01/11) - AGM Insured       12/11 at 100.00            AAA         2,140,180

                  Chicago Board of Education, Illinois, Unlimited Tax General
                  Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
          9,400      0.000%, 12/01/14 - FGIC Insured                                 No Opt. Call            Aa2         8,255,174
          4,400      0.000%, 12/01/15 - FGIC Insured                                 No Opt. Call            Aa2         3,682,140

         32,670   Chicago, Illinois, General Obligation Bonds, City Colleges,        No Opt. Call            Aa2        10,472,042
                     Series 1999, 0.000%, 1/01/32 - FGIC Insured

                  Chicago, Illinois, General Obligation Bonds, Neighborhoods
                  Alive 21 Program, Series 2000A:
            680      6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured         7/10 at 101.00        Aa2 (4)           693,267
          4,320      6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured         7/10 at 101.00        Aa2 (4)         4,404,283

            190   Chicago, Illinois, General Obligation Bonds, Series 2002A,       7/12 at 100.00            Aa2           202,287
                     5.000%, 1/01/18 - AMBAC Insured

                  Chicago, Illinois, General Obligation Bonds, Series 2002A:
             70      5.000%, 1/01/18 (Pre-refunded 7/01/12) - AMBAC Insured        7/12 at 100.00        Aa2 (4)            76,365
          6,190      5.000%, 1/01/18 (Pre-refunded 7/01/12) - AMBAC Insured        7/12 at 100.00        Aa2 (4)         6,752,857

         13,300   Chicago, Illinois, Revenue Bonds, Midway Airport, Series         7/10 at 100.50              A        12,578,475
                     1998A, 5.125%, 1/01/35 - NPFG Insured (Alternative Minimum
                     Tax)

                  Illinois Educational Facilities Authority, Student Housing
                  Revenue Bonds, Educational Advancement Foundation Fund,
                  University Center Project, Series 2002:
          3,000      6.625%, 5/01/17 (Pre-refunded 5/01/12)                        5/12 at 101.00            Aaa         3,373,140
          1,800      6.000%, 5/01/22 (Pre-refunded 5/01/12)                        5/12 at 101.00            Aaa         2,001,582

          1,050   Illinois Finance Authority, General Obligation Debt             12/14 at 100.00             A1         1,078,676
                     Certificates, Local Government Program - Kankakee County,
                     Series 2005B, 5.000%, 12/01/20 - AMBAC Insured

         15,000   Illinois Finance Authority, Illinois, Northwestern              12/15 at 100.00            AAA        15,388,650
                     University, Revenue Bonds, Series 2006, 5.000%, 12/01/42
                     (UB)

          2,000   Illinois Finance Authority, Revenue Bonds, Children's            8/18 at 100.00            AAA         2,012,120
                     Memorial Hospital, Series 2008A, 5.250%, 8/15/47 - AGC
                     Insured (UB)

          1,000   Illinois Finance Authority, Revenue Bonds, Edward Health         2/18 at 100.00             A+         1,003,040
                     Services Corporation, Series 2008A, 5.500%, 2/01/40 -
                     AMBAC Insured

          4,000   Illinois Finance Authority, Revenue Bonds, Memorial Health         No Opt. Call             A+         4,005,400
                     System, Series 2009, 5.500%, 4/01/34

          5,000   Illinois Finance Authority, Revenue Bonds, Northwestern          8/14 at 100.00        N/R (4)         5,842,900
                     Memorial Hospital, Series 2004A, 5.500%, 8/15/43
                     (Pre-refunded 8/15/14)

          5,000   Illinois, General Obligation Bonds, Illinois FIRST Program,     12/10 at 100.00            Aa3         5,150,500
                     Series 2000, 5.450%, 12/01/21 - NPFG Insured

          2,270   Metropolitan Pier and Exposition Authority, Illinois, Revenue    6/12 at 101.00            AAA         2,303,959
                     Bonds, McCormick Place Expansion Project, Series 2002A,
                     5.000%, 12/15/28 - NPFG Insured

            940   Montgomery, Illinois, Lakewood Creek Project Special             3/16 at 100.00            N/R           806,125
                     Assessment Bonds, Series 2007, 4.700%, 3/01/30 - RAAI
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
        118,280   Total Illinois                                                                                        96,511,412
-----------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 1.7% (1.1% OF TOTAL INVESTMENTS)

          2,000   Indiana Health Facility Financing Authority, Hospital Revenue    3/14 at 100.00             A+         2,003,620
                     Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%,
                     3/01/34 - AMBAC Insured

          3,240   Indiana Health Facility Financing Authority, Hospital Revenue    7/12 at 100.00             A+         3,324,078
                     Bonds, Marion General Hospital, Series 2002, 5.625%,
                     7/01/19 - AMBAC Insured

          2,400   Indiana Health Facility Financing Authority, Revenue Bonds,      5/15 at 100.00              A         2,256,600
                     Community Hospitals of Indiana, Series 2005A, 5.000%,
                     5/01/35 - AMBAC Insured

          6,015   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,    8/10 at 100.00            AA-         6,015,180
                     Memorial Health System, Series 1998A, 4.625%, 8/15/28 -
                     NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
         13,655   Total Indiana                                                                                         13,599,478
-----------------------------------------------------------------------------------------------------------------------------------

40 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 1.0% (0.7% OF TOTAL INVESTMENTS)

                  Iowa Tobacco Settlement Authority, Asset Backed Settlement
                  Revenue Bonds, Series 2005C:
$         4,000      5.375%, 6/01/38                                               6/15 at 100.00            BBB   $     2,972,800
          7,000      5.625%, 6/01/46                                               6/15 at 100.00            BBB         5,236,560
-----------------------------------------------------------------------------------------------------------------------------------
         11,000   Total Iowa                                                                                             8,209,360
-----------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

          4,585   Johnson County Unified School District 232, Kansas, General      9/10 at 100.00        Aa3 (4)         4,654,325
                     Obligation Bonds, Series 2000, 4.750%, 9/01/19
                     (Pre-refunded 9/01/10) - AGM Insured

          1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas      6/14 at 100.00              A         1,780,100
                     and Electric Company, Series 2004, 5.300%, 6/01/31 - NPFG
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
          6,335   Total Kansas                                                                                           6,434,425
-----------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 1.3% (0.8% OF TOTAL INVESTMENTS)

          6,015   Kentucky Economic Development Finance Authority, Hospital        6/20 at 100.00           Baa2         6,206,397
                     Facilities Revenue Bonds, Owensboro Medical Health System,
                     Series 2010B, 6.375%, 3/01/40

          1,000   Kentucky Economic Development Finance Authority, Louisville      6/18 at 100.00            AAA         1,098,560
                     Arena Project Revenue Bonds, Louisville Arena Authority,
                     Inc., Series 2008-A1, 6.000%, 12/01/33 - AGC Insured

          2,500   Kentucky State Property and Buildings Commission, Revenue        2/12 at 100.00            AAA         2,702,525
                     Refunding Bonds, Project 74, Series 2002, 5.375%, 2/01/18
                     (Pre-refunded 2/01/12) - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
          9,515   Total Kentucky                                                                                        10,007,482
-----------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 3.6% (2.4% OF TOTAL INVESTMENTS)

         10,000   Louisiana Public Facilities Authority, Hospital Revenue            No Opt. Call            AAA        11,238,200
                     Bonds, Franciscan Missionaries of Our Lady Health System,
                     Series 1998A, 5.750%, 7/01/25 - AGM Insured (UB)

          9,000   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner    5/17 at 100.00           Baa1         8,177,220
                     Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

          5,500   Louisiana Public Facilities Authority, Revenue Bonds, Tulane     7/12 at 100.00        N/R (4)         5,985,210
                     University, Series 2002A, 5.000%, 7/01/32 (Pre-refunded
                     7/01/12) - AMBAC Insured

          3,490   Tobacco Settlement Financing Corporation, Louisiana, Tobacco     5/11 at 101.00            BBB         3,383,625
                     Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                     5/15/39
-----------------------------------------------------------------------------------------------------------------------------------
         27,990   Total Louisiana                                                                                       28,784,255
-----------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 5.9% (3.9% OF TOTAL INVESTMENTS)

            500   Massachusetts Health and Educational Facilities Authority,       7/18 at 100.00             A3           480,875
                     Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%,
                     7/01/38

          7,405   Massachusetts Health and Educational Facilities Authority,         No Opt. Call            AAA         9,064,535
                     Revenue Bonds, Massachusetts Institute of Technology,
                     Series 2002K, 5.500%, 7/01/32 (UB)

          2,300   Massachusetts Health and Educational Facilities Authority,       7/19 at 100.00            BBB         2,346,575
                     Revenue Refunding Bonds, Suffolk University Issue, Series
                     2009A, 5.750%, 7/01/39

          6,000   Massachusetts Industrial Finance Agency, Resource Recovery       6/10 at 101.00            BBB         5,924,040
                     Revenue Refunding Bonds, Ogden Haverhill Project, Series
                     1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

         12,500   Massachusetts Turnpike Authority, Metropolitan Highway System    7/10 at 100.00              A        12,500,250
                     Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - NPFG
                     Insured

            425   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,    8/10 at 100.00            AAA           429,352
                     MWRA Loan Program, Subordinate Series 1999A, 5.750%,
                     8/01/29

         10,000   Massachusetts Water Resources Authority, General Revenue         8/10 at 101.00        AA+ (4)        10,236,600
                     Bonds, Series 2000A, 5.750%, 8/01/39 (Pre-refunded
                     8/01/10) - FGIC Insured

          5,730   University of Massachusetts Building Authority, Senior Lien     11/10 at 100.00         A+ (4)         5,873,995
                     Project Revenue Bonds, Series 2000-2, 5.250%, 11/01/20
                     (Pre-refunded 11/01/10) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         44,860   Total Massachusetts                                                                                   46,856,222
-----------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 1.0% (0.7% OF TOTAL INVESTMENTS)

          3,790   Michigan Municipal Bond Authority, General Obligation Bonds,     6/15 at 100.00            AAA         4,009,024
                     Detroit City School District, Series 2005, 5.000%, 6/01/20
                     - AGM Insured

          3,050   Michigan Tobacco Settlement Finance Authority, Tobacco           6/18 at 100.00           Baa3         2,836,836
                     Settlement Asset-Backed Revenue Bonds, Series 2008A,
                     6.875%, 6/01/42

                                                           Nuveen Investments 41

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN (continued)

$         1,150   Royal Oak Hospital Finance Authority, Michigan, Hospital         9/18 at 100.00             A1   $     1,361,600
                     Revenue Bonds, William Beaumont Hospital, Refunding Series
                     2009V, 8.250%, 9/01/39
-----------------------------------------------------------------------------------------------------------------------------------
          7,990   Total Michigan                                                                                         8,207,460
-----------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 1.2% (0.8% OF TOTAL INVESTMENTS)

                  Chaska, Minnesota, Electric Revenue Bonds, Generating
                  Facility Project, Series 2000A:
          1,930      6.000%, 10/01/20 (Pre-refunded 10/01/10)                     10/10 at 100.00         A3 (4)         1,976,281
          2,685      6.000%, 10/01/25 (Pre-refunded 10/01/10)                     10/10 at 100.00         A3 (4)         2,749,386

          3,655   Dakota and Washington Counties Housing and Redevelopment           No Opt. Call            AAA         4,872,663
                     Authority, Minnesota, GNMA Mortgage-Backed Securities
                     Program Single Family Residential Mortgage Revenue Bonds,
                     Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)
                     (ETM)
-----------------------------------------------------------------------------------------------------------------------------------
          8,270   Total Minnesota                                                                                        9,598,330
-----------------------------------------------------------------------------------------------------------------------------------
                  MISSISSIPPI - 0.6% (0.4% OF TOTAL INVESTMENTS)

          1,875   Mississippi Hospital Equipment and Facilities Authority,         9/14 at 100.00             AA         1,924,819
                     Revenue Bonds, Baptist Memorial Healthcare, Series
                     2004B-1, 5.000%, 9/01/24 (UB)

          2,500   Mississippi Hospital Equipment and Facilities Authority,         1/11 at 101.00        Aa3 (4)         2,609,975
                     Revenue Bonds, Forrest County General Hospital, Series
                     2000, 5.500%, 1/01/27 (Pre-refunded 1/01/11) - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
          4,375   Total Mississippi                                                                                      4,534,794
-----------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 1.6% (1.1% OF TOTAL INVESTMENTS)

         15,000   Kansas City Municipal Assistance Corporation, Missouri,            No Opt. Call            AA-         5,664,450
                     Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 -
                     AMBAC Insured

          2,400   Missouri-Illinois Metropolitan District Bi-State Development    10/13 at 100.00            AAA         2,473,968
                     Agency, Mass Transit Sales Tax Appropriation Bonds,
                     Metrolink Cross County Extension Project, Series 2002B,
                     5.000%, 10/01/23 - AGM Insured

         15,350   Springfield Public Building Corporation, Missouri, Lease           No Opt. Call            N/R         4,811,304
                     Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
                     0.000%, 6/01/30 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         32,750   Total Missouri                                                                                        12,949,722
-----------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 7.0% (4.6% OF TOTAL INVESTMENTS)

         34,470   Clark County School District, Nevada, General Obligation         6/12 at 100.00         AA (4)        37,419,253
                     Bonds, Series 2002C, 5.000%, 6/15/20 (Pre-refunded
                     6/15/12) - NPFG Insured

         14,515   Clark County, Nevada, Passenger Facility Charge Revenue          1/20 at 100.00            Aa3        14,491,486
                     Bonds, Las Vegas-McCarran International Airport, Series
                     2010A, 5.250%, 7/01/42

          6,845   Director of Nevada State Department of Business and Industry,      No Opt. Call           Caa2         1,007,242
                     Revenue Bonds, Las Vegas Monorail Project, First Tier,
                     Series 2000, 0.000%, 1/01/23 - AMBAC Insured

          2,500   Reno, Nevada, Health Facilities Revenue Bonds, Catholic          7/17 at 100.00            AA+         2,775,700
                     Healthcare West, Trust 2634, 18.389%, 7/01/31 - BHAC
                     Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
         58,330   Total Nevada                                                                                          55,693,681
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW HAMPSHIRE - 0.7% (0.4% OF TOTAL INVESTMENTS)

          5,000   New Hampshire Business Finance Authority, Revenue Bonds,        10/19 at 100.00           BBB+         5,087,350
                     Elliot Hospital Obligated Group Issue, Series 2009A,
                     6.125%, 10/01/39
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 5.1% (3.4% OF TOTAL INVESTMENTS)

          1,000   New Jersey Building Authority, State Building Revenue Bonds,    12/12 at 100.00            AAA         1,103,670
                     Series 2002A, 5.000%, 12/15/21 (Pre-refunded 12/15/12) -
                     AGM Insured

         10,000   New Jersey Health Care Facilities Financing Authority,            1/17 at 37.38            BB+         1,233,100
                     Revenue Bonds, Saint Barnabas Health Care System, Series
                     2006A, 0.000%, 7/01/36

          2,150   New Jersey Health Care Facilities Financing Authority,           7/10 at 101.00       BBB- (4)         2,197,322
                     Revenue Bonds, Trinitas Hospital Obligated Group, Series
                     2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)

          2,025   New Jersey Transportation Trust Fund Authority,                 12/11 at 100.00        AA- (4)         2,202,208
                     Transportation System Bonds, Series 2001B, 6.000%,
                     12/15/19 (Pre-refunded 12/15/11) - NPFG Insured

          3,200   New Jersey Transportation Trust Fund Authority,                  6/13 at 100.00            AAA         3,633,632
                     Transportation System Bonds, Series 2003C, 5.500%, 6/15/22
                     (Pre-refunded 6/15/13)

42 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY (continued)

                  New Jersey Transportation Trust Fund Authority,
                  Transportation System Bonds, Series 2006C:
 $       20,000      0.000%, 12/15/33 - AGM Insured                                  No Opt. Call            AAA   $     5,462,000
         20,000      0.000%, 12/15/35 - AMBAC Insured                                No Opt. Call            AA-         4,331,600
         20,000      0.000%, 12/15/36 - AMBAC Insured                                No Opt. Call            AA-         4,059,400

                  Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                  Settlement Asset-Backed Bonds, Series 2002:
          1,965      5.750%, 6/01/32 (Pre-refunded 6/01/12)                        6/12 at 100.00            AAA         2,106,185
          1,000      6.125%, 6/01/42 (Pre-refunded 6/01/12)                        6/12 at 100.00            AAA         1,110,710

                  Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                  Settlement Asset-Backed Bonds, Series 2003:
          9,420      6.750%, 6/01/39 (Pre-refunded 6/01/13)                        6/13 at 100.00            AAA        11,017,349
          1,850      6.250%, 6/01/43 (Pre-refunded 6/01/13)                        6/13 at 100.00            AAA         2,135,733
-----------------------------------------------------------------------------------------------------------------------------------
         92,610   Total New Jersey                                                                                      40,592,909
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

          5,925   New Mexico Hospital Equipment Loan Council, Hospital Revenue     8/11 at 101.00        AA- (4)         6,345,142
                     Bonds, Presbyterian Healthcare Services, Series 2001A,
                     5.500%, 8/01/21 (Pre-refunded 8/01/11)
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 10.5% (6.8% OF TOTAL INVESTMENTS)

            275   Dormitory Authority of the State of New York, Insured Revenue    7/10 at 100.00              A           275,231
                     Bonds, Fordham University, Series 1998, 5.000%, 7/01/28 -
                     NPFG Insured

          2,250   Dormitory Authority of the State of New York, Insured Revenue      No Opt. Call              A         2,326,388
                     Bonds, Mount Sinai School of Medicine, Series 1994A,
                     5.150%, 7/01/24 - NPFG Insured

         20,000   Erie County Tobacco Asset Securitization Corporation, New        7/10 at 101.00            AAA        20,441,600
                     York, Senior Tobacco Settlement Asset-Backed Bonds, Series
                     2000, 6.125%, 7/15/30 (Pre-refunded 7/15/10)

          1,320   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00              A         1,228,616
                     Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured

          1,130   Long Island Power Authority, New York, Electric System           9/11 at 100.00            AAA         1,203,473
                     General Revenue Bonds, Series 2001A, 5.375%, 9/01/25
                     (Pre-refunded 9/01/11)

         13,600   Metropolitan Transportation Authority, New York,                11/16 at 100.00            AAA        13,428,912
                     Transportation Revenue Bonds, Series 2006B, 4.500%,
                     11/15/32 - AGM Insured (UB)

          5,000   New York City, New York, General Obligation Bonds, Fiscal        8/12 at 100.00             AA         5,452,750
                     Series 2002A, 5.750%, 8/01/16

                  New York City, New York, General Obligation Bonds, Fiscal
                  Series 2002G:
            950      5.000%, 8/01/17                                               8/12 at 100.00             AA           992,380
          6,540      5.750%, 8/01/18                                               8/12 at 100.00             AA         7,118,528

          4,005   New York City, New York, General Obligation Bonds, Fiscal        8/12 at 100.00         AA (4)         4,452,879
                     Series 2002G, 5.750%, 8/01/18 (Pre-refunded 8/01/12)

                  New York State Environmental Facilities Corporation, State
                  Clean Water and Drinking Water Revolving Funds Revenue Bonds,
                  New York City Municipal Water Finance Authority Projects,
                  Second Resolution Bonds, Series 2001C:
          6,035      5.000%, 6/15/20                                               6/11 at 100.00            AAA         6,288,470
          6,575      5.000%, 6/15/22                                               6/11 at 100.00            AAA         6,825,639

         11,540   Port Authority of New York and New Jersey, Consolidated         11/12 at 101.00            AAA        12,653,725
                     Revenue Bonds, One Hundred Twenty-Eighth Series 2002,
                     5.000%, 11/01/20 - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
         79,220   Total New York                                                                                        82,688,591
-----------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 3.2% (2.1% OF TOTAL INVESTMENTS)

          3,000   Charlotte-Mecklenberg Hospital Authority, North Carolina,        1/18 at 100.00            AA-         3,020,760
                     Carolinas HealthCare System Revenue Bonds, Series 2008A,
                     5.000%, 1/15/47

          8,960   North Carolina Capital Facilities Financing Agency, Revenue     10/15 at 100.00            AA+         9,279,782
                     Bonds, Duke University, Series 2005A, 5.000%, 10/01/41

          4,000   North Carolina Medical Care Commission, Health System Revenue   10/17 at 100.00             AA         3,929,680
                      Bonds, Mission St. Joseph's Health System, Series 2007,
                     4.500%, 10/01/31 (UB)

            665   North Carolina Medical Care Commission, Hospital Revenue        12/10 at 100.00             A1           638,001
                     Bonds, Pitt County Memorial Hospital, Series 1998A,
                     4.750%, 12/01/28 - NPFG Insured

                                                           Nuveen Investments 43

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA (continued)

$         7,500   North Carolina Municipal Power Agency 1, Catawba Electric        1/13 at 100.00              A   $     8,079,525
                     Revenue Bonds, Series 2003A, 5.250%, 1/01/19 - NPFG
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
         24,125   Total North Carolina                                                                                  24,947,748
-----------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 5.9% (3.9% OF TOTAL INVESTMENTS)

         10,000   American Municipal Power Ohio Inc., General Revenue Bonds,       2/18 at 100.00             A1        10,269,300
                     Prairie State Energy Campus Project Series 2008A, 5.250%,
                     2/15/43

                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
            205      5.125%, 6/01/24                                               6/17 at 100.00            BBB           189,379
          2,925      5.875%, 6/01/30                                               6/17 at 100.00            BBB         2,476,861
          5,040      5.750%, 6/01/34                                               6/17 at 100.00            BBB         3,965,522
          2,400      6.000%, 6/01/42                                               6/17 at 100.00            BBB         1,854,888
          5,730      5.875%, 6/01/47                                               6/17 at 100.00            BBB         4,301,053

         10,000   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco    6/22 at 100.00            BBB         6,759,500
                     Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                     2007A-3, 0.000%, 6/01/37

                  Cincinnati City School District, Hamilton County, Ohio,
                  General Obligation Bonds, Series 2002:
          2,165      5.250%, 6/01/19 - AGM Insured                                12/12 at 100.00            AAA         2,352,186
          2,600      5.250%, 6/01/21 - AGM Insured                                12/12 at 100.00            AAA         2,827,214
          2,000      5.000%, 12/01/22 - AGM Insured                               12/12 at 100.00            AAA         2,086,940

         10,000   Columbus City School District, Franklin County, Ohio, General   12/16 at 100.00            AAA         9,702,700
                     Obligation Bonds, Series 2006, 4.250%, 12/01/32 - AGM
                     Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
         53,065   Total Ohio                                                                                            46,785,543
-----------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 3.4% (2.2% OF TOTAL INVESTMENTS)

          1,675   Oklahoma Development Finance Authority, Health System Revenue    8/18 at 100.00            AA-         1,746,891
                     Bonds, Integris Baptist Medical Center, Series 2008B,
                     5.250%, 8/15/38

          6,040   Oklahoma Development Finance Authority, Revenue Bonds, Saint     2/17 at 100.00              A         5,631,032
                     John Health System, Series 2007, 5.000%, 2/15/42

          2,000   Oklahoma Municipal Power Authority, Power Supply System          1/17 at 100.00              A         1,868,140
                     Revenue Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured

         17,510   Pottawatomie County Home Finance Authority, Oklahoma, Single       No Opt. Call            AAA        17,755,315
                     Family Mortgage Revenue Bonds, Series 1991A, 8.625%,
                     7/01/10 (ETM)
-----------------------------------------------------------------------------------------------------------------------------------
         27,225   Total Oklahoma                                                                                        27,001,378
-----------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 0.4% (0.3% OF TOTAL INVESTMENTS)

          3,000   Deschutes County School District 1, Bend-La Pine, Oregon,        6/11 at 100.00        Aa1 (4)         3,169,560
                     General Obligation Bonds, Series 2001A, 5.500%, 6/15/18
                     (Pre-refunded 6/15/11) - AGM Insured

            185   Oregon Housing and Community Services Department, Single         1/14 at 100.00            Aa2           192,977
                     Family Mortgage Revenue Bonds, Series 2004H, 5.125%,
                     1/01/29 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          3,185   Total Oregon                                                                                           3,362,537
-----------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 4.1% (2.7% OF TOTAL INVESTMENTS)

          2,000   Allegheny County Hospital Development Authority,                   No Opt. Call            Aa3         2,055,900
                     Pennsylvania, University of Pittsburgh Medical Center
                     Revenue Bonds, Series 2009A, 5.625%, 8/15/39

            220   Allentown, Pennsylvania, General Obligation Bonds, Series       10/13 at 100.00             A1           242,821
                     2003, 5.500%, 10/01/19 - FGIC Insured

          1,450   Carbon County Industrial Development Authority, Pennsylvania,      No Opt. Call           BBB-         1,449,986
                     Resource Recovery Revenue Refunding Bonds, Panther Creek
                     Partners Project, Series 2000, 6.650%, 5/01/10
                     (Alternative Minimum Tax)

          1,500   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/16 at 100.00            AA+         1,424,970
                     Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31
                     (Alternative Minimum Tax) (UB)

          2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,       12/14 at 100.00            Aa3         2,741,882
                     Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

          5,000   Pennsylvania Turnpike Commission, Turnpike Subordinate           6/26 at 100.00            AAA         3,763,650
                     Revenue Bonds, Series 2009C, 0.000%, 6/01/33 - AGM Insured

          7,800   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General     8/13 at 100.00            AAA         7,855,224
                     Ordinance, Fourth Series 1998, 5.000%, 8/01/32 - AGM
                     Insured

44 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA (continued)

                  Philadelphia School District, Pennsylvania, General
                  Obligation Bonds, Series 2002B:
$         6,000      5.625%, 8/01/19 (Pre-refunded 8/01/12) - FGIC Insured         8/12 at 100.00        Aa2 (4)   $     6,627,600
          5,500      5.625%, 8/01/20 (Pre-refunded 8/01/12) - FGIC Insured         8/12 at 100.00        Aa2 (4)         6,075,300
-----------------------------------------------------------------------------------------------------------------------------------
         32,070   Total Pennsylvania                                                                                    32,237,333
-----------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 7.9% (5.1% OF TOTAL INVESTMENTS)

          2,500   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,      7/18 at 100.00           Baa1         2,609,550
                     Senior Lien Series 2008A, 6.000%, 7/01/44

          7,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,       7/20 at 100.00             A3         7,512,120
                     Series 2010XX, 5.750%, 7/01/36

          5,000   Puerto Rico Infrastructure Financing Authority, Special Tax        No Opt. Call             A3           560,100
                     Revenue Bonds, Series 2005A, 0.000%, 7/01/42 - FGIC
                     Insured

          5,000   Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%,      8/12 at 100.00            AAA         5,039,850
                     8/01/27 - AGM Insured

          1,500   Puerto Rico Public Buildings Authority, Guaranteed Government    7/12 at 100.00             A3         1,509,375
                     Facilities Revenue Refunding Bonds, Series 2002D, 5.125%,
                     7/01/20

          8,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax           8/26 at 100.00             A+         6,427,600
                     Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                     8/01/32

         13,125   Puerto Rico Sales Tax Financing Corporation, Sales Tax           8/29 at 100.00             A+         7,815,019
                     Revenue Bonds, First Subordinate Series 2010A, 0.000%,
                     8/01/33

                  Puerto Rico Sales Tax Financing Corporation, Sales Tax
                  Revenue Bonds, Series 2007A:
         50,000      0.000%, 8/01/47 - AMBAC Insured                                 No Opt. Call            Aa2         5,291,000
         86,250      0.000%, 8/01/54 - AMBAC Insured                                 No Opt. Call            Aa2         5,440,650

         15,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax           8/17 at 100.00            AA-        15,132,900
                     Revenue Bonds, Tender Option Bond, 5.250%, 8/01/57 (UB)

          1,500   Puerto Rico, General Obligation and Public Improvement Bonds,      No Opt. Call            AAA         1,568,970
                     Series 2001A, 5.500%, 7/01/29

          3,375   Puerto Rico, The Children's Trust Fund, Tobacco Settlement       5/12 at 100.00            BBB         3,312,833
                     Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------------------
        198,250   Total Puerto Rico                                                                                     62,219,967
-----------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 0.5% (0.3% OF TOTAL INVESTMENTS)

                  Rhode Island Tobacco Settlement Financing Corporation,
                  Tobacco Settlement Asset-Backed Bonds, Series 2002A:
          2,230      6.125%, 6/01/32                                               6/12 at 100.00            BBB         2,162,989
          1,865      6.250%, 6/01/42                                               6/12 at 100.00            BBB         1,790,251
-----------------------------------------------------------------------------------------------------------------------------------
          4,095   Total Rhode Island                                                                                     3,953,240
-----------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 8.2% (5.4% OF TOTAL INVESTMENTS)

         24,725   Greenville County School District, South Carolina,              12/12 at 101.00            Aaa        27,831,944
                     Installment Purchase Revenue Bonds, Series 2002, 5.500%,
                     12/01/22 (Pre-refunded 12/01/12)

                  Horry County School District, South Carolina, General
                  Obligation Bonds, Series 2001A:
          5,840      5.000%, 3/01/20                                               3/12 at 100.00            Aa1         6,297,856
          5,140      5.000%, 3/01/21                                               3/12 at 100.00            Aa1         5,542,976

                  Medical University Hospital Authority, South Carolina,
                  FHA-Insured Mortgage Revenue Bonds, Series 2004A:
          5,240      5.250%, 8/15/20 - NPFG Insured                                8/14 at 100.00              A         5,496,498
          3,000      5.250%, 2/15/24 - NPFG Insured                                8/14 at 100.00              A         3,111,600

          7,600   Piedmont Municipal Power Agency, South Carolina, Electric          No Opt. Call             A-         2,388,072
                     Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 - AMBAC
                     Insured

         13,615   South Carolina Transportation Infrastructure Bank, Junior       10/11 at 100.00        N/R (4)        14,491,398
                     Lien Revenue Bonds, Series 2001B, 5.125%, 10/01/21
                     (Pre-refunded 10/01/11) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         65,160   Total South Carolina                                                                                  65,160,344
-----------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 0.4% (0.3% OF TOTAL INVESTMENTS)

          3,000   Knox County Health, Educational and Housing Facilities Board,    4/12 at 101.00             A1         3,175,200
                     Tennessee, Hospital Revenue Bonds, Baptist Health System
                     of East Tennessee Inc., Series 2002, 6.375%, 4/15/22
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 14.9% (9.8% OF TOTAL INVESTMENTS)

            535   Alamo Community College District, Bexar County, Texas,          11/11 at 100.00            AAA           571,990
                     Combined Fee Revenue Refunding Bonds, Series 2001, 5.375%,
                     11/01/16 - AGM Insured

                                                           Nuveen Investments 45

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXAS (continued)

$           465   Alamo Community College District, Bexar County, Texas,          11/11 at 100.00            AAA   $       498,568
                     Combined Fee Revenue Refunding Bonds, Series 2001, 5.375%,
                     11/01/16 (Pre-refunded 11/01/11) - AGM Insured

         11,255   Brazos River Authority, Texas, Pollution Control Revenue           No Opt. Call            CCC        10,950,215
                     Refunding Bonds, TXU Electric Company, Series 2001C,
                     5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                     Minimum Tax)

          5,500   Central Texas Regional Mobility Authority, Travis and            1/15 at 100.00              A         4,860,295
                     Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                     5.000%, 1/01/45 - FGIC Insured

          5,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue    11/11 at 100.00             A+         5,101,100
                     Refunding and Improvement Bonds, Series 2001A, 5.625%,
                     11/01/21 - FGIC Insured (Alternative Minimum Tax)

          2,700   Harris County-Houston Sports Authority, Texas, Senior Lien      11/11 at 100.00              A         2,538,405
                     Revenue Bonds, Series 2001G, 5.250%, 11/15/30 - NPFG
                     Insured

         15,680   Harris County-Houston Sports Authority, Texas, Third Lien        11/24 at 55.69              A         2,809,542
                     Revenue Bonds, Series 2004-A3., 0.000%, 11/15/34 - NPFG
                     Insured

          4,865   Houston, Texas, Hotel Occupancy Tax and Special Revenue            No Opt. Call            AAA         1,934,811
                     Bonds, Convention and Entertainment Project, Series 2001B,
                     0.000%, 9/01/27 - AMBAC Insured

         22,500   Houston, Texas, Junior Lien Water and Sewerage System Revenue   12/10 at 100.00         AA (4)        23,146,875
                     Refunding Bonds, Series 2000B, 5.250%, 12/01/30
                     (Pre-refunded 12/01/10) - FGIC Insured

          4,735   Houston, Texas, Subordinate Lien Airport System Revenue          7/10 at 100.00            AAA         4,737,368
                     Bonds, Series 2000A, 5.625%, 7/01/30 - AGM Insured
                     (Alternative Minimum Tax)

          6,000   Leander Independent School District, Williamson and Travis        8/14 at 33.33            AAA         1,622,280
                     Counties, Texas, General Obligation Bonds, Series 2006,
                     0.000%, 8/15/34

         17,655   Matagorda County Navigation District 1, Texas, Revenue           5/10 at 101.00              A        17,023,657
                     Refunding Bonds, Houston Industries Inc., Series 1998B,
                     5.150%, 11/01/29 - NPFG Insured

          7,650   Port of Corpus Christi Authority, Nueces County, Texas,          5/10 at 100.00            BBB         7,652,984
                     Revenue Refunding Bonds, Union Pacific Corporation, Series
                     1992, 5.350%, 11/01/10

          2,000   Sam Rayburn Municipal Power Agency, Texas, Power Supply         10/12 at 100.00            BBB         2,046,960
                     System Revenue Refunding Bonds, Series 2002A, 5.750%,
                     10/01/21 - RAAI Insured

         11,300   San Antonio, Texas, Electric and Gas System Revenue Refunding      No Opt. Call            AAA        12,515,089
                     Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)

          3,750   Spring Branch Independent School District, Harris County,        2/11 at 100.00            AAA         3,885,975
                     Texas, Limited Tax Schoolhouse and Refunding Bonds, Series
                     2001, 5.125%, 2/01/23 (Pre-refunded 2/01/11)

          4,375   Tarrant County Cultural & Educational Facilities Financing      11/17 at 100.00            AA-         4,346,781
                     Corporation, Texas, Revenue Bonds, Tarrant County Health
                     Resources, Series 2008, Trust 1197, 9.185%, 11/15/47 (IF)

                  White Settlement Independent School District, Tarrant County,
                  Texas, General Obligation Bonds, Series 2006:
          9,110      0.000%, 8/15/38                                                8/15 at 30.30            AAA         2,111,151
          9,110      0.000%, 8/15/39                                                8/15 at 28.63            AAA         1,993,450
          6,610      0.000%, 8/15/42                                                8/15 at 24.42            AAA         1,230,187
          7,110      0.000%, 8/15/43                                                8/15 at 23.11            AAA         1,251,076

          5,000   Wichita Falls, Wichita County, Texas, Priority Lien Water and    8/11 at 100.00        AA- (4)         5,278,350
                     Sewerage System Revenue Bonds, Series 2001, 5.000%,
                     8/01/22 (Pre-refunded 8/01/11) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        162,905   Total Texas                                                                                          118,107,109
-----------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 1.0% (0.6% OF TOTAL INVESTMENTS)

          7,155   Utah Associated Municipal Power Systems, Revenue Bonds,          4/13 at 100.00            AAA         7,586,590
                     Payson Power Project, Series 2003A, 5.000%, 4/01/25 - AGM
                     Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------

46 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 3.2% (2.1% OF TOTAL INVESTMENTS)

$        11,000   Metropolitan Washington DC Airports Authority, Virginia,        10/26 at 100.00            AAA   $     7,999,530
                     Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%,
                     10/01/41 - AGC Insured

          4,000   Norfolk Airport Authority, Virginia, Airport Revenue             7/11 at 100.00              A         3,842,440
                     Refunding Bonds, Series 2001B, 5.125%, 7/01/31 - FGIC
                     Insured (Alternative Minimum Tax)

         11,040   Suffolk Redevelopment and Housing Authority, Virginia, FNMA        No Opt. Call            Aaa        11,492,971
                     Multifamily Housing Revenue Refunding Bonds, Windsor at
                     Potomac Vista L.P. Project, Series 2001, 4.850%, 7/01/31
                     (Mandatory put 7/01/11)

            940   Virginia Port Authority, Port Facilities Revenue Refunding       7/19 at 100.00            Aa3           973,502
                     Bonds Series 2010, 5.000%, 7/01/40 (WI/DD, Settling
                     5/06/10)

                  Virginia Resources Authority, Water System Revenue Refunding
                  Bonds, Series 2002:
            500      5.000%, 4/01/18                                               4/12 at 102.00             AA           542,500
            500      5.000%, 4/01/19                                               4/12 at 102.00             AA           542,500
-----------------------------------------------------------------------------------------------------------------------------------
         27,980   Total Virginia                                                                                        25,393,443
-----------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 10.3% (6.8% OF TOTAL INVESTMENTS)

          6,750   Energy Northwest, Washington, Electric Revenue Refunding         7/12 at 100.00            AAA         7,284,465
                     Bonds, Columbia Generating Station - Nuclear Project 2,
                     Series 2002B, 5.350%, 7/01/18 - AGM Insured

          2,500   Energy Northwest, Washington, Electric Revenue Refunding         7/12 at 100.00            Aaa         2,730,400
                     Bonds, Columbia Generating Station - Nuclear Project 2,
                     Series 2002C, 5.750%, 7/01/17 - NPFG Insured

          3,750   FYI Properties, Washington, Lease Revenue Bonds, Washington      6/19 at 100.00             AA         3,986,738
                     State Department of Information Services Project, Series
                     2009, 5.500%, 6/01/39

          6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,        8/10 at 100.00            Aa2         7,013,245
                     5.625%, 2/01/24 - NPFG Insured (Alternative Minimum Tax)
                     (UB)

         13,400   Seattle, Washington, Municipal Light and Power Revenue Bonds,   12/10 at 100.00            Aa2        13,724,548
                     Series 2000, 5.400%, 12/01/25

          5,000   Washington State Healthcare Facilities Authority, Revenue       10/16 at 100.00             AA         4,924,250
                     Bonds, Providence Health Care Services, Series 2006A,
                     4.625%, 10/01/34 - FGIC Insured (UB)

          7,325   Washington State Tobacco Settlement Authority, Tobacco           6/13 at 100.00            BBB         7,453,041
                     Settlement Asset-Backed Revenue Bonds, Series 2002,
                     6.500%, 6/01/26

         18,145   Washington, General Obligation Bonds, Series 2001-02A,           7/11 at 100.00            AAA        18,845,760
                     5.000%, 7/01/23 - AGM Insured

                  Washington, Motor Vehicle Fuel Tax General Obligation Bonds,
                  Series 2002C:
          7,000      5.000%, 1/01/21 - AGM Insured                                 1/12 at 100.00            AAA         7,373,730
          7,960      5.000%, 1/01/22 - AGM Insured                                 1/12 at 100.00            AAA         8,321,782
-----------------------------------------------------------------------------------------------------------------------------------
         78,780   Total Washington                                                                                      81,657,959
-----------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 2.1% (1.4% OF TOTAL INVESTMENTS)

                  Badger Tobacco Asset Securitization Corporation, Wisconsin,
                  Tobacco Settlement Asset-Backed Bonds, Series 2002:
            130      6.125%, 6/01/27 (Pre-refunded 6/01/12)                        6/12 at 100.00            AAA           139,207
          3,380      6.375%, 6/01/32 (Pre-refunded 6/01/12)                        6/12 at 100.00            AAA         3,756,700

          7,545   La Crosse, Wisconsin, Pollution Control Revenue Refunding       12/10 at 100.00              A         7,747,884
                     Bonds, Dairyland Power Cooperative, Series 1997A, 5.450%,
                     9/01/14 - AMBAC Insured

          3,000   Wisconsin Health and Educational Facilities Authority,           5/14 at 100.00           BBB+         2,959,079
                     Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%,
                     5/01/29

          2,100   Wisconsin Health and Educational Facilities Authority,           8/13 at 100.00           BBB+         1,880,507
                     Revenue Bonds, Wheaton Franciscan Services Inc., Series
                     2003A, 5.125%, 8/15/33
-----------------------------------------------------------------------------------------------------------------------------------
         16,155   Total Wisconsin                                                                                       16,483,377
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 47

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  WYOMING - 0.8% (0.5% OF TOTAL INVESTMENTS)

$         2,035   Campbell County, Wyoming Solid Waste Facilities Revenue          7/19 at 100.00             A+   $     2,185,202
                     Bonds, Basin Electric Power Cooperative - Dry Fork Station
                     Facilities, Series 2009A, 5.750%, 7/15/39

          4,000   Wyoming Municipal Power Agency Power Supply System Revenue       1/18 at 100.00             A2         4,145,839
                     Bonds, 2008 Series A, 5.375%, 1/01/42
-----------------------------------------------------------------------------------------------------------------------------------
          6,035   Total Wyoming                                                                                          6,331,041
-----------------------------------------------------------------------------------------------------------------------------------
$     1,593,615   Total Investments (cost $1,171,224,590) - 152.8%                                                   1,209,038,378
===============--------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (8.4)%                                                                   (66,620,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 4.5%                                                                  35,523,086
                  -----------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value -
                     (48.9)% (5)                                                                                      (386,875,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                    $   791,066,464
                  =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.0%.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

48 Nuveen Investments

NPF | Nuveen Premier Municipal Income Fund, Inc.
    | Portfolio of Investments April 30, 2010 (Unaudited)


      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 1.7% (1.0% OF TOTAL INVESTMENTS)

$         2,000   Alabama Special Care Facilities Financing Authority, Revenue    11/16 at 100.00            Aa1   $     2,026,660
                     Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39
                     (UB)

                  Birmingham Special Care Facilities Financing Authority,
                  Alabama, Revenue Bonds, Baptist Health System Inc., Series
                  2005A:
          1,200      5.250%, 11/15/20                                             11/15 at 100.00           Baa2         1,174,332
            400      5.000%, 11/15/30                                             11/15 at 100.00           Baa2           352,256

          1,000   Montgomery BMC Special Care Facilities Financing Authority,     11/14 at 100.00         A3 (4)         1,144,860
                     Alabama, Revenue Bonds, Baptist Medical Center, Series
                     2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)
-----------------------------------------------------------------------------------------------------------------------------------
          4,600   Total Alabama                                                                                          4,698,108
-----------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 0.2% (0.2% OF TOTAL INVESTMENTS)

          1,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/14 at 100.00           Baa3           672,230
                     Settlement Asset-Backed Bonds, Series 2006A, 5.000%,
                     6/01/46
-----------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 7.7% (4.8% OF TOTAL INVESTMENTS)

                  Glendale Industrial Development Authority, Arizona, Revenue
                  Bonds, John C. Lincoln Health Network, Series 2005B:
            100      5.250%, 12/01/24                                             12/15 at 100.00            BBB           100,331
            135      5.250%, 12/01/25                                             12/15 at 100.00            BBB           135,072

          7,000   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic           No Opt. Call             AA         6,135,150
                     Plaza, Series 2005B, 0.000%, 7/01/39 - FGIC Insured

          7,500   Salt River Project Agricultural Improvement and Power            1/13 at 100.00            Aa1         7,988,250
                     District, Arizona, Electric System Revenue Bonds, Series
                     2002B, 5.000%, 1/01/25 (UB)

          6,000   Salt River Project Agricultural Improvement and Power            1/12 at 101.00            Aa1         6,444,600
                     District, Arizona, Electric System Revenue Refunding
                     Bonds, Series 2002A, 5.250%, 1/01/15

          1,200   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue      No Opt. Call              A         1,070,112
                     Bonds, Citigroup Energy Inc Prepay Contract Obligations,
                     Series 2007, 5.000%, 12/01/37
-----------------------------------------------------------------------------------------------------------------------------------
         21,935   Total Arizona                                                                                         21,873,515
-----------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

          2,155   Arkansas Development Finance Authority, State Facility          11/15 at 100.00            AAA         2,312,746
                     Revenue Bonds, Department of Correction Special Needs Unit
                     Project, Series 2005B, 5.000%, 11/01/25 - AGM Insured

              1   Stuttgart Public Facilities Board, Arkansas, Single Family       9/10 at 100.00            Aaa               700
                     Mortgage Revenue Refunding Bonds, Series 1993A, 7.900%,
                     9/01/11
-----------------------------------------------------------------------------------------------------------------------------------
          2,156   Total Arkansas                                                                                         2,313,446
-----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 20.8% (13.0% OF TOTAL INVESTMENTS)

         10,000   Anaheim Public Finance Authority, California, Public             9/17 at 100.00             A1         8,598,500
                     Improvement Project Lease Bonds, Series 2007A-1, 4.375%,
                     3/01/37 - FGIC Insured

          5,690   California Department of Veterans Affairs, Home Purchase         6/12 at 101.00            AA-         5,836,404
                     Revenue Bonds, Series 2002A, 5.300%, 12/01/21 - AMBAC
                     Insured

          1,350   California Educational Facilities Authority, Revenue Bonds,     10/15 at 100.00            AA+         1,382,657
                     University of Southern California, Series 2005, 4.750%,
                     10/01/28 (UB)

          1,975   California Health Facilities Financing Authority, Revenue          No Opt. Call              A         2,135,587
                     Bonds, Catholic Healthcare West, Series 2004I, 4.950%,
                     7/01/26 (Mandatory put 7/01/14)

          1,700   California Health Facilities Financing Authority, Revenue       10/19 at 100.00             AA         1,787,941
                     Bonds, Providence Health & Services, Series 2009B, 5.500%,
                     10/01/39

            500   California Statewide Community Development Authority, Revenue    7/15 at 100.00            BBB           420,075
                     Bonds, Daughters of Charity Health System, Series 2005A,
                     5.000%, 7/01/39

          1,600   California Statewide Community Development Authority, Revenue    8/16 at 100.00             A+         1,607,472
                     Bonds, Kaiser Permanente System, Series 2001C, 5.250%,
                     8/01/31

          1,025   California Statewide Community Development Authority, Revenue    5/18 at 100.00            Aa3         1,073,257
                     Bonds, Sutter Health, Tender Option Bond Trust 3175,
                     13.554%, 11/15/48 (IF)

          4,900   California, General Obligation Bonds, Series 2004, 5.000%,      12/14 at 100.00             A1         5,030,732
                     6/01/23 - AMBAC Insured

                                                           Nuveen Investments 49

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)

$         1,000   Chula Vista, California, Industrial Development Revenue          6/14 at 102.00             A2   $     1,063,140
                     Bonds, San Diego Gas and Electric Company, Series 1996A,
                     5.300%, 7/01/21

         25,000   Foothill/Eastern Transportation Corridor Agency, California,       No Opt. Call            AAA        20,864,250
                     Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17
                     (ETM)

            450   Golden State Tobacco Securitization Corporation, California,     6/13 at 100.00            AAA           525,407
                     Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                     6.750%, 6/01/39 (Pre-refunded 6/01/13)

          3,500   Golden State Tobacco Securitization Corporation, California,     6/17 at 100.00            BBB         2,444,365
                     Tobacco Settlement Asset-Backed Bonds, Series 2007A-1,
                     5.125%, 6/01/47

          6,005   Los Angeles Unified School District, California, General         7/15 at 100.00            Aa2         6,357,373
                     Obligation Bonds, Series 2005E, 5.000%, 7/01/22 - AMBAC
                     Insured

                  San Diego County, California, Certificates of Participation,
                  Burnham Institute, Series 2006:
            100      5.000%, 9/01/21                                               9/15 at 102.00           Baa3            95,330
            110      5.000%, 9/01/23                                               9/15 at 102.00           Baa3           103,062
-----------------------------------------------------------------------------------------------------------------------------------
         64,905   Total California                                                                                      59,325,552
-----------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 11.0% (6.9% OF TOTAL INVESTMENTS)

          1,000   Colorado Health Facilities Authority, Revenue Bonds,             6/16 at 100.00             A-           949,240
                     Evangelical Lutheran Good Samaritan Society, Series 2005,
                     5.000%, 6/01/29

          1,150   Colorado Health Facilities Authority, Revenue Bonds, Parkview    9/14 at 100.00             A3         1,151,219
                     Medical Center, Series 2004, 5.000%, 9/01/25

            400   Colorado Health Facilities Authority, Revenue Bonds, Poudre      3/15 at 100.00             A-           400,772
                     Valley Health Care, Series 2005F, 5.000%, 3/01/25

            750   Colorado Health Facilities Authority, Revenue Bonds, Vail        1/15 at 100.00           BBB+           772,118
                     Valley Medical Center, Series 2004, 5.000%, 1/15/17

                  Denver City and County, Colorado, Airport Revenue Bonds,
                  Series 2006:
          4,170      5.000%, 11/15/23 - FGIC Insured                              11/16 at 100.00             A+         4,406,147
          6,800      5.000%, 11/15/24 - FGIC Insured                              11/16 at 100.00             A+         7,143,944

                  Denver, Colorado, Airport Revenue Bonds, Series 2006:
          6,890      5.000%, 11/15/23 - FGIC Insured (UB)                         11/16 at 100.00             A+         7,280,181
          8,940      5.000%, 11/15/25 - FGIC Insured (UB)                         11/16 at 100.00             A+         9,345,250
-----------------------------------------------------------------------------------------------------------------------------------
         30,100   Total Colorado                                                                                        31,448,871
-----------------------------------------------------------------------------------------------------------------------------------
                  CONNECTICUT - 0.7% (0.5% OF TOTAL INVESTMENTS)

          2,020   Connecticut Development Authority, Pollution Control Revenue    10/10 at 101.00           Baa1         2,038,927
                     Refunding Bonds, Connecticut Light and Power Company,
                     Series 1993A, 5.850%, 9/01/28
-----------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 2.6% (1.6% OF TOTAL INVESTMENTS)

          1,700   Hillsborough County Industrial Development Authority,            4/12 at 100.00            N/R         1,489,540
                     Florida, Exempt Facilities Remarketed Revenue Bonds,
                     National Gypsum Company, Apollo Beach Project, Series
                     2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)

          2,500   Hillsborough County Industrial Development Authority,           10/12 at 100.00           Baa1         2,654,650
                     Florida, Pollution Control Revenue Bonds, Tampa Electric
                     Company Project, Series 2002, 5.100%, 10/01/13

            125   Marion County Hospital District, Florida, Revenue Bonds,        10/17 at 100.00             A3           115,078
                     Munroe Regional Medical Center, Series 2007, 5.000%,
                     10/01/34

          1,000   South Miami Health Facilities Authority, Florida, Hospital       8/17 at 100.00            AA-           982,620
                     Revenue, Baptist Health System Obligation Group, Series
                     2007, 5.000%, 8/15/42 (UB)

          2,150   Sumter County, Florida, Capital Improvement Revenue Bonds,       6/16 at 100.00              A         2,149,914
                     Series 2006, 5.000%, 6/01/30 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
          7,475   Total Florida                                                                                          7,391,802
-----------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 4.4% (2.8% OF TOTAL INVESTMENTS)

          8,050   George L. Smith II World Congress Center Authority, Atlanta,     7/10 at 101.00              A         8,145,473
                     Georgia, Revenue Refunding Bonds, Domed Stadium Project,
                     Series 2000, 5.500%, 7/01/20 - NPFG Insured (Alternative
                     Minimum Tax)

          4,105   Municipal Electric Authority of Georgia, Combustion Turbine     11/13 at 100.00             A1         4,490,377
                     Revenue Bonds, Series 2003A, 5.125%, 11/01/17 - NPFG
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
         12,155   Total Georgia                                                                                         12,635,850
-----------------------------------------------------------------------------------------------------------------------------------

50 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  HAWAII - 0.8% (0.5% OF TOTAL INVESTMENTS)

$         2,250   Hawaii Department of Budget and Finance, Special Purpose         7/10 at 100.00           Baa1   $     2,253,218
                     Revenue Bonds, Hawaiian Electric Company Inc., Series
                     1999D, 6.150%, 1/01/20 - AMBAC Insured (Alternative
                     Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  IDAHO - 0.3% (0.2% OF TOTAL INVESTMENTS)

             65   Idaho Housing and Finance Association, Single Family Mortgage    7/10 at 100.00            Aa1            65,117
                     Bonds, Series 1996E, 6.350%, 7/01/14 (Alternative Minimum
                     Tax)

                  Madison County, Idaho, Hospital Revenue Certificates of
                  Participation, Madison Memorial Hospital, Series 2006:
            500      5.250%, 9/01/26                                               9/16 at 100.00           BBB-           462,575
            200      5.250%, 9/01/37                                               9/16 at 100.00           BBB-           176,302
-----------------------------------------------------------------------------------------------------------------------------------
            765   Total Idaho                                                                                              703,994
-----------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 10.7% (6.7% OF TOTAL INVESTMENTS)

            500   Chicago Public Building Commission, Illinois, General              No Opt. Call          A (4)           569,625
                     Obligation Lease Certificates, Chicago Board of Education,
                     Series 1990B, 7.000%, 1/01/15 - NPFG Insured (ETM)

          8,670   Chicago, Illinois, General Obligation Bonds, City Colleges,        No Opt. Call            Aa2         4,425,862
                     Series 1999, 0.000%, 1/01/24 - FGIC Insured

          8,500   Chicago, Illinois, Senior Lien Water Revenue Bonds, Series         No Opt. Call            Aa3         9,666,370
                     2001, 5.750%, 11/01/30 - AMBAC Insured

            200   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,     1/16 at 100.00            BB+           173,374
                     Series 2006, 5.125%, 1/01/25

          1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell     5/12 at 100.00            Aaa         1,092,760
                     Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                     5/15/12)

          1,500   Illinois, General Obligation Bonds, Illinois FIRST Program,      2/12 at 100.00            Aa3         1,624,785
                     Series 2002, 5.500%, 2/01/17 - FGIC Insured

                  Lombard Public Facilities Corporation, Illinois, Second Tier
                  Conference Center and Hotel Revenue Bonds, Series 2005B:
            850      5.250%, 1/01/25                                               1/16 at 100.00             AA           877,668
          1,750      5.250%, 1/01/30                                               1/16 at 100.00             AA         1,779,873

                  Metropolitan Pier and Exposition Authority, Illinois, Revenue
                  Refunding Bonds, McCormick Place Expansion Project, Series
                  1996A:
         10,575      0.000%, 12/15/23 - NPFG Insured                                 No Opt. Call             A1         5,282,953
         10,775      0.000%, 12/15/24 - NPFG Insured                                 No Opt. Call             A1         5,020,935
-----------------------------------------------------------------------------------------------------------------------------------
         44,320   Total Illinois                                                                                        30,514,205
-----------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 3.5% (2.2% OF TOTAL INVESTMENTS)

          2,275   Anderson School Building Corporation, Madison County,            1/14 at 100.00            AAA         2,605,808
                     Indiana, First Mortgage Bonds, Series 2003, 5.500%,
                     7/15/23 (Pre-refunded 1/15/14) - AGM Insured

          6,180   Crown Point Multi-School Building Corporation, Indiana, First      No Opt. Call              A         3,365,010
                     Mortgage Bonds, Crown Point Community School Corporation,
                     Series 2000, 0.000%, 1/15/23 - NPFG Insured

          1,250   Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 7/15/23    7/16 at 100.00              A         1,235,638
          1,700   Saint Joseph County, Indiana, Educational Facilities Revenue     3/18 at 100.00            Aaa         1,803,326
                     Bonds, University of Notre Dame du Lac, Refunding Series
                     2009., 5.000%, 3/01/36

          1,000   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,    2/15 at 100.00            BB+           819,870
                     Madison Center Inc., Series 2005, 5.250%, 2/15/28
-----------------------------------------------------------------------------------------------------------------------------------
         12,405   Total Indiana                                                                                          9,829,652
-----------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 1.0% (0.6% OF TOTAL INVESTMENTS)

          4,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement       6/15 at 100.00            BBB         2,954,360
                     Revenue Bonds, Series 2005C, 5.500%, 6/01/42
-----------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 0.8% (0.5% OF TOTAL INVESTMENTS)

          1,700   Kentucky Economic Development Finance Authority, Hospital          No Opt. Call           Baa2         1,762,203
                     Facilities Revenue Bonds, Owensboro Medical Health System,
                     Series 2010A, 6.500%, 3/01/45

            510   Louisville and Jefferson County Metropolitan Government,        10/16 at 100.00            N/R           481,277
                     Kentucky, Industrial Building Revenue Bonds, Sisters of
                     Mercy of the Americas, Series 2006, 5.000%, 10/01/35
-----------------------------------------------------------------------------------------------------------------------------------
          2,210   Total Kentucky                                                                                         2,243,480
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 51

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 6.5% (4.0% OF TOTAL INVESTMENTS)

$         1,310   Louisiana Housing Finance Agency, GNMA Collateralized            9/10 at 100.00            AA+   $     1,311,926
                     Mortgage Revenue Bonds, St. Dominic Assisted Care
                     Facility, Series 1995, 6.850%, 9/01/25

          1,500   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner    5/17 at 100.00           Baa1         1,362,870
                     Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

                  Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                  2006A:
            825      4.750%, 5/01/39 - AGM Insured (UB)                            5/16 at 100.00            AAA           826,922
          8,880      4.500%, 5/01/41 - FGIC Insured (UB)                           5/16 at 100.00            Aa1         8,748,488

              5   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,        5/16 at 100.00            Aa1             4,705
                     Residuals 660-1, 16.535%, 5/01/41 - FGIC Insured (IF)

          3,950   Morehouse Parish, Louisiana, Pollution Control Revenue Bonds,      No Opt. Call            BBB         4,146,789
                     International Paper Company, Series 2002A, 5.700%, 4/01/14

          2,090   Tobacco Settlement Financing Corporation, Louisiana, Tobacco     5/11 at 101.00            BBB         2,026,297
                     Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                     5/15/39
-----------------------------------------------------------------------------------------------------------------------------------
         18,560   Total Louisiana                                                                                       18,427,997
-----------------------------------------------------------------------------------------------------------------------------------
                  MAINE - 0.8% (0.5% OF TOTAL INVESTMENTS)

          2,150   Maine State Housing Authority, Single Family Mortgage            5/13 at 100.00            AA+         2,223,294
                     Purchase Bonds, Series 2004A-2, 5.000%, 11/15/21
                     (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 1.2% (0.8% OF TOTAL INVESTMENTS)

          2,000   Maryland Health and Higher Educational Facilities Authority,     8/14 at 100.00             A2         2,052,540
                     Revenue Bonds, MedStar Health, Series 2004, 5.375%,
                     8/15/24

          1,550   Maryland Health and Higher Educational Facilities Authority,     7/16 at 100.00              A         1,474,143
                     Revenue Bonds, Western Maryland Health, Series 2006A,
                     4.750%, 7/01/36 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
          3,550   Total Maryland                                                                                         3,526,683
-----------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 1.5% (1.0% OF TOTAL INVESTMENTS)

          1,000   Massachusetts Development Finance Authority, Revenue Bonds,     10/14 at 100.00            BBB         1,006,350
                     Hampshire College, Series 2004, 5.625%, 10/01/24

          3,000   Massachusetts, Special Obligation Dedicated Tax Revenue          1/14 at 100.00         A1 (4)         3,375,510
                     Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14)
                     - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
          4,000   Total Massachusetts                                                                                    4,381,860
-----------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 4.0% (2.5% OF TOTAL INVESTMENTS)

          2,925   Detroit, Michigan, General Obligation Bonds, Series 2003A,       4/13 at 100.00             BB         2,711,358
                     5.250%, 4/01/17 - SYNCORA GTY Insured

          4,600   Detroit, Michigan, Sewer Disposal System Revenue Bonds,          7/16 at 100.00             A1         4,238,118
                     Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured

          1,000   Michigan State Hospital Finance Authority, Revenue Bonds,       12/16 at 100.00             AA           990,830
                     Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                     (UB)

            170   Monroe County Hospital Finance Authority, Michigan, Mercy        6/16 at 100.00           Baa3           141,085
                     Memorial Hospital Corporation Revenue Bonds, Series 2006,
                     5.500%, 6/01/35

          3,025   Wayne County, Michigan, Airport Revenue Refunding Bonds,        12/12 at 100.00              A         3,273,595
                     Detroit Metropolitan Airport, Series 2002C, 5.375%,
                     12/01/19 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         11,720   Total Michigan                                                                                        11,354,986
-----------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 4.5% (2.8% OF TOTAL INVESTMENTS)

          4,350   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete     7/14 at 100.00             A2         4,418,426
                     Inc., Series 2004, 4.950%, 7/01/22

          1,000   Duluth Economic Development Authority, Minnesota, Healthcare     2/14 at 100.00        N/R (4)         1,139,200
                     Facilities Revenue Bonds, Benedictine Health System - St.
                     Mary's Duluth Clinic, Series 2004, 5.250%, 2/15/21
                     (Pre-refunded 2/15/14)

          2,290   Minneapolis-St. Paul Housing and Redevelopment Authority,       12/13 at 100.00           Baa1         2,355,883
                     Minnesota, Revenue Bonds, HealthPartners Inc., Series
                     2003, 6.000%, 12/01/20

            530   Minnesota Higher Education Facilities Authority, Revenue        10/14 at 100.00             A2           563,417
                     Bonds, University of St. Thomas, Series 2004-5Y, 5.250%,
                     10/01/19

          1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds,       10/14 at 100.00             A3         1,063,680
                     Series 2004A, 5.250%, 10/01/19

          3,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,        12/13 at 100.00            AA+         3,192,360
                     Office Building at Cedar Street, Series 2003, 5.250%,
                     12/01/20
-----------------------------------------------------------------------------------------------------------------------------------
         12,170   Total Minnesota                                                                                       12,732,966
-----------------------------------------------------------------------------------------------------------------------------------

52 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  MISSISSIPPI - 0.8% (0.5% OF TOTAL INVESTMENTS)

$         2,325   Mississippi Hospital Equipment and Facilities Authority,         9/14 at 100.00             AA   $     2,386,775
                     Revenue Bonds, Baptist Memorial Healthcare, Series
                     2004B-1, 5.000%, 9/01/24 (UB)
-----------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 1.0% (0.7% OF TOTAL INVESTMENTS)

            100   Hannibal Industrial Development Authority, Missouri, Health      3/16 at 100.00           BBB+            97,982
                     Facilities Revenue Bonds, Hannibal Regional Hospital,
                     Series 2006, 5.000%, 3/01/22

          2,880   Joplin Industrial Development Authority, Missouri, Health        2/15 at 102.00           BBB+         2,874,240
                     Facilities Revenue Bonds, Freeman Health System, Series
                     2004, 5.500%, 2/15/24
-----------------------------------------------------------------------------------------------------------------------------------
          2,980   Total Missouri                                                                                         2,972,222
-----------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 1.3% (0.8% OF TOTAL INVESTMENTS)

          1,580   Douglas County Hospital Authority 2, Nebraska, Health              No Opt. Call            Aa3         1,693,128
                     Facilities Revenue Bonds, Nebraska Medical Center, Series
                     2003, 5.000%, 11/15/16

          1,105   Grand Island, Nebraska, Electric System Revenue Bonds, Series    9/10 at 100.00         A1 (4)         1,178,781
                     1977, 6.100%, 9/01/12 (ETM)

            515   Omaha Public Power District, Nebraska, Separate Electric         2/17 at 100.00            AA+           803,009
                     System Revenue Bonds, Nebraska City 2, Series 2006A,
                     19.751%, 2/01/49 - AMBAC Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
          3,200   Total Nebraska                                                                                         3,674,918
-----------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 1.5% (0.9% OF TOTAL INVESTMENTS)

          4,000   Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien     1/20 at 100.00            Aa3         4,249,560
                     Series 2010B, 5.750%, 7/01/42
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW HAMPSHIRE - 2.3% (1.4% OF TOTAL INVESTMENTS)

          1,110   New Hampshire Health and Education Facilities Authority,         6/19 at 100.00            AA+         1,401,908
                     Revenue Bonds, Dartmouth College, Tender Option Bond Trust
                     09-7W, 13.902%, 6/01/39 (IF)

          5,000   New Hampshire Housing Finance Authority, FHLMC Multifamily       7/10 at 101.00            Aaa         5,059,550
                     Housing Remarketed Revenue Bonds, Countryside LP, Series
                     1994, 6.100%, 7/01/24 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          6,110   Total New Hampshire                                                                                    6,461,458
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 5.7% (3.6% OF TOTAL INVESTMENTS)

          1,000   New Jersey Economic Development Authority, School Facilities     9/15 at 100.00            AA-         1,070,180
                     Construction Bonds, Series 2005P, 5.250%, 9/01/24

          3,000   New Jersey Transportation Trust Fund Authority,                  6/13 at 100.00            AAA         3,406,530
                     Transportation System Bonds, Series 2003C, 5.500%, 6/15/24
                     (Pre-refunded 6/15/13)

                  New Jersey Transportation Trust Fund Authority,
                  Transportation System Bonds, Series 2006C:
         25,000      0.000%, 12/15/35 - AMBAC Insured                                No Opt. Call            AA-         5,414,500
         10,000      0.000%, 12/15/36 - AMBAC Insured                                No Opt. Call            AA-         2,029,700

          1,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,      7/13 at 100.00             A+         1,613,055
                     5.000%, 1/01/19 - FGIC Insured

          2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,      1/15 at 100.00            AAA         2,656,825
                     5.000%, 1/01/25 - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
         43,000   Total New Jersey                                                                                      16,190,790
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 16.6% (10.4% OF TOTAL INVESTMENTS)

                  Brooklyn Areba Local Development Corporation, New York,
                  Payment in Lieu of Taxes Revenue Bonds, Barclays Center
                  Project, Series 2009:
            660      6.000%, 7/15/30                                               1/20 at 100.00           BBB-           679,998
          1,600      0.000%, 7/15/44                                                 No Opt. Call           BBB-           145,168

          1,500   Dormitory Authority of the State of New York, State and Local    7/14 at 100.00            AA-         1,617,240
                     Appropriation Lease Bonds, Upstate Community Colleges,
                     Series 2004B, 5.250%, 7/01/19

          2,200   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00              A         2,047,694
                     Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured

          7,500   Long Island Power Authority, New York, Electric System           6/16 at 100.00            AA+         8,094,600
                     General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 -
                     FGIC Insured (UB)

          5,000   Metropolitan Transportation Authority, New York,                11/12 at 100.00              A         5,254,950
                     Transportation Revenue Refunding Bonds, Series 2002A,
                     5.125%, 11/15/21 - FGIC Insured

          2,000   New York City Municipal Water Finance Authority, New York,      12/14 at 100.00            AAA         2,135,640
                     Water and Sewerage System Revenue Bonds, Fiscal Series
                     2005B, 5.000%, 6/15/23 - AMBAC Insured

          4,265   New York City, New York, General Obligation Bonds, Fiscal       10/13 at 100.00             AA         4,609,868
                     Series 2003D, 5.250%, 10/15/22 (UB)

          1,200   New York City, New York, General Obligation Bonds, Fiscal        8/14 at 100.00             AA         1,348,188
                     Series 2004B, 5.250%, 8/01/15

                                                           Nuveen Investments 53

    | Portfolio of Investments April 30, 2010 (Unaudited)

     PRINCIPAL                                                                      OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK (continued)

$        4,000    New York City, New York, General Obligation Bonds, Series        8/14 at 100.00             AA   $     4,434,000
                     2004C-1, 5.250%, 8/15/20 (UB)

           910    New York Convention Center Development Corporation, Hotel Fee   11/15 at 100.00            AA+         1,032,577
                     Revenue Bonds, Trust 2364, 16.925%, 11/15/44 - AMBAC
                     Insured (IF)

         3,250    New York State Municipal Bond Bank Agency, Special School        6/13 at 100.00             A+         3,410,063
                     Purpose Revenue Bonds, Series 2003C, 5.250%, 6/01/22

                  New York State Thruway Authority, General Revenue Bonds,
                  Series 2005G:
         6,460       5.000%, 1/01/25 - AGM Insured (UB)                            7/15 at 100.00            AAA         6,804,899
         2,580       5.000%, 1/01/26 - AGM Insured (UB)                            7/15 at 100.00            AAA         2,706,652

         1,850    New York State Urban Development Corporation, Service            3/15 at 100.00            AAA         2,015,094
                     Personal Income Tax Revenue Bonds, Series 2005B, 5.000%,
                     3/15/24 - AGM Insured (UB)

         1,000    New York State Urban Development Corporation, Subordinate        7/14 at 100.00              A         1,056,920
                     Lien Corporate Purpose Bonds, Series 2004A, 5.125%,
                     1/01/22
-----------------------------------------------------------------------------------------------------------------------------------
        45,975    Total New York                                                                                        47,393,551
-----------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 4.2% (2.6% OF TOTAL INVESTMENTS)

        10,300    North Carolina Eastern Municipal Power Agency, Power System        No Opt. Call              A        12,026,898
                     Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 -
                     CAPMAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 2.8% (1.7% OF TOTAL INVESTMENTS)

                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
           100       5.125%, 6/01/24                                               6/17 at 100.00            BBB            92,380
         1,050       5.875%, 6/01/30                                               6/17 at 100.00            BBB           889,130
         1,055       5.750%, 6/01/34                                               6/17 at 100.00            BBB           830,085
         2,355       5.875%, 6/01/47                                               6/17 at 100.00            BBB         1,767,710

         4,000    Ohio, Solid Waste Revenue Bonds, Republic Services Inc.,           No Opt. Call            BBB         4,009,920
                     Series 2004, 4.250%, 4/01/33 (Mandatory put 4/01/14)
                     (Alternative Minimum Tax)

           250    Port of Greater Cincinnati Development Authority, Ohio,         10/16 at 100.00            N/R           235,743
                     Economic Development Revenue Bonds, Sisters of Mercy of
                     the Americas, Series 2006, 5.000%, 10/01/25
-----------------------------------------------------------------------------------------------------------------------------------
         8,810    Total Ohio                                                                                             7,824,968
-----------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 1.1% (0.7% OF TOTAL INVESTMENTS)

           450    Norman Regional Hospital Authority, Oklahoma, Hospital           9/16 at 100.00            BB+           373,289
                     Revenue Bonds, Series 2005, 5.375%, 9/01/36

         2,725    Tulsa County Industrial Authority, Oklahoma, Health Care        12/16 at 100.00             AA         2,729,415
                     Revenue Bonds, Saint Francis Health System, Series 2006,
                     5.000%, 12/15/36 (UB)

            44    Tulsa County Industrial Authority, Oklahoma, Health Care        12/16 at 100.00             AA            44,058
                     Revenue Bonds, Saint Francis Health System, Series 2008,
                     Trust 3500, 8.380%, 12/15/36 (IF)
-----------------------------------------------------------------------------------------------------------------------------------
         3,219    Total Oklahoma                                                                                         3,146,762
-----------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 1.2% (0.7% OF TOTAL INVESTMENTS)

                  Oregon, General Obligation Bonds, State Board of Higher
                  Education, Series 2004A:
         1,795       5.000%, 8/01/21                                               8/14 at 100.00            Aa1         1,977,354
         1,240       5.000%, 8/01/23                                               8/14 at 100.00            Aa1         1,319,038
-----------------------------------------------------------------------------------------------------------------------------------
         3,035    Total Oregon                                                                                           3,296,392
-----------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 1.9% (1.2% OF TOTAL INVESTMENTS)

         2,000    Allegheny County Sanitary Authority, Pennsylvania, Sewerage     12/15 at 100.00              A         2,046,060
                     Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - NPFG
                     Insured

         4,500    Pennsylvania Turnpike Commission, Turnpike Subordinate           6/26 at 100.00            AAA         3,387,285
                     Revenue Bonds, Series 2009C, 0.000%, 6/01/33 - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
         6,500    Total Pennsylvania                                                                                     5,433,345
-----------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 0.9% (0.5% OF TOTAL INVESTMENTS)

         3,000    Puerto Rico Sales Tax Financing Corporation, Sales Tax           8/26 at 100.00             A+         2,410,350
                     Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                     8/01/32
-----------------------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 2.1% (1.3% OF TOTAL INVESTMENTS)

$         5,890   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00            BBB   $     5,949,253
                     Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                     6.000%, 6/01/23
-----------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 8.0% (5.0% OF TOTAL INVESTMENTS)

          2,500   Berkeley County School District, South Carolina, Installment    12/13 at 100.00             A1         2,570,525
                     Purchase Revenue Bonds, Securing Assets for Education,
                     Series 2003, 5.250%, 12/01/24

          4,405   Dorchester County School District 2, South Carolina,            12/14 at 100.00            AA-         4,615,030
                     Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                     5.250%, 12/01/23

          3,340   Greenville County School District, South Carolina,              12/13 at 100.00             AA         3,620,593
                     Installment Purchase Revenue Bonds, Series 2003, 5.250%,
                     12/01/19 (UB)

          3,620   Greenville, South Carolina, Hospital Facilities Revenue          5/13 at 100.00            AA-         3,721,034
                     Refunding Bonds, Series 2003A, 5.250% , 5/01/21 - AMBAC
                     Insured

            310   South Carolina JOBS Economic Development Authority, Economic    11/12 at 100.00         A3 (4)           345,228
                     Development Revenue Bonds, Bon Secours Health System Inc.,
                     Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)

          1,190   South Carolina JOBS Economic Development Authority, Economic    11/12 at 100.00             A-         1,191,214
                     Development Revenue Bonds, Bon Secours Health System Inc.,
                     Series 2002B, 5.625%, 11/15/30

                  South Carolina JOBS Economic Development Authority, Hospital
                  Refunding and Improvement Revenue Bonds, Palmetto Health
                  Alliance, Series 2003C:
          4,895      6.375%, 8/01/34 (Pre-refunded 8/01/13)                        8/13 at 100.00       BBB+ (4)         5,664,543
            605      6.375%, 8/01/34 (Pre-refunded 8/01/13)                        8/13 at 100.00       BBB+ (4)           702,635

            455   Tobacco Settlement Revenue Management Authority, South           5/12 at 100.00        BBB (4)           470,220
                     Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                     2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
-----------------------------------------------------------------------------------------------------------------------------------
         21,320   Total South Carolina                                                                                  22,901,022
-----------------------------------------------------------------------------------------------------------------------------------
                  SOUTH DAKOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)

          1,750   South Dakota Health and Educational Facilities Authority,       11/14 at 100.00            AA-         1,784,178
                     Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                     5.500%, 11/01/31
-----------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 1.4% (0.9% OF TOTAL INVESTMENTS)

          2,060   Johnson City Health and Educational Facilities Board,            7/23 at 100.00          A (4)         2,077,737
                     Tennessee, Hospital Revenue Refunding and Improvement
                     Bonds, Johnson City Medical Center, Series 1998C, 5.125%,
                     7/01/25 (Pre-refunded 7/01/23) - NPFG Insured

          1,600   Johnson City Health and Educational Facilities Board,            7/16 at 100.00           BBB+         1,533,568
                     Tennessee, Revenue Bonds, Mountain States Health Alliance,
                     Series 2006A, 5.500%, 7/01/36

            400   Sumner County Health, Educational, and Housing Facilities       11/17 at 100.00            N/R           259,760
                     Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                     Health System Inc., Series 2007, 5.500%, 11/01/37 (6)
-----------------------------------------------------------------------------------------------------------------------------------
          4,060   Total Tennessee                                                                                        3,871,065
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 7.1% (4.4% OF TOTAL INVESTMENTS)

          1,075   Brazos River Authority, Texas, Pollution Control Revenue        10/13 at 101.00            CCC           594,647
                     Bonds, TXU Energy Company LLC Project, Series 2003C,
                     6.750%, 10/01/38 (Alternative Minimum Tax)

          3,000   Houston, Texas, First Lien Combined Utility System Revenue       5/14 at 100.00             AA         3,206,730
                     Bonds, Series 2004A, 5.250%, 5/15/25 - NPFG Insured

                  Kerrville Health Facilities Development Corporation, Texas,
                  Revenue Bonds, Sid Peterson Memorial Hospital Project, Series
                  2005:
            400      5.250%, 8/15/21                                                 No Opt. Call           BBB-           390,980
            600      5.125%, 8/15/26                                                 No Opt. Call           BBB-           550,986

          2,265   Lower Colorado River Authority, Texas, Contract Revenue          5/13 at 100.00              A         2,335,917
                     Refunding Bonds, Transmission Services Corporation, Series
                     2003C, 5.250%, 5/15/25 - AMBAC Insured

            290   Mansfield Independent School District, Tarrant County, Texas,    2/11 at 100.00            AAA           298,509
                     General Obligation Bonds, Series 2001, 5.375%, 2/15/26

          1,710   Mansfield Independent School District, Tarrant County, Texas,    2/11 at 100.00            AAA         1,778,417
                     General Obligation Bonds, Series 2001, 5.375%, 2/15/26
                     (Pre-refunded 2/15/11)

            950   North Texas Thruway Authority, Second Tier System Revenue        1/18 at 100.00             A3           997,320
                     Refunding Bonds, Series 2008, 5.750%, 1/01/38

          1,000   Sabine River Authority, Texas, Pollution Control Revenue        11/15 at 100.00            CCC           468,300
                     Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28

                                                           Nuveen Investments 55

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXAS (continued)

$         3,000   Tarrant County Cultural & Educational Facilities Financing       2/17 at 100.00            AA-   $     3,020,370
                     Corporation, Texas, Revenue Bonds, Texas Health Resources,
                     Series 2007A, 5.000%, 2/15/36 (UB)

            185   Tarrant County Cultural & Educational Facilities Finance         2/17 at 100.00            AA-           188,395
                     Corporation, Texas, Revenue Bonds, Texas Health Resources
                     Project, Trust 1031, 12.134%, 2/15/36 (IF)

                  Texas Tech University, Financing System Revenue Bonds, 9th
                  Series 2003:
          3,525      5.250%, 2/15/18 - AMBAC Insured                               8/13 at 100.00             AA         3,903,197
          2,250      5.250%, 2/15/19 - AMBAC Insured                               8/13 at 100.00             AA         2,486,070
-----------------------------------------------------------------------------------------------------------------------------------
         20,250   Total Texas                                                                                           20,219,838
-----------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 0.1% (0.1% OF TOTAL INVESTMENTS)

            320   Utah Housing Corporation, Single Family Mortgage Bonds,          7/11 at 100.00            Aaa           323,693
                     Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)

             25   Utah Housing Finance Agency, Single Family Mortgage Bonds,       7/10 at 100.00            Aaa            25,047
                     Series 1996C, 6.450%, 7/01/14 (Alternative Minimum Tax)

             20   Utah Housing Finance Agency, Single Family Mortgage Bonds,       7/10 at 100.00            Aaa            20,028
                     Series 1997F, 5.750%, 7/01/15 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
            365   Total Utah                                                                                               368,768
-----------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 5.8% (3.6% OF TOTAL INVESTMENTS)

          2,000   Energy Northwest, Washington, Electric Revenue Refunding         7/12 at 100.00            Aaa         2,184,320
                     Bonds, Columbia Generating Station - Nuclear Project 2,
                     Series 2002C, 5.750%, 7/01/17 - NPFG Insured

          7,000   Energy Northwest, Washington, Electric Revenue Refunding         7/13 at 100.00            Aaa         7,806,890
                     Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16
                     (UB)

          3,160   King County Public Hospital District 2, Washington, Limited      6/11 at 101.00            AA-         3,224,211
                     Tax General Obligation Bonds, Evergreen Hospital Medical
                     Center, Series 2001A, 5.250%, 12/01/24 - AMBAC Insured

          1,000   Skagit County Public Hospital District 1, Washington, Revenue      No Opt. Call           Baa2         1,030,419
                     Bonds, Skagit Valley Hospital, Series 2003, 6.000%,
                     12/01/23

          2,200   Washington, General Obligation Refunding Bonds, Series 1992A       No Opt. Call            AA+         2,275,305
                     and 1992AT-6, 6.250%, 2/01/11
-----------------------------------------------------------------------------------------------------------------------------------
         15,360   Total Washington                                                                                      16,521,145
-----------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 1.6% (1.0% OF TOTAL INVESTMENTS)

          2,000   West Virginia Water Development Authority, Infrastructure       10/13 at 101.00            AAA         2,309,019
                     Revenue Bonds, Series 2003A, 5.500%, 10/01/23
                     (Pre-refunded 10/01/13) - AMBAC Insured

          2,150   West Virginia Water Development Authority, Loan Program II      11/13 at 101.00             A-         2,258,123
                     Revenue Bonds, Series 2003B, 5.250%, 11/01/23 - AMBAC
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
          4,150   Total West Virginia                                                                                    4,567,142
-----------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 6.0% (3.7% OF TOTAL INVESTMENTS)

          5,670   Wisconsin Health and Educational Facilities Authority,           7/11 at 100.00             A-         5,685,251
                     Revenue Bonds, Agnesian Healthcare Inc., Series 2001,
                     6.000%, 7/01/30

            160   Wisconsin Health and Educational Facilities Authority,           5/16 at 100.00            BBB           133,916
                     Revenue Bonds, Divine Savior Healthcare, Series 2006,
                     5.000%, 5/01/32

          1,000   Wisconsin Health and Educational Facilities Authority,           5/14 at 100.00           BBB+         1,010,199
                     Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%,
                     5/01/18

            205   Wisconsin Health and Educational Facilities Authority,          10/11 at 101.00            AA-           208,541
                     Revenue Bonds, Froedtert and Community Health Obligated
                     Group, Series 2001, 5.375%, 10/01/30

          2,145   Wisconsin Health and Educational Facilities Authority,          10/11 at 101.00        AA- (4)         2,304,265
                     Revenue Bonds, Froedtert and Community Health Obligated
                     Group, Series 2001, 5.375%, 10/01/30 (Pre-refunded
                     10/01/11)

          5,000   Wisconsin Health and Educational Facilities Authority,           8/10 at 101.00           BBB+         5,045,499
                     Revenue Bonds, Marshfield Clinic, Series 1999, 6.250%,
                     2/15/18 - RAAI Insured

          2,500   Wisconsin State, General Obligation Bonds, Series 2006A,         5/16 at 100.00             AA         2,622,974
                     4.750%, 5/01/25 - FGIC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
         16,680   Total Wisconsin                                                                                       17,010,645
-----------------------------------------------------------------------------------------------------------------------------------

56 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  WYOMING - 0.5% (0.3% OF TOTAL INVESTMENTS)

$         1,350   Sweetwater County, Wyoming, Solid Waste Disposal Revenue        12/15 at 100.00           BBB+   $     1,307,164
                     Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                     (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$       498,075   Total Investments (cost $436,545,765) - 160.0%                                                       455,513,205
===============--------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (21.2)%                                                                  (60,373,400)
                  -----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 5.7%                                                                  16,490,830
                  -----------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value -
                     (44.5)% (5)                                                                                      (126,850,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                    $   284,780,635
                  =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.8%.

(6) For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 57

NMZ  | Nuveen Municipal High Income Opportunity Fund
     | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                      OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  NATIONAL - 1.7% (1.3% OF TOTAL INVESTMENTS)

$         5,000   Charter Mac Equity Issuer Trust, Preferred Shares, Series        4/19 at 100.00            Aaa   $     5,230,950
                     2004A-4, 6.000%, 12/31/45 (Mandatory put 4/30/19)
                     (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 1.0% (0.8% OF TOTAL INVESTMENTS)

          1,975   Bessemer, Alabama, General Obligation Warrants, Series 2007,     2/17 at 102.00            N/R         1,421,901
                     6.500%, 2/01/37

          2,000   Birmingham Special Care Facilities Financing Authority,         11/15 at 100.00           Baa2         1,761,280
                     Alabama, Revenue Bonds, Baptist Health System Inc.,
                     Series 2005A, 5.000%, 11/15/30
-----------------------------------------------------------------------------------------------------------------------------------
          3,975   Total Alabama                                                                                          3,183,181
-----------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)

            450   Alaska Municipal Bond Bank Authority, Revenue Bonds, Series      9/18 at 100.00            Aa3           479,043
                     2009, 5.625%, 9/01/29
-----------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 6.8% (5.1% OF TOTAL INVESTMENTS)

            427   Estrella Mountain Ranch Community Facilities District,           7/10 at 102.00            N/R           436,146
                     Goodyear, Arizona, Special Assessment Lien Bonds, Series
                     2001A, 7.875%, 7/01/25

          2,000   Maricopa County Industrial Development Authority, Arizona,       5/10 at 100.00            N/R         1,951,240
                     Multifamily Housing Revenue Bonds, Privado Park
                     Apartments Project, Series 2006A, 5.250%, 11/01/41
                     (Mandatory put 11/01/11) (Alternative Minimum Tax)

          6,720   Maricopa County Industrial Development Authority, Arizona,       1/11 at 103.00             CC         5,386,013
                     Senior Living Facility Revenue Bonds, Christian Care Mesa
                     II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative
                     Minimum Tax)

                  Phoenix Industrial Development Authority, Arizona,
                  Educational Revenue Bonds, Keystone Montessori School,
                  Series 2004A:
            195      6.375%, 11/01/13                                             11/11 at 103.00            N/R           198,015
            790      7.250%, 11/01/23                                             11/11 at 103.00            N/R           790,198
          1,715      7.500%, 11/01/33                                             11/11 at 103.00            N/R         1,716,732

            550   Pima County Industrial Development Authority, Arizona,          12/14 at 100.00           BBB-           516,461
                     Charter School Revenue Bonds, Noah Webster Basic Schools
                     Inc., Series 2004, 6.125%, 12/15/34

            500   Pima County Industrial Development Authority, Arizona,             No Opt. Call            AAA           598,655
                     Charter School Revenue Bonds, Pointe Educational Services
                     Charter School, Series 2004, 6.250%, 7/01/14 (ETM)

          1,150   Pinal County Industrial Development Authority, Arizona,         10/12 at 100.00           BBB-         1,068,511
                     Correctional Facilities Contract Revenue Bonds, Florence
                     West Prison LLC, Series 2002A, 5.250%, 10/01/22 - ACA
                     Insured

                  Salt Verde Financial Corporation, Arizona, Senior Gas
                  Revenue Bonds, Citigroup Energy Inc Prepay Contract
                  Obligations, Series 2007:
          1,000      5.500%, 12/01/29                                                No Opt. Call              A           985,800
          5,000      5.000%, 12/01/37                                                No Opt. Call              A         4,458,800

                  Surprise Municipal Property Corporation, Arizona, Wastewater
                  System Revenue Bonds, Series 2007:
          1,000      4.700%, 4/01/22                                               4/14 at 100.00            N/R           904,640
          1,000      4.900%, 4/01/32                                               4/17 at 100.00            N/R           840,420

          1,000   Tucson Industrial Development Authority, Arizona, Charter        9/14 at 100.00           BBB-           955,100
                     School Revenue Bonds, Arizona Agribusiness and Equine
                     Center Charter School, Series 2004A, 5.850%, 9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
         23,047   Total Arizona                                                                                         20,806,731
-----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 10.3% (7.8% OF TOTAL INVESTMENTS)

          1,810   California County Tobacco Securitization Agency, Tobacco         6/15 at 100.00            BBB         1,441,683
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Securitization Corporation, Series 2005, 5.125%, 6/01/38

            685   California Health Facilities Financing Authority, Hospital       5/10 at 100.00            N/R           452,675
                     Revenue Bonds, Downey Community Hospital, Series 1993,
                     5.750%, 5/15/15 (8)

          3,000   California Health Facilities Financing Authority, Revenue        8/18 at 100.00            Aa3         2,662,260
                     Bonds, Sutter Health, Tender Option Bond Trust 3103,
                     14.590%, 8/15/38 (IF)

            500   California Municipal Financing Authority, Certificates of        2/17 at 100.00           Baa2           470,735
                     Participation, Community Hospitals of Central California,
                     Series 2007, 5.250%, 2/01/27

          4,000   California Statewide Communities Development Authority,            No Opt. Call             BB         2,504,080
                     Revenue Bonds, EnerTech Regional Biosolids Project,
                     Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)

          2,925   California Statewide Community Development Authority,            3/14 at 102.00            N/R         2,946,265
                     Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%,
                     3/01/34

58 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)

$         2,185   California Statewide Community Development Authority, Revenue    5/18 at 100.00            Aa3   $     1,876,085
                     Bonds, Sutter Health, Tender Option Bond Trust 3048,
                     12.454%, 11/15/38 (IF)

                  California Statewide Community Development Authority, Revenue
                  Bonds, Sutter Health, Tender Option Bond Trust 3102:
            745      17.357%, 11/15/38 (IF)                                        5/18 at 100.00            Aa3           619,117
          1,000      18.449%, 11/15/48 (IF)                                        5/18 at 100.00            Aa3           795,500

          1,005   California Statewide Community Development Authority,            1/14 at 100.00            N/R           949,424
                     Subordinate Lien Multifamily Housing Revenue Bonds, Corona
                     Park Apartments, Series 2004I-S, 7.750%, 1/01/34
                     (Alternative Minimum Tax)

          1,000   Goden State Tobacco Securitization Corporation, California,      6/15 at 100.00            AA+           828,040
                     Enhanced Tobacco Settlement Asset-Backed Revenue Bonds,
                     Tender Option Bonds Trust 3107, 17.273%, 6/01/45 - AMBAC
                     Insured (IF)

            500   Golden State Tobacco Securitization Corporation, California,     6/17 at 100.00            BBB           385,415
                     Tobacco Settlement Asset-Backed Bonds, Series 2007A-1,
                     5.750%, 6/01/47

          1,015   Independent Cities Lease Finance Authority, California,          5/14 at 100.00            N/R           940,814
                     Subordinate Lien Revenue Bonds, El Granada Mobile Home
                     Park, Series 2004B, 6.500%, 5/15/44

          1,200   Lake Elsinore, California, Special Tax Bonds, Community          9/13 at 102.00            N/R         1,119,744
                     Facilities District 2003-2 Improvement Area A, Canyon
                     Hills, Series 2004A, 5.950%, 9/01/34

            335   Lancaster Redevelopment Agency, California, Combined Project     8/19 at 100.00              A           373,679
                     Areas Housing Programs, Tax Allocation Bonds, Series 2009,
                     6.875%, 8/01/39

          3,400   Lee Lake Water District, Riverside County, California,           9/13 at 102.00            N/R         2,814,044
                     Special Tax Bonds, Community Facilities District 3, Series
                     2004, 5.950%, 9/01/34

          1,125   Los Angeles Department of Airports, California, Revenue          5/20 at 100.00             AA         1,224,765
                     Bonds, Los Angeles International Airport, Tender Option
                     Bond Trust 10-27B, 17.746%, 5/15/40 (IF)

          2,950   Los Angeles Regional Airports Improvement Corporation,          12/12 at 102.00             B-         2,973,836
                     California, Sublease Revenue Bonds, Los Angeles
                     International Airport, American Airlines Inc. Terminal 4
                     Project, Series 2002C, 7.500%, 12/01/24 (Alternative
                     Minimum Tax)

            800   Moreno Valley Unified School District, Riverside County,         9/14 at 100.00            N/R           708,432
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2004, 5.550%, 9/01/29

          1,000   M-S-R Energy Authority, Gas Revenue Bonds, California,             No Opt. Call              A         1,110,530
                     Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39

          1,250   San Diego County, California, Certificates of Participation,     9/12 at 100.00           Baa1         1,085,875
                     San Diego-Imperial Counties Developmental Services
                     Foundation Project, Series 2002, 5.500%, 9/01/27

          3,895   West Patterson Financing Authority, California, Special Tax      9/13 at 103.00            N/R         3,072,999
                     Bonds, Community Facilities District 2001-1, Series 2004A,
                     6.125%, 9/01/39
-----------------------------------------------------------------------------------------------------------------------------------
         36,325   Total California                                                                                      31,355,997
-----------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 7.0% (5.3% OF TOTAL INVESTMENTS)

            915   Bradburn Metropolitan District 3, Colorado, General             12/13 at 101.00            N/R           808,924
                     Obligation Bonds, Series 2003, 7.500%, 12/01/33

          1,015   Bradburn Metropolitan District 3, Westminster, Adams County,    12/13 at 101.00            N/R         1,015,000
                     Colorado, General Obligation Limited Tax Refunding Bonds,
                     Series 2010, 7.500%, 12/01/39

              6   Buffalo Ridge Metropolitan District, Colorado, Limited          12/13 at 101.00            N/R             5,908
                     Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33

            400   Colorado Educational and Cultural Facilities Authority,         12/10 at 101.00        N/R (4)           418,340
                     Charter School Revenue Bonds, Academy Charter School -
                     Douglas County School District Re. 1, Series 2000, 6.875%,
                     12/15/20 (Pre-refunded 12/15/10)

            650   Colorado Educational and Cultural Facilities Authority,          9/11 at 100.00        Ba1 (4)           708,065
                     Charter School Revenue Bonds, Bromley East Charter School,
                     Series 2000A, 7.250%, 9/15/30 (Pre-refunded 9/15/11)

          3,500   Colorado Educational and Cultural Facilities Authority,          5/14 at 101.00            N/R         2,834,720
                     Charter School Revenue Bonds, Cesar Chavez Academy, Series
                     2003, 8.000%, 5/01/34

            435   Colorado Educational and Cultural Facilities Authority,         12/11 at 100.00            AAA           480,627
                     Charter School Revenue Bonds, Excel Academy Charter
                     School, Series 2003, 7.300%, 12/01/23 (Pre-refunded
                     12/01/11)

          1,000   Colorado Educational and Cultural Facilities Authority,          2/16 at 101.00            N/R           809,480
                     Charter School Revenue Bonds, Jefferson County School
                     District R-1 - Compass Montessori Secondary School, Series
                     2006, 5.625%, 2/15/36

                                                           Nuveen Investments 59

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  COLORADO (continued)

                  Colorado Health Facilities Authority, Colorado, Revenue
                  Bonds, Catholic Health Initiatives, Series 2006A, Trust 1088:
$           345      13.107%, 9/01/41 (IF)                                         9/16 at 100.00             AA   $       349,399
          1,335      13.734%, 9/01/41 (IF)                                         9/16 at 100.00             AA         1,352,021

          1,200   Colorado Health Facilities Authority, Colorado, Revenue          4/18 at 100.00            AAA         1,236,564
                     Bonds, Catholic Health Initiatives, Series 2006C-1, Trust
                     1090, 14.945%, 10/01/41 - AGM Insured (IF)

          3,145   Kit Carson County Health Service District, Colorado, Health        No Opt. Call            N/R         2,937,682
                     Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34

          1,250   Mesa County, Colorado, Residential Care Facilities Mortgage     12/11 at 101.00            N/R         1,168,488
                     Revenue Bonds, Hilltop Community Resources Inc. Obligated
                     Group, Series 2001A, 5.250%, 12/01/21 - RAAI Insured

          1,000   Mountain Shadows Metropolitan District, Colorado, General       12/16 at 100.00            N/R           720,020
                     Obligation Limited Tax Bonds, Series 2007, 5.500%,
                     12/01/27

          1,990   Park Creek Metropolitan District, Colorado, Limited Tax         12/13 at 100.00            N/R         2,057,839
                     Obligation Revenue Bonds, Series 2003CR-2, 7.875%,
                     12/01/32 (Mandatory put 12/01/13)

          3,565   Public Authority for Colorado Energy, Natural Gas Purchase         No Opt. Call              A         3,921,643
                     Revenue Bonds, Colorado Springs Utilities, Series 2008,
                     6.500%, 11/15/38

            500   Tallyn's Reach Metropolitan District 3, Aurora, Colorado,       12/13 at 100.00            N/R           505,330
                     Limited Tax General Obligation Bonds, Series 2004, 6.750%,
                     12/01/33
-----------------------------------------------------------------------------------------------------------------------------------
         22,251   Total Colorado                                                                                        21,330,050
-----------------------------------------------------------------------------------------------------------------------------------
                  CONNECTICUT - 0.3% (0.3% OF TOTAL INVESTMENTS)

          1,000   Harbor Point Infrastructure Improvement District,                4/20 at 100.00            N/R         1,051,740
                     Connecticut, Special Obligation Revenue Bonds, Harbor
                     Point Project, Series 2010A, 7.875%, 4/01/39
-----------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 0.1% (0.1% OF TOTAL INVESTMENTS)

            225   District of Columbia Tobacco Settlement Corporation, Tobacco       No Opt. Call            BBB           221,821
                     Settlement Asset-Backed Bonds, Series 2001, 6.500%,
                     5/15/33
-----------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 12.3% (9.2% OF TOTAL INVESTMENTS)

          1,450   Aberdeen Community Development District, Florida, Special        5/14 at 100.00            N/R           814,146
                     Assessment Bonds, Series 2005, 5.500%, 5/01/36

          7,335   Beacon Lakes Community Development District, Florida, Special    5/13 at 101.00            N/R         7,257,469
                     Assessment Bonds, Series 2003A, 6.900%, 5/01/35

            700   Broward County, Florida, Airport Facility Revenue Bonds,        11/14 at 101.00            Ba2           744,100
                     Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative
                     Minimum Tax)

            100   Century Gardens Community Development District, Miami-Dade       5/14 at 101.00            N/R            96,158
                     County, Florida, Special Assessment Revenue Bonds, Series
                     2004, 5.900%, 5/01/34

          8,205   Harmony Community Development District, Florida, Special         5/14 at 103.25            N/R         8,279,173
                     Assessment Bonds, Series 2001, 7.250%, 5/01/32

            400   Islands at Doral Northeast Community Development District,       5/14 at 101.00            N/R           393,548
                     Miami-Dade County, Florida, Special Assessment Bonds,
                     Series 2004, 6.125%, 5/01/24

          3,000   Jacksonville, Florida, Economic Development Commission Health    9/17 at 100.00            N/R         3,004,050
                     Care Facilities Revenue Bonds, The Florida Proton Therapy
                     Institute Project, Series 2007, 6.250%, 9/01/27

          2,000   Martin County Industrial Development Authority, Florida,         6/10 at 100.00            BB+         1,999,720
                     Industrial Development Revenue Bonds, Indiantown
                     Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                     (Alternative Minimum Tax)

          1,600   Miami-Dade County, Florida, Aviation Revenue Bonds, Series      10/18 at 100.00            AAA         1,584,992
                     2008, Trust 1145, 11.612%, 10/01/38 - AGC Insured
                     (Alternative Minimum Tax) (IF)

          1,250   Miami-Dade County, Florida, Water and Sewer System Revenue      10/20 at 100.00            AAA         1,388,900
                     Bonds, Tender Option Bond Trust 11834, 17.300%, 10/01/39 -
                     AGM Insured (IF)

            955   Old Palm Community Development District, Florida, Special        5/15 at 101.00            N/R           837,879
                     Assessment Bonds, Palm Beach Gardens, Series 2004A,
                     5.900%, 5/01/35

          3,675   Palm Beach County Housing Finance Authority, Florida,            7/12 at 100.00            N/R         3,139,883
                     Multifamily Housing Revenue Bonds, Lake Delray Apartments,
                     Series 1999A, 6.400%, 1/01/31 (Alternative Minimum Tax)

          1,920   Pine Island Community Development District, Florida, Special     5/12 at 101.00            N/R         1,285,459
                     Assessment Bonds, Bella Collina, Series 2004, 5.750%,
                     5/01/35

60 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA (continued)

$         1,000   Sarasota County Health Facility Authority, Florida, Revenue      7/17 at 100.00            N/R   $       791,150
                     Bonds, Sarasota-Manatee Jewish Housing Council, Inc.,
                     Series 2007, 5.750%, 7/01/45

            955   Tolomato Community Development District, Florida, Special        5/14 at 101.00            N/R           706,824
                     Assessment Bonds, Series 2006, 5.400%, 5/01/37

          1,715   Tolomato Community Development District, Florida, Special        5/18 at 100.00            N/R         1,373,989
                     Assessment Bonds, Series 2007, 6.650%, 5/01/40

                  Westchester Community Development District 1, Florida,
                  Special Assessment Bonds, Series 2003:
            125      6.000%, 5/01/23                                               5/13 at 101.00            N/R           103,084
          4,735      6.125%, 5/01/35                                               5/13 at 101.00            N/R         3,515,359
-----------------------------------------------------------------------------------------------------------------------------------
         41,120   Total Florida                                                                                         37,315,883
-----------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 1.0% (0.7% OF TOTAL INVESTMENTS)

            500   Effingham County Development Authority, Georgia, Solid Waste     7/10 at 100.00            BB-           487,545
                     Disposal Revenue Bonds, Ft. James Project, Series 1998,
                     5.625%, 7/01/18 (Alternative Minimum Tax)

          1,000   Fulton County Residential Care Facilities Authority, Georgia,    7/17 at 100.00            N/R           658,030
                     Revenue Bonds, Elderly Care, Lenbrook Square Project,
                     Series 2006A, 5.125%, 7/01/37

          1,865   Fulton County Residential Care Facilities Authority, Georgia,   12/13 at 102.00            N/R         1,892,639
                     Revenue Bonds, St. Anne's Terrace, Series 2003, 7.625%,
                     12/01/33
-----------------------------------------------------------------------------------------------------------------------------------
          3,365   Total Georgia                                                                                          3,038,214
-----------------------------------------------------------------------------------------------------------------------------------
                  GUAM - 0.5% (0.4% OF TOTAL INVESTMENTS)

          1,445   Guam Government, General Obligation Bonds, 2009 Series A,          No Opt. Call             B+         1,549,531
                     7.000%, 11/15/39
-----------------------------------------------------------------------------------------------------------------------------------
                  HAWAII - 0.8% (0.6% OF TOTAL INVESTMENTS)

            980   Hawaii State Department of Budget and Finance, Private School    2/17 at 100.00            N/R           790,439
                     Revenue Bonds, Montessori of Maui, Series 2007, 5.500%,
                     1/01/37

          1,655   Hawaii State Department of Budget and Finance, Special           7/19 at 100.00           Baa1         1,790,114
                     Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and
                     Subsidiary Projects, Series 2009, 6.500%, 7/01/39
-----------------------------------------------------------------------------------------------------------------------------------
          2,635   Total Hawaii                                                                                           2,580,553
-----------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 8.0% (6.0% OF TOTAL INVESTMENTS)

          1,350   Chicago, Illinois, Certificates of Participation Tax             6/10 at 100.00            N/R         1,349,852
                     Increment Revenue Notes, Chicago/Kingsbury Redevelopment
                     Project, Series 2004A, 6.570%, 2/15/13

            980   Chicago, Illinois, Certificates of Participation, Tax            7/11 at 100.00            N/R           981,098
                     Increment Allocation Revenue Bonds, Diversey-Narragansett
                     Project, Series 2006, 7.460%, 2/15/26

          1,000   Illinois Finance Authority, Revenue Bonds, Midwest Regional     10/16 at 100.00            N/R           712,850
                     Medical Center Galena-Stauss Hospital, Series 2006,
                     6.750%, 10/01/46 (8)

          1,000   Illinois Finance Authority, Revenue Bonds, Provena Health,       8/19 at 100.00           BBB+         1,133,040
                     Series 2009A, 7.750%, 8/15/34

          3,850   Illinois Finance Authority, Revenue Bonds, Silver Cross          8/19 at 100.00            BBB         4,108,297
                     Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44

          1,350   Illinois Health Facilities Authority, FHA-Insured Mortgage       8/13 at 100.00            AAA         1,351,917
                     Revenue Refunding Bonds, Sinai Health System, Series 2003,
                     5.150%, 2/15/37

          1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell     5/12 at 100.00            Aaa         1,092,760
                     Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                     5/15/12)

          7,800   Illinois Health Facilities Authority, Revenue Bonds, Lake        7/12 at 100.00            AA+         7,945,548
                     Forest Hospital, Series 2002A, 5.750%, 7/01/29 (UB)

          1,150   Lombard Public Facilities Corporation, Illinois, First Tier      1/16 at 100.00            N/R           934,444
                     Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                     7.125%, 1/01/36

          1,431   Lombard Public Facilities Corporation, Illinois, Third Tier      7/18 at 100.00            N/R           886,186
                     Conference Center and Hotel Revenue Bonds, Series 2005C-3,
                     4.000%, 1/01/36

          1,988   Plano Special Service Area 1, Illinois, Special Tax Bonds,       3/14 at 102.00            N/R         1,883,809
                     Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34

            998   Volo Village, Illinois, Special Service Area 3 Special Tax       3/16 at 102.00            N/R           783,041
                     Bonds, Symphony Meadows Project 1, Series 2006, 6.000%,
                     3/01/36 (Mandatory put 2/29/16)

          1,000   Yorkville United City Business District, Illinois, Storm         1/17 at 102.00            N/R           572,440
                     Water and Water Improvement Project Revenue Bonds, Series
                     2007, 6.000%, 1/01/26

                                                           Nuveen Investments 61

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS (continued)

$           960   Yorkville, Illinois, Special Service Area 2005-108               3/16 at 102.00            N/R   $       728,016
                     Assessment Bonds, Autumn Creek Project, Series 2006,
                     6.000%, 3/01/36
-----------------------------------------------------------------------------------------------------------------------------------
         25,857   Total Illinois                                                                                        24,463,298
-----------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 10.4% (7.8% OF TOTAL INVESTMENTS)

          6,360   Carmel Redevelopment District, Indiana, Tax Increment            7/12 at 103.00            N/R         5,613,400
                     Revenue Bonds, Series 2004A, 6.650%, 1/15/24

         22,770   Indiana Finance Authority, Water Facilities Refunding           10/16 at 100.00           Baa1        19,475,181
                     Revenue Bonds, Indiana-American Water Company Inc.
                     Project, Series 2006, 4.875%, 10/01/36 - AMBAC Insured
                     (Alternative Minimum Tax)

          1,250   Indiana Health and Educational Facilities Financing             11/16 at 100.00            Aa1         1,303,338
                     Authority, Revenue Bonds, Ascension Health, Series 2009,
                     Trust 3301, 14.299%, 11/15/39 (IF)

          2,500   Indiana Health Facility Financing Authority, Hospital            3/14 at 101.00            BBB         2,520,525
                     Revenue Bonds, Community Foundation of Northwest Indiana,
                     Series 2004A, 6.000%, 3/01/34

            200   Jasper County, Indiana, Economic Development Revenue            10/10 at 101.00            Ba3           200,354
                     Refunding Bonds, Georgia Pacific Corporation Project,
                     Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)

          1,000   St. Joseph County, Indiana, Economic Development Revenue         7/15 at 103.00            N/R           977,750
                     Bonds, Chicago Trail Village Apartments, Series 2005A,
                     7.500%, 7/01/35

          1,560   Whitley County, Indiana, Solid Waste and Sewerage Disposal      11/10 at 102.00            N/R         1,502,717
                     Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%,
                     11/01/18 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         35,640   Total Indiana                                                                                         31,593,265
-----------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 0.3% (0.2% OF TOTAL INVESTMENTS)

          1,000   Iowa Finance Authority, Health Facility Revenue Bonds, Care      7/16 at 100.00            BB+           818,150
                     Initiatives Project, Series 2006A, 5.500%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 5.7% (4.3% OF TOTAL INVESTMENTS)

          5,000   Louisiana Local Government Environmental Facilities &           11/17 at 100.00             BB         5,159,700
                     Community Development Authority, Revenue Bonds, Westlake
                     Chemical Corporation Project, Series 2007, 6.750%,
                     11/01/32

          1,000   Louisiana Local Government Environmental Facilities and          9/16 at 100.00            N/R           502,240
                     Community Development Authority, Carter Plantation Hotel
                     Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36 (5)

          1,000   Louisiana Local Government Environmental Facilities and          6/16 at 101.00            N/R           892,050
                     Community Development Authority, Revenue Bonds, CDF
                     Healthcare of Louisiana LLC, Series 2006A, 7.000%,
                     6/01/36

          3,000   Louisiana Local Government Environmental Facilities and         12/17 at 100.00            N/R         2,147,340
                     Community Development Authority, Revenue Bonds, Southgate
                     Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37

                  Ouachita Parish Industrial Development Authority, Louisiana,
                  Solid Waste Disposal Revenue Bonds, White Oaks Project,
                  Series 2004A:
            760      8.250%, 3/01/19 (Alternative Minimum Tax)                     3/14 at 100.00            N/R           734,137
            805      8.500%, 3/01/24 (Alternative Minimum Tax)                     3/14 at 100.00            N/R           779,007

          5,125   St. James Parish, Louisiana, Solid Waste Disposal Revenue        4/11 at 100.00            N/R         5,124,898
                     Bonds, Freeport McMoran Project, Series 1992, 7.700%,
                     10/01/22 (Alternative Minimum Tax)

          2,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco     5/11 at 101.00            BBB         1,939,040
                     Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                     5/15/39
-----------------------------------------------------------------------------------------------------------------------------------
         18,690   Total Louisiana                                                                                       17,278,412
-----------------------------------------------------------------------------------------------------------------------------------
                  MAINE - 1.0% (0.8% OF TOTAL INVESTMENTS)

          3,155   Portland Housing Development Corporation, Maine, Section 8       2/14 at 102.00           Baa2         3,046,342
                     Assisted Senior Living Revenue Bonds, Avesta Housing
                     Development Corporation, Series 2004A, 6.000%, 2/01/34
-----------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 1.1% (0.9% OF TOTAL INVESTMENTS)

          1,000   Baltimore, Maryland, Senior Lien Convention Center Hotel         9/16 at 100.00           Baa3           815,890
                     Revenue Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA
                     GTY Insured

          2,000   Maryland Energy Financing Administration, Revenue Bonds, AES     9/10 at 100.00            N/R         2,000,680
                     Warrior Run Project, Series 1995, 7.400%, 9/01/19
                     (Alternative Minimum Tax)

            350   Maryland Health and Higher Educational Facilities Authority,     8/14 at 100.00             A2           355,443
                     Revenue Bonds, MedStar Health, Series 2004, 5.500%,
                     8/15/33

62 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND (continued)

$           435   Prince George's County, Maryland, Revenue Bonds, Dimensions      7/10 at 100.00             B3   $       301,151
                     Health Corporation, Series 1994, 5.300%, 7/01/24 (8)
-----------------------------------------------------------------------------------------------------------------------------------
          3,785   Total Maryland                                                                                         3,473,164
-----------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 0.5% (0.4% OF TOTAL INVESTMENTS)

            465   Massachusetts Development Finance Agency, Pioneer Valley           No Opt. Call            N/R           422,099
                     Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                     Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

          1,350   Massachusetts Health and Educational Facilities Authority,       7/14 at 100.00             BB         1,013,148
                     Revenue Bonds, Northern Berkshire Community Services
                     Inc., Series 2004B, 6.375%, 7/01/34
-----------------------------------------------------------------------------------------------------------------------------------
          1,815   Total Massachusetts                                                                                    1,435,247
-----------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 4.3% (3.2% OF TOTAL INVESTMENTS)

          1,180   Countryside Charter School, Berrien County, Michigan,           10/10 at 100.00            N/R         1,064,773
                     Charter School Revenue Bonds, Series 1999, 7.000%,
                     4/01/29

            835   Countryside Charter School, Berrien County, Michigan,           10/10 at 100.00            N/R           835,067
                     Charter School Revenue Bonds, Series 2000, 8.000%,
                     4/01/29

                  Detroit Local Development Finance Authority, Michigan, Tax
                  Increment Bonds, Series 1998A:
          1,390      5.500%, 5/01/21                                               5/10 at 100.00             B-           840,561
             15      5.500%, 5/01/21 - ACA Insured                                 5/10 at 100.00             B-             9,071

                  Garden City Hospital Finance Authority, Michigan, Revenue
                  Bonds, Garden City Hospital Obligated Group, Series 2007A:
          1,000      4.875%, 8/15/27                                               8/17 at 100.00            N/R           730,060
          1,000      5.000%, 8/15/38                                               8/17 at 100.00            N/R           668,880

          1,000   Michigan Public Educational Facilities Authority, Limited       11/15 at 100.00            BBB         1,013,340
                     Obligation Revenue Bonds, Chandler Park Academy Project,
                     Series 2008, 6.500%, 11/01/35

          1,000   Michigan Public Educational Facilities Authority, Limited        9/17 at 100.00           BBB-           775,660
                     Obligation Revenue Bonds, Richfield Public School
                     Academy, Series 2007, 5.000%, 9/01/36

          3,580   Michigan State Hospital Finance Authority, Hospital Revenue      8/10 at 100.00            BB-         3,142,381
                     Refunding Bonds, Detroit Medical Center Obligated Group,
                     Series 1993B, 5.500%, 8/15/23

            500   Michigan State Hospital Finance Authority, Revenue Bonds,        5/15 at 100.00            AAA           576,675
                     Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30
                     (Pre-refunded 5/15/15)

          1,500   Michigan State Hospital Finance Authority, Revenue Bonds,       11/15 at 102.00            N/R         1,367,460
                     Hills and Dales General Hospital, Series 2005A, 6.750%,
                     11/15/38

          1,000   Royal Oak Hospital Finance Authority, Michigan, Hospital         9/18 at 100.00             A1         1,184,000
                     Revenue Bonds, William Beaumont Hospital, Refunding
                     Series 2009V, 8.250%, 9/01/39

          1,000   Summit Academy North Charter School, Michigan, Charter          11/15 at 100.00            BB+           780,110
                     School Revenue Bonds, Series 2005, 5.500%, 11/01/30
-----------------------------------------------------------------------------------------------------------------------------------
         15,000   Total Michigan                                                                                        12,988,038
-----------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 1.6% (1.2% OF TOTAL INVESTMENTS)

                  Minneapolis, Minnesota, Student Housing Revenue Bonds,
                  Riverton Community Housing Project, Series 2000:
            100      7.200%, 7/01/14 (Pre-refunded 7/01/10)                        7/10 at 100.00        N/R (4)           101,109
            100      7.300%, 7/01/15 (Pre-refunded 7/01/10)                        7/10 at 100.00        N/R (4)           101,126

          1,325   Ramsey, Anoka County, Minnesota, Charter School Lease            6/14 at 102.00            N/R         1,262,725
                     Revenue Bonds, PACT Charter School, Series 2004A, 6.750%,
                     12/01/33

          1,335   St. Paul Housing and Redevelopment Authority, Minnesota,         6/14 at 102.00            N/R         1,338,671
                     Charter School Revenue Bonds, Higher Ground Academy
                     Charter School, Series 2004A, 6.625%, 12/01/23

          1,100   St. Paul Housing and Redevelopment Authority, Minnesota,         6/14 at 102.00            N/R         1,048,300
                     Charter School Revenue Bonds, HOPE Community Academy
                     Charter School, Series 2004A, 6.750%, 12/01/33

          1,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,         5/15 at 100.00            N/R           945,540
                     HealthEast Midway Campus, Series2005B, 6.000%, 5/01/30
-----------------------------------------------------------------------------------------------------------------------------------
          4,960   Total Minnesota                                                                                        4,797,471
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 63

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  MISSISSIPPI - 0.6% (0.4% OF TOTAL INVESTMENTS)

$           912   Mississippi Home Corporation, Multifamily Housing Revenue       10/19 at 101.00            N/R   $       671,501
                     Bonds, Tupelo Personal Care Apartments, Series 2004-2,
                     6.125%, 9/01/34 (Alternative Minimum Tax)

          1,000   Warren County, Mississippi, Gulf Opportunity Zone Revenue        9/18 at 100.00            BBB         1,041,630
                     Bonds, International Paper Company Project, Series 2008A,
                     6.500%, 9/01/32
-----------------------------------------------------------------------------------------------------------------------------------
          1,912   Total Mississippi                                                                                      1,713,131
-----------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 2.8% (2.1% OF TOTAL INVESTMENTS)

          2,000   Branson Regional Airport Transportation Development              7/17 at 100.00            N/R         1,108,100
                     District, Missouri, Project Revenue Bonds, Series 2007B,
                     6.000%, 7/01/37 (Alternative Minimum Tax)

          1,000   Hanley Road Corridor Transportation Development District,       10/19 at 100.00             A-         1,027,970
                     Brentwood and Maplewood, Missouri, Transportation Sales
                     Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36

          5,935   Missouri Environmental Improvement and Energy Resources         12/16 at 100.00            AA+         5,416,875
                     Authority, Water Facility Revenue Bonds, Missouri-American
                     Water Company, Series 2006, 4.600%, 12/01/36 - AMBAC
                     Insured (Alternative Minimum Tax) (UB)

          1,300   Saint Louis Industrial Development Authority, Missouri,         12/10 at 102.00             Ca           417,144
                     Saint Louis Convention Center Headquarters Hotel Project,
                     Series 2000A, 7.250%, 12/15/35 (Alternative Minimum Tax)
                     (5)

            795   Saint Louis, Missouri, Tax Increment Financing Revenue          12/10 at 100.00            N/R           595,240
                     Bonds, Grace Lofts Redevelopment Projects, Series 2007A,
                     6.000%, 3/27/26
-----------------------------------------------------------------------------------------------------------------------------------
         11,030   Total Missouri                                                                                         8,565,329
-----------------------------------------------------------------------------------------------------------------------------------
                  MONTANA - 2.1% (1.6% OF TOTAL INVESTMENTS)

          5,200   Montana Board of Investments, Exempt Facility Revenue Bonds,     7/10 at 101.00              B         4,776,096
                     Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                     (Alternative Minimum Tax)

          1,985   Montana Board of Investments, Resource Recovery Revenue            No Opt. Call            N/R         1,746,443
                     Bonds, Yellowstone Energy LP, Series 1993, 7.000%,
                     12/31/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          7,185   Total Montana                                                                                          6,522,539
-----------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 3.3% (2.5% OF TOTAL INVESTMENTS)

          6,485   Omaha Public Power District, Nebraska, Separate Electric         2/17 at 100.00            AA+        10,111,671
                     System Revenue Bonds, Nebraska City 2, Series 2006A,
                     19.751%, 2/01/49 - AMBAC Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 0.5% (0.4% OF TOTAL INVESTMENTS)

          1,425   Clark County, Nevada, Local Improvement Bonds, Mountain's        8/16 at 100.00            N/R         1,354,591
                     Edge Special Improvement District 142, Series 2003,
                     6.375%, 8/01/23

          4,500   Director of Nevada State Department of Business and              1/12 at 100.00            N/R           135,000
                     Industry, Revenue Bonds, Las Vegas Monorail Project,
                     Second Tier, Series 2000, 7.375%, 1/01/40 (5)
-----------------------------------------------------------------------------------------------------------------------------------
          5,925   Total Nevada                                                                                           1,489,591
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 2.6% (1.9% OF TOTAL INVESTMENTS)

          1,500   New Jersey Economic Development Authority, Cigarette Tax         6/14 at 100.00            BBB         1,479,360
                     Revenue Bonds, Series 2004, 5.750%, 6/15/29

          1,660   New Jersey Economic Development Authority, Special               9/10 at 100.50              B         1,567,438
                     Facilities Revenue Bonds, Continental Airlines Inc.,
                     Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)

            500   New Jersey Economic Development Authority, Special              11/10 at 101.00              B           500,385
                     Facilities Revenue Bonds, Continental Airlines Inc.,
                     Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)

            600   New Jersey Educational Facilities Authority, Revenue             6/19 at 100.00           Baa1           689,040
                     Refunding Bonds, University of Medicine and Dentistry of
                     New Jersey, Series 2009B, 7.500%, 12/01/32

          1,000   New Jersey Higher Education Assistance Authority, Student        6/18 at 100.00            AAA         1,069,220
                     Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 - AGC
                     Insured (Alternative Minimum Tax)

          3,500   New Jersey Transportation Trust Fund Authority,                    No Opt. Call            AA+         1,450,680
                     Transportation System Bonds, Series 2006C, 0.000%,
                     12/15/27 - NPFG Insured

            700   New Jersey Turnpike Authority, Revenue Bonds, Series 2009E,      1/19 at 100.00             A+           734,734
                     5.250%, 1/01/40

            500   Tobacco Settlement Financing Corporation, New Jersey,            6/17 at 100.00            BBB           347,515
                     Tobacco Settlement Asset-Backed Bonds, Series 2007-1A,
                     5.000%, 6/01/41
-----------------------------------------------------------------------------------------------------------------------------------
          9,960   Total New Jersey                                                                                       7,838,372
-----------------------------------------------------------------------------------------------------------------------------------

64 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 1.5% (1.1% OF TOTAL INVESTMENTS)

$         1,000   Brooklyn Areba Local Development Corporation, New York,            No Opt. Call           BBB-   $     1,028,660
                     Payment in Lieu of Taxes Revenue Bonds, Barclays Center
                     Project, Series 2009, 6.375%, 7/15/43

          1,000   Metropolitan Transportation Authority, New York, Dedicated      11/19 at 100.00             AA         1,050,300
                     Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34

          1,700   New York City Industrial Development Agency, New York,           8/10 at 100.00           CCC+         1,475,753
                     Special Facilities Revenue Bonds, American Airlines Inc.,
                     Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)

          1,000   Seneca Nation of Indians Capital Improvements Authority, New       No Opt. Call             BB           944,770
                     York, Special Obligation Bonds, Series 2007A, 5.250%,
                     12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
          4,700   Total New York                                                                                         4,499,483
-----------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 2.6% (2.0% OF TOTAL INVESTMENTS)

          1,260   Charlotte-Mecklenberg Hospital Authority, North Carolina,        1/18 at 100.00            AA-         1,286,183
                     Carolinas HealthCare System Revenue Bonds, Series 2008,
                     Trust 1149, 13.326%, 1/15/47 (IF)

          5,500   North Carolina Capital Facilities Finance Agency, Solid          7/12 at 106.00            N/R         4,959,790
                     Waste Facilities Revenue Bonds, Liberty Tire Services of
                     North Carolina LLC, Series 2004A, 6.750%, 7/01/29

            960   North Carolina Capital Facilities Financing Agency, Revenue     10/16 at 100.00            AA+         1,660,819
                     Bonds, Duke University, Series 2008, Tender Option Bonds
                     Trust 3248, 26.619%, 10/01/44 (IF)
-----------------------------------------------------------------------------------------------------------------------------------
          7,720   Total North Carolina                                                                                   7,906,792
-----------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 4.3% (3.3% OF TOTAL INVESTMENTS)

                  Buckeye Tobacco Settlement Financing Authority, Ohio,
                  Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien,
                  Series 2007A-2:
            320      5.125%, 6/01/24                                               6/17 at 100.00            BBB           295,616
            375      5.750%, 6/01/34                                               6/17 at 100.00            BBB           295,054
         10,855      5.875%, 6/01/47                                               6/17 at 100.00            BBB         8,147,980

          2,990   Cleveland-Cuyahoga County Port Authority, Ohio, Development      5/14 at 102.00            N/R         2,203,152
                     Revenue Bonds, Bond Fund Program - Garfield Heights
                     Project, Series 2004D, 5.250%, 5/15/23

          1,000   Ohio, Environmental Facilities Revenue Bonds, Ford Motor         4/15 at 100.00             B3           900,050
                     Company, Series 2005, 5.750%, 4/01/35 (Alternative
                     Minimum Tax)

          4,000   Western Reserve Port Authority, Ohio, Solid Waste Facility       7/17 at 102.00            N/R         1,408,360
                     Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%,
                     7/01/27 (Alternative Minimum Tax) (8)
-----------------------------------------------------------------------------------------------------------------------------------
         19,540   Total Ohio                                                                                            13,250,212
-----------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 1.1% (0.8% OF TOTAL INVESTMENTS)

            955   Okeene Municipal Hospital and Schallmo Authority, Oklahoma,      1/16 at 101.00            N/R           843,446
                     Revenue Bonds, Series 2006, 7.000%, 1/01/35

          2,500   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding         No Opt. Call           Caa2         2,532,300
                     Bonds, American Airlines Inc., Series 2004A, 7.750%,
                     6/01/35 (Mandatory put 12/01/14)
-----------------------------------------------------------------------------------------------------------------------------------
          3,455   Total Oklahoma                                                                                         3,375,746
-----------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 3.0% (2.2% OF TOTAL INVESTMENTS)

            800   Allegheny Country Industrial Development Authority,             11/19 at 100.00             BB           843,504
                     Allegheny County, Pennsylvania, Environmental Improvement
                     Revenue Bonds, United States Steel Corporation Project,
                     Refunding Series 2009, 6.875%, 5/01/30

            420   Allentown Area Hospital Authority, Pennsylvania, Revenue           No Opt. Call            BB-           403,116
                     Bonds, Sacred Heart Hospital, Series 2005, 6.000%,
                     11/15/16

            985   Berks County Industrial Development Authority, Pennsylvania,    11/17 at 101.00            N/R           817,028
                     First Mortgage Revenue Bonds, One Douglassville
                     Properties Project, Series 2007A, 6.125%, 11/01/34
                     (Alternative Minimum Tax)

          2,000   Chester County Health and Education Facilities Authority,       10/15 at 102.00            N/R         1,790,300
                     Pennsylvania, Revenue Bonds, Immaculata University,
                     Series 2005, 5.750%, 10/15/37

            400   Chester County Industrial Development Authority,                12/17 at 100.00            BB+           368,900
                     Pennsylvania, Avon Grove Charter School Revenue Bonds,
                     Series 2007A, 6.375%, 12/15/37

            750   New Morgan Industrial Development Authority, Pennsylvania,      10/10 at 100.00            BBB           749,895
                     Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                     Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative
                     Minimum Tax)

          4,000   Pennsylvania Economic Development Financing Authority,           6/12 at 102.00           BBB+         4,079,760
                     Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                     Series 2002, 5.800%, 6/01/23 - ACA Insured (Alternative
                     Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          9,355   Total Pennsylvania                                                                                     9,052,503
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 65

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 1.5% (1.1% OF TOTAL INVESTMENTS)

$         3,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax           8/26 at 100.00             A+   $     2,410,350
                     Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                     8/01/32

          2,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax           2/20 at 100.00             A+         2,088,840
                     Revenue Bonds, First Subordinate Series 2010A, 5.500%,
                     8/01/42
-----------------------------------------------------------------------------------------------------------------------------------
          5,000   Total Puerto Rico                                                                                      4,499,190
-----------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 1.9% (1.4% OF TOTAL INVESTMENTS)

          1,000   Rhode Island Student Loan Authority, Student Loan Program       12/17 at 100.00              A         1,051,630
                     Revenue Bonds, Series 2008A, 6.750%, 12/01/28
                     (Alternative Minimum Tax)

          4,835   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00            BBB         4,641,213
                     Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                     6.250%, 6/01/42
-----------------------------------------------------------------------------------------------------------------------------------
          5,835   Total Rhode Island                                                                                     5,692,843
-----------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 1.5% (1.2% OF TOTAL INVESTMENTS)

          4,000   Lancaster County, South Carolina, Assessment Bonds,             11/17 at 100.00            N/R         3,513,440
                     Edgewater II Improvement District, Series 2007A, 7.750%,
                     11/01/39

          1,185   Richland County, South Carolina, Environmental Improvement       4/13 at 101.00            BBB         1,201,791
                     Revenue Refunding Bonds, International Paper Company,
                     Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          5,185   Total South Carolina                                                                                   4,715,231
-----------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 3.8% (2.9% OF TOTAL INVESTMENTS)

          1,000   Sullivan County Health Educational and Housing Facilities        3/13 at 100.00            N/R           927,450
                     Board, Tennessee, Revenue Bonds, Wellmont Health System,
                     Refunding Series 200A, 5.440%, 9/01/32

          2,000   Sullivan County Health Educational and Housing Facilities        9/16 at 100.00           BBB+         1,933,860
                     Board, Tennessee, Revenue Bonds, Wellmont Health System,
                     Series 2006C, 5.250%, 9/01/26

                  Sumner County Health, Educational, and Housing Facilities
                  Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                  Health System Inc., Series 2007:
          2,000      5.500%, 11/01/37 (8)                                         11/17 at 100.00            N/R         1,298,800
            500      5.500%, 11/01/46 (8)                                         11/17 at 100.00            N/R           324,700

          1,000   The Tennessee Energy Acquisition Corporation, Gas Revenue          No Opt. Call            BB+           982,070
                     Bonds, Series 2006A, 5.250%, 9/01/23

          5,601   The Tennessee Energy Acquisition Corporation, Gas Revenue          No Opt. Call            N/R         5,333,328
                     Bonds, Series 2006B, 5.625%, 9/01/26

            980   Wilson County Health and Educational Facilities Board,           7/17 at 100.00            N/R           841,281
                     Tennessee, Senior Living Revenue Bonds, Rutland Place,
                     Series 2007A, 6.300%, 7/01/37
-----------------------------------------------------------------------------------------------------------------------------------
         13,081   Total Tennessee                                                                                       11,641,489
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 10.8% (8.1% OF TOTAL INVESTMENTS)

          1,000   Alliance Airport Authority, Texas, Special Facilities           12/12 at 100.00           CCC+           698,880
                     Revenue Bonds, American Airlines Inc., Series 2007,
                     5.250%, 12/01/29 (Alternative Minimum Tax)

          2,000   Austin Convention Enterprises Inc., Texas, Convention Center     1/17 at 100.00             BB         1,710,660
                     Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%,
                     1/01/34

          1,845   Austin Convention Enterprises Inc., Texas, Convention Center     1/11 at 100.00            N/R         1,845,830
                     Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%,
                     1/01/26

             10   Brazos River Authority, Texas, Pollution Control Revenue           No Opt. Call            CCC             9,729
                     Refunding Bonds, TXU Electric Company, Series 2001C,
                     5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                     Minimum Tax)

            700   Brazos River Authority, Texas, Pollution Control Revenue         7/18 at 100.00            CCC           436,065
                     Refunding Bonds, TXU Electric Company, Series 2001D,
                     8.250%, 5/01/33 (Alternative Minimum Tax)

          1,000   Clifton Higher Education Finance Corporation, Texas,            12/20 at 100.00           BBB-           997,590
                     Education Revenue Bonds, Uplift Education Charter School,
                     Series 2010A, 6.000%, 12/01/30

          2,000   Clifton Higher Education Finance Corporation, Texas,               No Opt. Call           BBB-         2,344,300
                     Education Revenue Bonds, Tejano Center for Community
                     Concerns, Inc.-Raul Yzaguirre School for Success,
                     Refunding Series 2009A, 9.000%, 2/15/38

          1,750   Dallas-Ft. Worth International Airport Facility Improvement     11/12 at 100.00           CCC+         1,277,028
                     Corporation, Texas, Revenue Bonds, American Airlines
                     Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum
                     Tax)

                  Decatur Hospital Authority, Texas, Revenue Bonds, Wise
                  Regional Health System, Series 2004A:
          1,840      7.000%, 9/01/25                                               9/14 at 100.00            N/R         1,845,189
          6,600      7.125%, 9/01/34                                               9/14 at 100.00            N/R         6,622,902

66 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXAS (continued)

$           585   Gulf Coast Industrial Development Authority, Texas, Solid        4/12 at 100.00            Ba1   $       598,350
                     Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
                     Project, Series 1998, 8.000%, 4/01/28 (Alternative
                     Minimum Tax)

          1,000   Heart of Texas Education Finance Corporation, Texas, Gateway     8/16 at 100.00            N/R           851,850
                     Charter Academy, Series 2006A, 6.000%, 2/15/36

          2,020   Houston, Texas, Airport System Special Facilities Revenue        7/11 at 100.00             B3         1,737,240
                     Bonds, Continental Air Lines Inc., Series 1998B, 5.700%,
                     7/15/29 (Alternative Minimum Tax)

                  Houston, Texas, Airport System Special Facilities Revenue
                  Bonds, Continental Air Lines Inc., Series 2001E:
            600      7.375%, 7/01/22 (Alternative Minimum Tax)                     7/11 at 101.00             B3           609,696
            975      6.750%, 7/01/29 (Alternative Minimum Tax)                     7/11 at 101.00             B3           980,909

          1,000   La Vernia Education Financing Corporation, Texas, Charter        8/11 at 100.00            N/R           786,860
                     School Revenue Bonds, Riverwalk Education Foundation,
                     Series 2007A, 5.450%, 8/15/36

          1,035   North Texas Tollway Authority, System Revenue Bonds, First       1/19 at 100.00             A2         1,146,521
                     Tier Series 2009A, 6.250%, 1/01/39

                  Richardson Hospital Authority, Texas, Revenue Bonds,
                  Richardson Regional Medical Center, Series 2004:
          2,000      5.875%, 12/01/24                                             12/13 at 100.00           Baa2         1,951,160
          1,000      6.000%, 12/01/34                                             12/13 at 100.00           Baa2           954,280

          1,000   Sabine River Authority, Texas, Pollution Control Revenue         8/13 at 101.00            CCC           603,920
                     Refunding Bonds, TXU Energy Company LLC Project, Series
                     2003B, 6.150%, 8/01/22

          2,960   Tarrant County Cultural & Educational Facilities Finance         2/17 at 100.00            AA-         3,014,316
                     Corporation, Texas, Revenue Bonds, Texas Health Resources
                     Project, Trust 1031, 12.134%, 2/15/36 (IF)

            810   Texas Private Activity Bond Surface Transportation              12/19 at 100.00           Baa2           849,820
                     Corporation, Senior Lien Revenue Bonds, NTE Mobility
                     Partners LLC North Tarrant Express Managed Lanes Project,
                     Series 2009, 6.875%, 12/31/39

          1,000   Texas Public Finance Authority, Charter School Finance           2/15 at 100.00            N/R           815,820
                     Corporation Revenue Bonds, Cosmos Foundation Inc., Series
                     2007A, 5.375%, 2/15/37

            340   Trinity River Authority of Texas, Pollution Control Revenue      5/13 at 101.00            CCC           181,387
                     Refunding Bonds, TXU Electric Company, Series 2003,
                     6.250%, 5/01/28 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         35,070   Total Texas                                                                                           32,870,302
-----------------------------------------------------------------------------------------------------------------------------------
                  VIRGIN ISLANDS - 2.5% (1.9% OF TOTAL INVESTMENTS)

            420   Virgin Islands Public Finance Authority, Matching Fund          10/19 at 100.00            BBB           457,783
                     Revenue Loan Note - Diageo Project, Series 2009A, 6.750%,
                     10/01/37

          5,000   Virgin Islands Public Finance Authority, Revenue Bonds,          1/14 at 100.00           Baa3         5,045,950
                     Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                     7/01/22 (Alternative Minimum Tax)

          2,000   Virgin Islands Public Finance Authority, Senior Secured Lien     7/14 at 100.00           Baa3         2,012,640
                     Revenue Bonds, Refinery Project - Hovensa LLC, Series
                     2004, 5.875%, 7/01/22
-----------------------------------------------------------------------------------------------------------------------------------
          7,420   Total Virgin Islands                                                                                   7,516,373
-----------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 1.3% (1.0% OF TOTAL INVESTMENTS)

          1,000   Giles County Industrial Development Authority, Virginia,         5/10 at 100.00             B+           970,910
                     Exempt Facility Revenue Bonds, Hoechst Celanese Project,
                     Series 1996, 6.450%, 5/01/26

          1,940   Isle of Wight County Industrial Development Authority,           3/17 at 100.00            BBB         1,640,115
                     Virginia, Environmental Improvement Revenue Bonds,
                     International Paper Company Project, Series 2007A,
                     4.700%, 3/01/31 (Alternative Minimum Tax)

          9,400   Metropolitan Washington Airports Authority, Virginia, Dulles       No Opt. Call           BBB+         1,440,550
                     Toll Road Revenue Bonds, Capital Appreciation Series
                     2009B-2, 0.000%, 10/01/38 - AGC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         12,340   Total Virginia                                                                                         4,051,575
-----------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 3.2% (2.4% OF TOTAL INVESTMENTS)

                  Vancouver Downtown Redevelopment Authority, Washington,
                  Revenue Bonds, Conference Center Project, Series 2003A:
          1,780      6.000%, 1/01/28 - ACA Insured                                 1/14 at 100.00            N/R         1,539,914
          2,500      5.250%, 1/01/34 - ACA Insured                                 1/14 at 100.00            N/R         1,874,350
          4,745      6.000%, 1/01/34 - ACA Insured                                 1/14 at 100.00            N/R         4,014,887

          1,000   Washington State Economic Development Finance Authority,        12/17 at 100.00            N/R           716,700
                     Revenue Bonds, Coeur D'Alene Fiber Project, Series 2007G,
                     7.000%, 12/01/27 (Alternative Minimum Tax)

                                                           Nuveen Investments 67

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON (continued)

$         2,000   Washington State Health Care Facilities Authority, Revenue         No Opt. Call            N/R   $     1,652,120
                     Bonds, Northwest Hospital and Medical Center of Seattle,
                     Series 2007, 5.700%, 12/01/32
-----------------------------------------------------------------------------------------------------------------------------------
         12,025   Total Washington                                                                                       9,797,971
-----------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 0.6% (0.5% OF TOTAL INVESTMENTS)

            500   Ohio County Commission, West Virginia, Special District          3/16 at 100.00            BBB           419,375
                     Excise Tax Revenue Bonds, Fort Henry Economic
                     Development, Series 2006B, 5.625%, 3/01/36

            500   Ohio County Commission, West Virginia, Tax Increment Revenue       No Opt. Call            N/R           452,815
                     Bonds, Fort Henry Centre Financing District, Series
                     2007A, 5.850%, 6/01/34

          1,000   West Virginia Hospital Finance Authority , Hospital Revenue      9/14 at 100.00             A2         1,014,529
                     Bonds, Charleston Area Medical Center, Series 2009A,
                     5.500%, 9/01/28
-----------------------------------------------------------------------------------------------------------------------------------
          2,000   Total West Virginia                                                                                    1,886,719
-----------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 6.3% (4.7% OF TOTAL INVESTMENTS)

            550   Lac Courte Oreilles Band of Lake Superior Chippewa Indians,     12/14 at 101.00        N/R (4)           702,828
                     Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16
                     (Pre-refunded 12/01/14)

          2,300   Wisconsin Health and Educational Facilities Authority,           7/10 at 100.00             A3         2,268,236
                     Revenue Bonds, Aurora Health Care Inc., Series 1999A,
                     5.600%, 2/15/29 - ACA Insured

          2,500   Wisconsin Health and Educational Facilities Authority,           8/10 at 100.00              A         2,500,099
                     Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%,
                     2/15/27 - NPFG Insured

          1,000   Wisconsin Health and Educational Facilities Authority,           4/14 at 100.00            N/R           974,529
                     Revenue Bonds, Southwest Health Center Inc., Series
                     2004A, 6.250%, 4/01/34

          1,000   Wisconsin Health and Educational Facilities Authority,          12/19 at 100.00             A1         1,025,469
                     Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%,
                     12/15/38

                  Wisconsin Health and Educational Facilities Authority,
                  Revenue Bonds, Wheaton Franciscan Healthcare System, Series
                  2006:
          7,995      5.250%, 8/15/26                                               8/16 at 100.00           BBB+         7,573,503
          4,500      5.250%, 8/15/34                                               8/16 at 100.00           BBB+         4,108,364
-----------------------------------------------------------------------------------------------------------------------------------
         19,845   Total Wisconsin                                                                                       19,153,028
-----------------------------------------------------------------------------------------------------------------------------------
$       455,808   Total Investments (cost $410,962,722) - 132.7%                                                       404,187,171
===============--------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (3.4)%                                                                   (10,300,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.9%                                                                   5,694,058
                  -----------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value -                                                (95,000,000)
                     (31.2)% (6)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                    $   304,581,229
                  =================================================================================================================

68 Nuveen Investments

Investments in Derivatives

FORWARD SWAPS OUTSTANDING AT APRIL 30, 2010:

                                      FUND
                               PAY/RECEIVE                                   FIXED RATE                               UNREALIZED
                      NOTIONAL    FLOATING      FLOATING RATE  FIXED RATE       PAYMENT  EFFECTIVE  TERMINATION     APPRECIATION
COUNTERPARTY            AMOUNT        RATE              INDEX (ANNUALIZED)    FREQUENCY   DATE (7)         DATE    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Barclays Bank PLC  $ 2,500,000     Receive  3-Month USD-LIBOR      4.720% Semi-Annually   5/25/11       5/25/40    $     (79,000)
Barclays Bank PLC   15,000,000     Receive  3-Month USD-LIBOR      4.675  Semi-Annually   7/23/10       7/23/39         (850,500)
JPMorgan             4,000,000     Receive  3-Month USD-LIBOR      4.783  Semi-Annually   5/05/11       5/05/40    $    (174,400)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $  (1,103,900)
=================================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 23.5%.

(7) Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

(8) For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

USD-LIBOR United States Dollar - London Inter-Bank Offered Rate

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 69

NMD | Nuveen Municipal High Income Opportunity Fund 2
    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 1.6% (1.4% OF TOTAL INVESTMENTS)

$         2,290   Birmingham Special Care Facilities Financing Authority,         11/15 at 100.00           Baa2   $     2,241,017
                     Alabama, Revenue Bonds, Baptist Health System Inc.,
                     Series 2005A, 5.250%, 11/15/20

          1,000   Phenix City Industrial Development Board, Alabama,               5/12 at 100.00            BBB           925,780
                     Environmental Improvement Revenue Bonds, MeadWestvaco
                     Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                     Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          3,290   Total Alabama                                                                                          3,166,797
-----------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 4.7% (4.1% OF TOTAL INVESTMENTS)

          1,000   Estrella Mountain Ranch Community Facilities District,           7/17 at 100.00            N/R           930,540
                     Goodyear, Arizona, General Obligation Bonds, Series 2007,
                     6.200%, 7/15/32

            500   Pima County Industrial Development Authority, Arizona,             No Opt. Call            N/R           530,940
                     Education Revenue Bonds Legacy Traditional School
                     Project, Series 2009, 8.500%, 7/01/39

          2,575   Quechan Indian Tribe of the Fort Yuma Reservation, Arizona,     12/17 at 102.00            N/R         2,112,092
                     Government Project Bonds, Series 2007, 7.000%, 12/01/27

          5,325   Salt Verde Financial Corporation, Arizona, Senior Gas              No Opt. Call              A         4,748,622
                     Revenue Bonds, Citigroup Energy Inc Prepay Contract
                     Obligations, Series 2007, 5.000%, 12/01/37

          1,000   Yuma County Industrial Development Authority, Arizona,          12/17 at 100.00            N/R           790,270
                     Exempt Revenue Bonds, Far West Water & Sewer Inc.
                     Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative
                     Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         10,400   Total Arizona                                                                                          9,112,464
-----------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 0.1% (0.0% OF TOTAL INVESTMENTS)

            125   Little River County, Arkansas, Revenue Refunding Bonds,         10/10 at 100.00            Ba3           116,240
                     Georgia-Pacific Corporation, Series 1998, 5.600%,
                     10/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 14.1% (12.2% OF TOTAL INVESTMENTS)

          1,470   Bay Area Toll Authority, California, Revenue Bonds, San          4/18 at 100.00             AA         1,644,107
                     Francisco Bay Area Toll Bridge, Tender Option Bond Trust
                     2985, 17.167%, 4/01/34 (IF)

          2,000   California Educational Facilities Authority, Revenue Bonds,     12/16 at 100.00           Baa3         1,726,320
                     Dominican University, Series 2006, 5.000%, 12/01/36

          1,020   California Housing Finance Agency, California, Home Mortgage     8/17 at 100.00              A           939,767
                     Revenue Bonds, Series 2008B, 5.000%, 2/01/28 (Alternative
                     Minimum Tax)

          1,000   California Municipal Finance Authority, Revenue Bonds,          11/19 at 100.00           Baa1         1,063,600
                     Harbor Regional Center Project, Series 2009, 8.500%,
                     11/01/39

            795   California State Public Works Board, Lease Revenue Bonds,        3/20 at 100.00             A2           817,785
                     Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30

            520   California Statewide Communities Development Authority,         10/19 at 100.00           BBB-           519,969
                     Revenue Bonds, American Baptist Homes of the West, Series
                     2010, 6.250%, 10/01/39

          1,825   California Statewide Community Development Authority,            7/15 at 100.00            BBB         1,620,162
                     Revenue Bonds, Daughters of Charity Health System, Series
                     2005A, 5.250%, 7/01/35

          2,000   California Statewide Community Development Authority,            7/18 at 100.00            AA-         2,039,360
                     Revenue Bonds, St. Joseph Health System, Series 2007C,
                     5.750%, 7/01/47 - FGIC Insured

          1,350   California Statewide Community Development Authority,           11/16 at 100.00            Aa3         1,130,531
                     Revenue Bonds, Sutter Health, Tender Option Bond Trust
                     3048, 13.292%, 11/15/46 (IF)

          1,300   California, General Obligation Bonds, Tender Option Bond         3/20 at 100.00            AAA         1,569,880
                     Trust 3162, 19.363%, 3/01/40 - AGM Insured (IF)

                  Daly City Housing Development Finance Agency, California,
                  Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                  Park Refunding, Series 2007A:
          2,000      5.000%, 12/15/37                                             12/17 at 100.00             A-         1,679,800
          1,975      6.500%, 12/15/47                                             12/17 at 100.00            N/R         1,712,661

          1,370   Elk Grove Community Facilities District 2005-1, California,      9/15 at 102.00            N/R           920,914
                     Special Tax Bonds, Series 2007, 5.250%, 9/01/37

70 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)

                  Golden State Tobacco Securitization Corporation, California,
                  Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
$         2,500      5.125%, 6/01/47                                               6/17 at 100.00            BBB   $     1,745,975
          4,000      5.750%, 6/01/47                                               6/17 at 100.00            BBB         3,083,320

          1,000   Lathrop Financing Authority, California, Revenue Bonds,          6/13 at 100.00            N/R           974,650
                     Water Supply Project Series 2003, 6.000%, 6/01/35

            700   Los Angeles Department of Airports, California, Revenue          5/20 at 100.00             AA           762,076
                     Bonds, Los Angeles International Airport, Tender Option
                     Bond Trust 10-27B, 17.747%, 5/15/40 (IF)

            500   Los Angeles Regional Airports Improvement Corporation,          12/12 at 102.00             B-           504,040
                     California, Sublease Revenue Bonds, Los Angeles
                     International Airport, American Airlines Inc. Terminal 4
                     Project, Series 2002C, 7.500%, 12/01/24 (Alternative
                     Minimum Tax)

          2,500   San Bernardino Community College District, California,           8/16 at 100.00            AAA         2,752,750
                     General Obligation Bonds, Tender Option Bond Trust
                     11780-1, 17.562%, 8/01/31 - AGM Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
         29,825   Total California                                                                                      27,207,667
-----------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 7.2% (6.2% OF TOTAL INVESTMENTS)

          1,500   Arista Metropolitan District, Colorado, Special Revenue         12/15 at 100.00            N/R         1,374,135
                     Bonds, Series 2008, 9.250%, 12/01/37

          1,520   Colorado Educational and Cultural Facilities Authority,          5/17 at 100.00            BB+         1,261,114
                     Charter School Revenue Bonds, Windsor Academy, Series
                     2007A, 5.700%, 5/01/37

          2,000   Colorado Educational and Cultural Facilities Authority,          6/18 at 102.00            N/R         1,826,780
                     Revenue Bonds, Pikes Peak School of Expeditionary
                     Learning Charter School, Series 2008, 6.625%, 6/01/38

          1,480   Colorado Health Facilities Authority, Colorado, Revenue          9/16 at 100.00             AA         1,486,275
                     Bonds, Catholic Health Initiatives, Series 2006A, 5.000%,
                     9/01/41

          5,045   Colorado Housing and Finance Authority, Revenue Bonds,           4/17 at 100.00            N/R         3,248,072
                     Confluence Energy LLC Project, Series 2007, 6.750%,
                     4/01/27 (Alternative Minimum Tax)

          1,000   Confluence Metropolitan District, Colorado, General             12/17 at 100.00            N/R           740,060
                     Obligation Limited Tax Bonds, Series 2007, 5.400%,
                     12/01/27

          1,070   Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe     3/20 at 100.00            N/R         1,077,223
                     County, Colorado, Tax Increment Public Improvement Fee
                     Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40

          1,000   Plaza Metropolitan District 1, Lakewood, Colorado, Tax           6/14 at 101.00            N/R         1,003,600
                     Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25

          1,700   Public Authority for Colorado Energy, Natural Gas Purchase         No Opt. Call              A         1,870,068
                     Revenue Bonds, Colorado Springs Utilities, Series 2008,
                     6.500%, 11/15/38
-----------------------------------------------------------------------------------------------------------------------------------
         16,315   Total Colorado                                                                                        13,887,327
-----------------------------------------------------------------------------------------------------------------------------------
                  CONNECTICUT - 0.5% (0.5% OF TOTAL INVESTMENTS)

          1,000   Harbor Point Infrastructure Improvement District,                4/20 at 100.00            N/R         1,051,740
                     Connecticut, Special Obligation Revenue Bonds, Harbor
                     Point Project, Series 2010A, 7.875%, 4/01/39
-----------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 13.9% (12.0% OF TOTAL INVESTMENTS)

            615   Amelia Walk Community Development District, Florida, Special     5/16 at 100.00            N/R           307,967
                     Assessment Bonds, Series 2006A, 5.500%, 5/01/37

            985   Ave Maria Stewardship Community Development District,            5/16 at 100.00            N/R           745,044
                     Florida, Capital Improvement Revenue Bonds, Series 2006A,
                     5.125%, 5/01/38

          1,000   Beeline Community Development District, Palm Beach County,       5/18 at 100.00            N/R         1,007,900
                     Florida, Special Assessment Bonds, Series 2008A, 7.000%,
                     5/01/37

            990   Colonial Country Club Community Development District,            5/13 at 101.00             A+         1,020,195
                     Florida, Capital Improvement Revenue Bonds, Series 2003,
                     6.400%, 5/01/33

          2,000   Escambia County, Florida, Environmental Improvement Revenue      8/11 at 100.00            BBB         1,803,620
                     Bonds, International Paper Company Projects, Series
                     2006B, 5.000%, 8/01/26 (Alternative Minimum Tax)

          1,295   Fishhawk Community Development District II, Florida, Special     5/14 at 100.00            N/R         1,248,548
                     Assessment Revenue Bonds, Series 2004A, 6.125%, 5/01/34

          1,995   Habitat Community Development District, Florida, Capital           No Opt. Call            N/R         1,753,505
                     Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35

          1,000   Martin County Industrial Development Authority, Florida,         6/10 at 100.00            BB+           999,860
                     Industrial Development Revenue Bonds, Indiantown
                     Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                     (Alternative Minimum Tax)

                                                           Nuveen Investments 71

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA (continued)

$         2,865   Old Palm Community Development District, Florida, Special        5/15 at 101.00            N/R   $     2,513,636
                     Assessment Bonds, Palm Beach Gardens, Series 2004A,
                     5.900%, 5/01/35

          1,485   Palm Glades Community Development District, Florida, Special     5/18 at 100.00            N/R         1,118,294
                     Assessment Bond, Series 2008A, 7.125%, 5/01/39

          1,160   Pine Island Community Development District, Florida, Special     5/12 at 101.00            N/R           776,632
                     Assessment Bonds, Bella Collina, Series 2004, 5.750%,
                     5/01/35

            995   Poinciana West Community Development District, Florida,          5/17 at 100.00            N/R           865,869
                     Special Assessment Bonds, Series 2007, 6.000%, 5/01/37

            970   Reunion West Community Development District, Florida,            5/12 at 101.00            N/R           402,502
                     Special Assessment Bonds, Series 2004, 6.250%, 5/01/36

          3,255   South Miami Health Facilities Authority, Florida, Revenue        8/17 at 100.00            AA-         3,170,761
                     Bonds, Baptist Health Systems of South Florida, Trust
                     1030, 15.468%, 8/15/37 (IF)

          1,345   Stoneybrook Venice Community Development District, Florida,      5/18 at 100.00            N/R         1,347,461
                     Capital Improvement Revenue Bonds, Series 2007, 6.750%,
                     5/01/38

          2,900   Tolomato Community Development District, Florida, Special        5/14 at 101.00            N/R         2,146,377
                     Assessment Bonds, Series 2006, 5.400%, 5/01/37

          5,915   Tolomato Community Development District, Florida, Special          No Opt. Call            N/R         4,120,507
                     Assessment Bonds, Series 2007, 5.250%, 5/01/39

          2,000   Westchester Community Development District 1, Florida,           5/13 at 101.00            N/R         1,484,840
                     Special Assessment Bonds, Series 2003, 6.125%, 5/01/35
-----------------------------------------------------------------------------------------------------------------------------------
         32,770   Total Florida                                                                                         26,833,518
-----------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 2.6% (2.3% OF TOTAL INVESTMENTS)

          1,000   Atlanta, Georgia, Tax Allocation Bonds, Beltline Project         1/19 at 100.00            N/R         1,018,950
                     Series 2008A, Remarketed, 7.500%, 1/01/31

          1,250   Clayton County Development Authority, Georgia, Special           6/20 at 100.00           CCC+         1,338,938
                     Facilities Revenue Bonds, Delta Air Lines, Inc. Project,
                     Series 2009A, 8.750%, 6/01/29

          1,170   Clayton County Development Authority, Georgia, Special           6/15 at 100.00           CCC+         1,221,925
                     Facilities Revenue Bonds, Delta Air Lines, Inc. Project,
                     Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)

            855   Effingham County Development Authority, Georgia, Solid Waste     7/10 at 100.00            BB-           833,702
                     Disposal Revenue Bonds, Ft. James Project, Series 1998,
                     5.625%, 7/01/18 (Alternative Minimum Tax)

          1,000   Fulton County Residential Care Facilities Authority,             7/17 at 100.00            N/R           634,830
                     Georgia, Revenue Bonds, Elderly Care, Lenbrook Square
                     Project, Series 2006A, 5.125%, 7/01/42
-----------------------------------------------------------------------------------------------------------------------------------
          5,275   Total Georgia                                                                                          5,048,345
-----------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 10.3% (8.8% OF TOTAL INVESTMENTS)

          1,100   Hillside, Cook County, Illinois, Senior Lien Tax Increment       1/18 at 102.00            N/R           996,710
                     Revenue Bonds, Mannheim Redevelopment Project, Series
                     2008, 7.000%, 1/01/28

          5,620   Illinois Finance Authority, Charter School Revenue Bonds,          No Opt. Call            BBB         4,972,520
                     Chicago Charter School Foundation, Series 2007, 5.000%,
                     12/01/36

          1,900   Illinois Finance Authority, Revenue Bonds, Provena Health,       8/19 at 100.00           BBB+         2,152,776
                     Series 2009A, 7.750%, 8/15/34

          1,500   Illinois Finance Authority, Revenue Bonds, Roosevelt             4/17 at 100.00           Baa2         1,429,185
                     University, Series 2007, 5.500%, 4/01/37

          2,000   Illinois Finance Authority, Revenue Bonds, Silver Cross          8/19 at 100.00            BBB         2,128,880
                     Hospital and Medical Centers, Series 2009, 6.875%,
                     8/15/38

            500   Illinois Finance Authority, Revenue Bonds, Southern Illinois     3/20 at 100.00            AAA           514,675
                     Healthcare Enterprises, Inc., Series 2005 Remarketed,
                     5.250%, 3/01/30 - AGM Insured

            500   Illinois Health Facilities Authority, Revenue Refunding          1/13 at 100.00           Baa1           498,255
                     Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%,
                     1/01/22

          2,000   Lombard Public Facilities Corporation, Illinois, First Tier      1/16 at 100.00             B-         1,301,720
                     Conference Center and Hotel Revenue Bonds, Series 2005A-2,
                     5.500%, 1/01/36 - ACA Insured

                  Southwestern Illinois Development Authority, Illinois, Saint
                  Clair County Comprehensive Mental Health Center, Series 2007:
          1,295      6.200%, 6/01/17                                                 No Opt. Call            N/R         1,258,144
          3,020      6.625%, 6/01/37                                               6/17 at 103.00            N/R         2,788,185

72 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS (continued)

$         1,000   Southwestern Illinois Development Authority, Local               3/14 at 100.00            N/R   $       997,930
                     Government Program Revenue Bonds, Granite City Project,
                     Series 2009B, 7.750%, 3/01/22

            750   Springfield, Sangamon County, Illinois, Special Service          3/17 at 102.00            N/R           761,535
                     Area, Legacy Pointe, Special Assessment Bonds, Series
                     2009, 7.875%, 3/01/32
-----------------------------------------------------------------------------------------------------------------------------------
         21,185   Total Illinois                                                                                        19,800,515
-----------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 3.2% (2.8% OF TOTAL INVESTMENTS)

          3,000   Hospital Authority of Delaware County, Indiana, Hospital         8/16 at 100.00           Baa3         2,711,910
                     Revenue Bonds, Cardinal Health System, Series 2006,
                     5.125%, 8/01/29

          1,600   Indiana Bond Bank, Special Program Gas Revenue Bonds, JP           No Opt. Call            Aa3         1,914,224
                     Morgan Ventures Energy Corporation Guaranteed, Series
                     2007A, 14.931%, 10/15/20 (IF)

                  Vigo County, Indiana, Hospital Authority, Union Hospital,
                  Revenue Bonds, Series 2007:
            250      5.700%, 9/01/37                                               9/17 at 100.00            N/R           218,820
          1,625      5.800%, 9/01/47                                               9/17 at 100.00            N/R         1,393,974
-----------------------------------------------------------------------------------------------------------------------------------
          6,475   Total Indiana                                                                                          6,238,928
-----------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 0.3% (0.2% OF TOTAL INVESTMENTS)

            500   Iowa Student Loan Liquidity Corporation, Student Loan           12/19 at 100.00             A1           511,945
                     Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25
-----------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 0.5% (0.5% OF TOTAL INVESTMENTS)

                  Kentucky Economic Development Finance Authority, Hospital
                  Facilities Revenue Bonds, Owensboro Medical Health System,
                  Series 2010A:
            500      6.000%, 6/01/30                                               6/20 at 100.00           Baa2           510,590
            500      6.500%, 3/01/45                                                 No Opt. Call           Baa2           518,295
-----------------------------------------------------------------------------------------------------------------------------------
          1,000   Total Kentucky                                                                                         1,028,885
-----------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 3.9% (3.3% OF TOTAL INVESTMENTS)

          3,500   Louisiana Local Government Environmental Facilities &           11/17 at 100.00             BB         3,611,790
                     Community Development Authority, Revenue Bonds, Westlake
                     Chemical Corporation Project, Series 2007, 6.750%,
                     11/01/32

          4,000   Louisiana Local Government Environmental Facilities and         12/17 at 100.00            N/R         2,863,120
                     Community Development Authority, Revenue Bonds, Southgate
                     Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37

          1,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco     5/11 at 101.00            BBB           969,520
                     Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                     5/15/39
-----------------------------------------------------------------------------------------------------------------------------------
          8,500   Total Louisiana                                                                                        7,444,430
-----------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 0.4% (0.3% OF TOTAL INVESTMENTS)

          1,000   Maryland Economic Development Corporation, Revenue Bonds,       12/16 at 100.00            N/R           727,200
                     Chesapeake Bay Hyatt Conference Center, Series 2006A,
                     5.000%, 12/01/31
-----------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 0.0% (0.0% OF TOTAL INVESTMENTS)

             90   Boston Industrial Development Financing Authority,               9/12 at 102.00           Caa3            52,203
                     Massachusetts, Senior Revenue Bonds, Crosstown Center
                     Project, Series 2002, 6.500%, 9/01/35 (Alternative
                     Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 1.0% (0.8% OF TOTAL INVESTMENTS)

          1,750   Michigan Public Educational Facilities Authority, Charter       12/17 at 100.00            N/R         1,569,453
                     School Revenue Bonds, American Montessori Academy, Series
                     2007, 6.500%, 12/01/37

             20   Michigan State Hospital Finance Authority, Hospital Revenue      8/10 at 100.00            Ba3            17,125
                     Bonds, Detroit Medical Center Obligated Group, Series
                     1998A, 5.250%, 8/15/23

            325   Michigan State Hospital Finance Authority, Hospital Revenue      8/10 at 100.00            BB-           259,841
                     Refunding Bonds, Detroit Medical Center Obligated Group,
                     Series 1997A, 5.250%, 8/15/27 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
          2,095   Total Michigan                                                                                         1,846,419
-----------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 1.5% (1.3% OF TOTAL INVESTMENTS)

          3,000   St. Paul Housing and Redevelopment Authority, Minnesota,        11/15 at 100.00            BB+         2,800,050
                     Revenue Bonds, Healtheast Inc., Series 2005, 6.000%,
                     11/15/35
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 73

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  MISSISSIPPI - 1.0% (0.9% OF TOTAL INVESTMENTS)

$         1,000   Mississippi Business Finance Corporation, Gulf Opportunity       2/21 at 102.00            N/R   $     1,009,460
                     Zone Revenue Bonds, Roberts Hotel of Jackson, LLC
                     Project, Series 2010, 8.500%, 2/01/30

          1,000   Mississippi Business Finance Corporation, Pollution Control     10/10 at 100.00            BBB           999,890
                     Revenue Refunding Bonds, System Energy Resources Inc.
                     Project, Series 1998, 5.875%, 4/01/22
-----------------------------------------------------------------------------------------------------------------------------------
          2,000   Total Mississippi                                                                                      2,009,350
-----------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 2.4% (2.0% OF TOTAL INVESTMENTS)

          1,000   Hanley Road Corridor Transportation Development District,       10/19 at 100.00             A-         1,027,970
                     Brentwood and Maplewood, Missouri, Transportation Sales
                     Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36

          1,000   Missouri Development Finance Board. Infrastructure               4/14 at 100.00              A         1,039,980
                     Facilities Revenue Bonds, City of Independence, Missouri
                     - Events Center Project, Series 2009F, 6.250%, 4/01/38

             40   Saint Louis Industrial Development Authority, Missouri,         12/10 at 102.00             Ca            12,960
                     Saint Louis Convention Center Headquarters Hotel
                     Project, Series 2000A, 7.000%, 12/15/15 (Alternative
                     Minimum Tax) (4)

          1,000   Saint Louis, Missouri, Orpheum Theater Community                   No Opt. Call            N/R         1,006,510
                     Improvement District, Saint Louis, Missouri, Property
                     and Sales Tax Revenue Bonds, Series 2009, 9.000%,
                     3/01/29

          1,894   Saint Louis, Missouri, Tax Increment Financing Revenue           9/10 at 100.00            N/R         1,460,672
                     Bonds, Fashion Square Redevelopment Project, Series
                     2008A, 6.300%, 8/22/26
-----------------------------------------------------------------------------------------------------------------------------------
          4,934   Total Missouri                                                                                         4,548,092
-----------------------------------------------------------------------------------------------------------------------------------
                  MONTANA - 0.3% (0.3% OF TOTAL INVESTMENTS)

            710   Montana Board of Investments, Resource Recovery Revenue            No Opt. Call            N/R           624,672
                     Bonds, Yellowstone Energy LP, Series 1993, 7.000%,
                     12/31/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 2.6% (2.3% OF TOTAL INVESTMENTS)

          2,500   Clark County, Nevada, General Obligation Bank Bonds,             6/18 at 100.00            Aaa         2,740,100
                     Southern Nevada Water Authority Loan, Tender Option Bond
                     Trust Series 2010-11836, 17.415%, 6/01/33 (IF)

             55   Clark County, Nevada, Industrial Development Revenue Bonds,      7/10 at 100.00            BB+            51,385
                     Nevada Power Company, Series 1995A, 5.600%, 10/01/30
                     (Alternative Minimum Tax)

          1,200   Director of Nevada State Department of Business and              7/10 at 100.00           Caa2           385,428
                     Industry, Revenue Bonds, Las Vegas Monorail Project, First
                     Tier, Series 2000, 5.375%, 1/01/40 - AMBAC Insured (4)

                  Sparks Tourism Improvement District 1, Legends at Sparks
                  Marina, Nevada, Senior Sales Tax Revenue Bonds Series
                  2008A:
          1,000      6.500%, 6/15/20                                               6/18 at 100.00            Ba3           973,220
          1,000      6.750%, 6/15/28                                               6/18 at 100.00            Ba3           928,080
-----------------------------------------------------------------------------------------------------------------------------------
          5,755   Total Nevada                                                                                           5,078,213
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 4.2% (3.6% OF TOTAL INVESTMENTS)

            700   Bayonne Redevelopment Agency, New Jersey, Revenue Bonds,        11/16 at 100.00            BB-           595,637
                     Royal Caribbean Cruises Project, Series 2006A, 5.375%,
                     11/01/35 (Alternative Minimum Tax)

          1,000   Camden County Pollution Control Financing Authority, New         6/10 at 100.00            Ba2           977,680
                     Jersey, Solid Waste Disposal and Resource Recovery
                     System Revenue Bonds, Series 1991A, 7.500%, 12/01/10
                     (Alternative Minimum Tax)

                  New Jersey Economic Development Authority, Special
                  Facilities Revenue Bonds, Continental Airlines Inc., Series
                  1999:
          2,000      6.250%, 9/15/19 (Alternative Minimum Tax)                     9/11 at 100.00              B         1,929,820
             55      6.400%, 9/15/23 (Alternative Minimum Tax)                     9/10 at 100.50              B            53,059
            240      6.250%, 9/15/29 (Alternative Minimum Tax)                     9/10 at 100.50              B           226,618

             25   New Jersey Economic Development Authority, Special              11/10 at 101.00              B            25,019
                     Facilities Revenue Bonds, Continental Airlines Inc.,
                     Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)

          3,200   New Jersey Health Care Facilities Financing Authority, New       7/18 at 100.00           Baa2         3,190,976
                     Jersey, Revenue Bonds, Saint Peters University Hospital,
                     Series 2007, 5.750%, 7/01/37

          1,000   New Jersey Health Care Facilities Financing Authority,             No Opt. Call           BBB-         1,048,540
                     Revenue Bonds, Saint Joseph's Healthcare System
                     Obligated Group Issue, Series 2008, 6.000%, 7/01/18
-----------------------------------------------------------------------------------------------------------------------------------
          8,220   Total New Jersey                                                                                       8,047,349
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 0.2% (0.2% OF TOTAL INVESTMENTS)

            500   Montecito Estates Public Improvement District, New Mexico,      10/17 at 100.00            N/R           439,255
                     Special Levee Revenue Bonds, Series 2007, 7.000%,
                     10/01/37
-----------------------------------------------------------------------------------------------------------------------------------

74 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 1.0% (0.9% OF TOTAL INVESTMENTS)

$         1,000   New York City Industrial Development Agency, New York,           8/16 at 100.00             B-   $     1,017,670
                     American Airlines-JFK International Airport Special
                     Facility Revenue Bonds, Series 2005, 7.625%, 8/01/25
                     (Mandatory put 8/01/16) (Alternative Minimum Tax)

          1,030   New York City Industrial Development Agency, New York,           7/16 at 101.00            N/R           908,501
                     Civic Facility Revenue Bonds, Special Needs Facilities
                     Pooled Program, Series 2008A-1, 5.800%, 7/01/23

-----------------------------------------------------------------------------------------------------------------------------------
          2,030   Total New York                                                                                         1,926,171
-----------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 2.5% (2.2% OF TOTAL INVESTMENTS)

          1,970   Albemarle Hospital Authority, North Carolina, Health Care       10/17 at 100.00            N/R         1,523,322
                     Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38

          1,260   Charlotte-Mecklenberg Hospital Authority, North Carolina,        1/18 at 100.00            AA-         1,286,183
                     Carolinas HealthCare System Revenue Bonds, Series 2008,
                     Trust 1149, 13.326%, 1/15/47 (IF)

                  North Carolina Capital Facilities Financing Agency,
                  Educational Facilities Revenue Bond, Meredith College,
                  Series 2008A:
          1,000      6.000%, 6/01/31                                               6/18 at 100.00            BBB         1,033,550
          1,000      6.125%, 6/01/35                                               6/18 at 100.00            BBB         1,025,220
-----------------------------------------------------------------------------------------------------------------------------------
          5,230   Total North Carolina                                                                                   4,868,275
-----------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 3.5% (3.0% OF TOTAL INVESTMENTS)

          4,845   Buckeye Tobacco Settlement Financing Authority, Ohio,            6/17 at 100.00            BBB         3,636,754
                     Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                     Lien, Series 2007A-2, 5.875%, 6/01/47

          1,250   Ohio State, Hospital Facility Revenue Refunding Bonds,           1/19 at 100.00            Aa2         1,491,900
                     Cleveland Clinic Health System Obligated Group, Tender
                     Option Bond Trust 3551, 19.577%, 1/01/39 (IF)

          1,015   Ohio, Environmental Facilities Revenue Bonds, Ford Motor         6/10 at 101.00             B3           967,975
                     Company, Series 2000, 6.150%, 6/01/30 (Alternative
                     Minimum Tax)

          2,000   Western Reserve Port Authority, Ohio, Solid Waste Facility       7/17 at 102.00            N/R           704,180
                     Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%,
                     7/01/27 (Alternative Minimum Tax) (8)
-----------------------------------------------------------------------------------------------------------------------------------
          9,110   Total Ohio                                                                                             6,800,809
-----------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 0.4% (0.3% OF TOTAL INVESTMENTS)

            165   Oklahoma Development Finance Authority, Revenue Bonds,           2/17 at 100.00              A           153,828
                     Saint John Health System, Series 2007, 5.000%, 2/15/42

             45   Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,          6/10 at 100.00             B-            41,244
                     American Airlines Inc., Series 1995, 6.250%, 6/01/20

            500   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding         No Opt. Call           Caa2           506,460
                     Bonds, American Airlines Inc., Series 2004A, 7.750%,
                     6/01/35 (Mandatory put 12/01/14)
-----------------------------------------------------------------------------------------------------------------------------------
            710   Total Oklahoma                                                                                           701,532
-----------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 0.1% (0.1% OF TOTAL INVESTMENTS)

             25   Oregon, Economic Development Revenue Bonds, Georgia Pacific      8/10 at 100.00            BB-            24,900
                     Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative
                     Minimum Tax)

            125   Oregon, Economic Development Revenue Refunding Bonds,            6/10 at 100.00            Ba3           115,976
                     Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25
-----------------------------------------------------------------------------------------------------------------------------------
            150   Total Oregon                                                                                             140,876
-----------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 1.7% (1.5% OF TOTAL INVESTMENTS)

            500   Allegheny Country Industrial Development Authority,                No Opt. Call             BB           532,825
                     Allegheny County, Pennsylvania, Environmental Improvement
                     Revenue Bonds, United States Steel Corporation Project,
                     Refunding Series 2009, 6.750%, 11/01/24

          1,010   Chester County Industrial Development Authority,                12/17 at 100.00            BB+           931,473
                     Pennsylvania, Avon Grove Charter School Revenue Bonds,
                     Series 2007A, 6.375%, 12/15/37

          1,000   Pennsylvania Economic Development Finance Authority, Solid       6/10 at 101.00             B+           894,590
                     Waste Disposal Revenue Bonds (USG Corporation Project)
                     Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)

          1,000   Pennsylvania Housing Finance Agency, Single Family Mortgage      4/19 at 100.00            AA+           972,020
                     Revenue Bonds, Tender Option Bond Trust 4657, 16.007%,
                     10/01/29 (IF) (5)
-----------------------------------------------------------------------------------------------------------------------------------
          3,510   Total Pennsylvania                                                                                     3,330,908
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 75

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 0.0% (0.0% OF TOTAL INVESTMENTS)

$            20   Puerto Rico Ports Authority, Special Facilities Revenue          6/10 at 100.00           CCC+   $        16,196
                     Bonds, American Airlines Inc., Series 1996A, 6.250%,
                     6/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 0.3% (0.2% OF TOTAL INVESTMENTS)

            500   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00            BBB           479,960
                     Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                     6.250%, 6/01/42
-----------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 1.8% (1.5% OF TOTAL INVESTMENTS)

          3,477   Lancaster County, South Carolina, Special Assessment Bonds,        No Opt. Call            N/R         3,477,000
                     Edgewater II Improvement District, Series 2007B, 7.700%,
                     11/01/17
-----------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 3.2% (2.7% OF TOTAL INVESTMENTS)

          2,000   Sullivan County Health Educational and Housing Facilities        3/13 at 100.00            N/R         1,854,900
                     Board, Tennessee, Revenue Bonds, Wellmont Health System,
                     Refunding Series 200A, 5.440%, 9/01/32

                  Sumner County Health, Educational, and Housing Facilities
                  Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                  Health System Inc., Series 2007:
          1,500      5.500%, 11/01/37 (8)                                         11/17 at 100.00            N/R           974,100
          1,000      5.500%, 11/01/46 (8)                                         11/17 at 100.00            N/R           649,400

          2,761   The Tennessee Energy Acquistion Corporation, Gas Revenue           No Opt. Call            N/R         2,629,052
                     Bonds, Series 2006B, 5.625%, 9/01/26
-----------------------------------------------------------------------------------------------------------------------------------
          7,261   Total Tennessee                                                                                        6,107,452
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 11.3% (9.7% OF TOTAL INVESTMENTS)

          1,000   Alliance Airport Authority, Texas, Special Facilities           12/12 at 100.00           CCC+           698,880
                     Revenue Bonds, American Airlines Inc., Series 2007,
                     5.250%, 12/01/29 (Alternative Minimum Tax)

            440   Brazos River Authority, Texas, Pollution Control Revenue           No Opt. Call            CCC           428,085
                     Refunding Bonds, TXU Electric Company, Series 2001C,
                     5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                     Minimum Tax)

          2,100   Clifton Higher Education Finance Corporation, Texas,               No Opt. Call           BBB-         2,465,652
                     Education Revenue Bonds, Tejano Center for Community
                     Concerns, Inc.-Raul Yzaguirre School for Success,
                     Refunding Series 2009A, 8.750%, 2/15/28

          3,000   Danbury Higher Education Authority Inc., Texas, Golden Rule      2/18 at 100.00            BB+         2,774,430
                     Charter School Revenue Bonds, Series 2008A, 6.500%,
                     8/15/38

            990   Hidalgo Willacy Housing Finance Corporation, Texas,              1/14 at 102.00            N/R           969,507
                     Multifamily Housing Revenue Bonds, Heritage Square
                     Apartments Project, Series 2003A, 7.000%, 1/01/39

          1,330   La Vernia Higher Education Financing Corporation, Texas,         2/16 at 100.00            N/R         1,154,640
                     Education Revenue Bonds, Amigos Por Vida Friends For
                     Life Public Charter School, Series 2008, 6.375%, 2/15/37

            335   North Texas Thruway Authority, Second Tier System Revenue        1/18 at 100.00             A3           351,686
                     Refunding Bonds, Series 2008, 5.750%, 1/01/38

            110   Sabine River Authority, Texas, Pollution Control Revenue           No Opt. Call            CCC           107,147
                     Bonds, TXU Energy Company LLC Project, Series 2001B,
                     5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative
                     Minimum Tax)

            385   Sabine River Authority, Texas, Pollution Control Revenue           No Opt. Call            CCC           375,360
                     Refunding Bonds, TXU Electric Company, Series 2001A,
                     5.500%, 5/01/22 (Mandatory put 11/01/11)

          2,000   Sabine River Authority, Texas, Pollution Control Revenue         8/13 at 101.00            CCC         1,207,840
                     Refunding Bonds, TXU Energy Company LLC Project, Series
                     2003B, 6.150%, 8/01/22

          4,255   Tarrant County Cultural & Educational Facilities Finance         2/17 at 100.00            AA-         4,333,079
                     Corporation, Texas, Revenue Bonds, Texas Health
                     Resources Project, Trust 1031, 12.138%, 2/15/36 (IF)

            500   Texas Municipal Gas Acquisition and Supply Corporation I,          No Opt. Call              A           543,160
                     Gas Supply Revenue Bonds, Senior Lien Series 2008D,
                     6.250%, 12/15/26

            985   Texas Public Finance Authority, Charter School Revenue          12/14 at 100.00            BB+           979,198
                     Bonds, School of Excellence Charter School, Series
                     2004A, 7.000%, 12/01/34

          5,000   Texas Turnpike Authority, First Tier Revenue Bonds, Central      8/12 at 100.00           BBB+         4,828,800
                     Texas Turnpike System, Series 2002A, 5.000%, 8/15/42 -
                     AMBAC Insured

            550   Travis County Health Facilities Development Corporation,           No Opt. Call            N/R           555,698
                     Texas, Revenue Bonds, Westminster Manor, Series 2010,
                     7.000%, 11/01/30
-----------------------------------------------------------------------------------------------------------------------------------
         22,980   Total Texas                                                                                           21,773,162
-----------------------------------------------------------------------------------------------------------------------------------

76 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 3.5% (3.0% OF TOTAL INVESTMENTS)

                  Utah State Charter School Finance Authority, Noah Webster
                  Academy Revenue Bonds, Series:
$           500     6.250%, 6/15/28                                                6/17 at 100.00            N/R   $       447,180
          1,430     6.500%, 6/15/38                                                6/17 at 100.00            N/R         1,261,703

          5,550   Utah State Charter School Finance Authority, Revenue Bonds,     12/17 at 100.00           BBB-         5,024,304
                     Summit Academy Project, Series 2007A, 5.800%, 6/15/38
-----------------------------------------------------------------------------------------------------------------------------------
          7,480   Total Utah                                                                                             6,733,187
-----------------------------------------------------------------------------------------------------------------------------------
                  VIRGIN ISLANDS - 0.5% (0.4% OF TOTAL INVESTMENTS)

          1,000   Virgin Islands Public Finance Authority, Revenue Bonds,          1/14 at 100.00           Baa3         1,009,190
                     Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                     7/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 0.6% (0.5% OF TOTAL INVESTMENTS)

             50   Goochland County Industrial Development Authority,               6/10 at 100.50            Ba3            46,566
                     Virginia, Industrial Development Revenue Refunding
                     Bonds, Nekoosa Packaging Corporation Project, Series
                     1998, 5.650%, 12/01/25 (Alternative Minimum Tax)

          1,000   Virginia Small Business Financing Authority, Revenue Bonds       7/14 at 102.00            N/R         1,045,290
                     Hampton Roads Proton Beam Therapy Institute at Hampton
                     University, LLC Project, Series 2009, 9.000%, 7/01/39
-----------------------------------------------------------------------------------------------------------------------------------
          1,050   Total Virginia                                                                                         1,091,856
-----------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 6.1% (5.3% OF TOTAL INVESTMENTS)

          2,415   FYI Properties, Washington, Lease Revenue Bonds, Washington      6/19 at 100.00             AA         3,106,270
                     State Department of Information Services Project, Tender
                     Option Bond Trust 2009-14A&B, 19.200%, 6/01/34 (IF)

          3,500   Kalispel Indian Tribe, Washington, Priority Distribution           No Opt. Call            N/R         2,932,685
                     Bonds, Series 2008, 6.750%, 1/01/38

          7,000   Washington State Health Care Facilities Authority, Revenue         No Opt. Call            N/R         5,782,420
                     Bonds, Northwest Hospital and Medical Center of Seattle,
                     Series 2007, 5.700%, 12/01/32
-----------------------------------------------------------------------------------------------------------------------------------
         12,915   Total Washington                                                                                      11,821,375
-----------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 0.3% (0.3% OF TOTAL INVESTMENTS)

            740   Ohio County Commission, West Virginia, Special District          3/16 at 100.00            BBB           620,675
                     Excise Tax Revenue Bonds, Fort Henry Economic
                     Development, Series 2006B, 5.625%, 3/01/36
-----------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 1.7% (1.5% OF TOTAL INVESTMENTS)

             30   Green Bay Redevelopment Authority, Wisconsin, Industrial           No Opt. Call            N/R            28,395
                     Development Revenue Bonds, Fort James Project, Series
                     1999, 5.600%, 5/01/19 (Alternative Minimum Tax)

            360   Nekoosa, Wisconsin, Pollution Control Revenue Bonds,               No Opt. Call            Ba3           354,999
                     Nekoosa Paper Inc. Project, Series 1999B, 5.500%,
                     7/01/15

          1,000   Wisconsin Health and Educational Facilities Authority,           4/19 at 100.00            AA-         1,099,839
                     Revenue Bonds, Froedtert Community Health, Inc.
                     Obligated Group, Tender Option Bond Trust 3592, 22.882%,
                     4/01/39 (IF)

          1,000   Wisconsin Health and Educational Facilities Authority,           2/12 at 101.00             A+           868,739
                     Revenue Bonds, Ministry Healthcare Inc., Tender Option
                     Bond Trust 09-3114, 15.767%, 2/15/32 - NPFG Insured
                     (WI/DD, Settling 5/03/10) (IF)

          1,500   Wisconsin Health and Educational Facilities Authority,           8/16 at 100.00           BBB+           977,970
                     Revenue Bonds, Wheaton Franciscan Healthcare System,
                     Series 2006, Trust 2187, 14.529%, 8/15/34 (IF)
-----------------------------------------------------------------------------------------------------------------------------------
          3,890   Total Wisconsin                                                                                        3,329,942
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 77

    | Portfolio of Investments April 30, 2010 (Unaudited)

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  WYOMING - 1.0% (0.9% OF TOTAL INVESTMENTS)

$         2,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue        12/15 at 100.00           BBB+   $     1,936,539
                     Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                     (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$       249,017   Total Investments (cost $230,506,168) - 116.0%                                                       223,786,709
===============--------------------------------------------------------------------------------------------------------------------
                  Borrowings - (18.1)% (6)                                                                             (35,000,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.1%                                                                   4,143,842
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                    $   192,930,551
                  =================================================================================================================

Investments in Derivatives

FORWARD SWAPS OUTSTANDING AT APRIL 30, 2010:

                                      FUND                                      FIXED RATE                             UNREALIZED
                   NOTIONAL    PAY/RECEIVE      FLOATING RATE   FIXED RATE         PAYMENT  EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY         AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)      FREQUENCY   DATE (7)         DATE  (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
Barclays Bank
   PLC          $ 3,500,000        Receive  3-Month USD-LIBOR        4.720%  Semi-Annually    5/25/11      5/25/40     $ (110,600)
JPMorgan          5,000,000        Receive  3-Month USD-LIBOR        4.783   Semi-Annually    5/05/11      5/05/40       (218,000)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       $ (328,600)
==================================================================================================================================

FUTURES CONTRACTS AT APRIL 30, 2010:

                                                                                  VALUE AT     UNREALIZED
                                      CONTRACT    NUMBER OF    CONTRACT          APRIL 30,   APPRECIATION
TYPE                                  POSITION    CONTRACTS    EXPIRATION             2010  (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
U.S. Treasury 30-Year Bond               Short         (87)          6/10   $ (10,358,438)   $   (245,589)
==========================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(5) Investment, or portion of investment, has been pledged as collateral for inverse floating rate transactions.

(6)   Borrowings as a percentage of Total investments is 15.6%.

(7) Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

(8) For fair value measurement disclosure purposes, investment categorized as Level 3. See notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(IF)  Inverse floating rate investment.

USD-LIBOR United States Dollar-London Inter-Bank Offered Rate.

                                 See accompanying notes to financial statements.

78 Nuveen Investments

| Statement of
| Assets & Liabilities April 30, 2010 (Unaudited)

                                                                             INVESTMENT            SELECT             QUALITY
                                                                                QUALITY           QUALITY              INCOME
                                                                                   (NQM)             (NQS)               (NQU)
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $791,741,498, $729,434,638 and
   $1,171,224,590, respectively)                                         $  815,001,946   $   738,829,593   $   1,209,038,378
Cash                                                                          6,967,137         2,243,447                  --
Deposits with brokers for open futures contracts                                     --                --                  --
Receivables:
   Interest                                                                  12,930,517        11,498,193          18,573,331
   Investments sold                                                             135,352        23,047,500          24,249,162
   Shares sold                                                                       --                --                  --
Deferred offering costs                                                              --                --                  --
Other assets                                                                    189,774           170,834             288,538
------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                           835,224,726       775,789,567       1,252,149,409
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Borrowings                                                                           --                --                  --
Cash overdraft                                                                       --                --             607,877
Floating rate obligations                                                    93,297,000        18,540,000          66,620,000
Unrealized depreciation on forward swaps                                             --                --                  --
Payables:
   Investments purchased                                                      2,024,868         9,837,093           2,194,071
   Auction Rate Preferred share dividends                                         8,528            10,423              14,127
   Common share dividends                                                     2,389,091         2,490,890           3,709,276
   Variation margin on futures contracts                                             --                --                  --
Accrued expenses:
   Interest on borrowings                                                            --                --                  --
   Management fees                                                              413,388           386,221             614,012
   Shelf offering costs                                                              --                --                  --
   Other                                                                        201,088           283,430             448,582
------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                       98,333,963        31,548,057          74,207,945
------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                         210,700,000       251,275,000         386,875,000
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                   $  526,190,763   $   492,966,510   $     791,066,464
==============================================================================================================================
Common shares outstanding                                                    35,820,767        34,093,290          54,219,374
==============================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                  $        14.69   $         14.46   $           14.59
==============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                  $      358,208   $       340,933   $         542,194
Paid-in surplus                                                             500,073,411       474,994,523         755,208,196
Undistributed (Over-distribution of) net investment income                    7,980,321         8,141,900          12,752,876
Accumulated net realized gain (loss)                                         (5,481,625)           94,199         (15,250,590)
Net unrealized appreciation (depreciation)                                   23,260,448         9,394,955          37,813,788
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                   $  526,190,763   $   492,966,510   $     791,066,464
==============================================================================================================================
Authorized shares:
   Common                                                                   200,000,000       200,000,000         200,000,000
   Auction Rate Preferred                                                     1,000,000         1,000,000           1,000,000
==============================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 79

| Statement of
| Assets & Liabilities (continued)
                                                      April 30, 2010 (Unaudited)

                                                                                PREMIER       HIGH INCOME         HIGH INCOME
                                                                                 INCOME       OPPORTUNITY       OPPORTUNITY 2
                                                                                   (NPF)             (NMZ)               (NMD)
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $436,545,765, $410,962,722 and
   $230,506,168, respectively)                                           $  455,513,205   $   404,187,171   $     223,786,709
Cash                                                                            533,701                --             771,929
Deposits with brokers for open futures contracts                                     --                --             165,300
Receivables:
   Interest                                                                   7,057,305         9,384,265           5,826,516
   Investments sold                                                          10,395,000           697,245             275,000
   Shares sold                                                                       --            19,126                  --
Deferred offering costs                                                              --           118,950             102,943
Other assets                                                                    124,011           105,655               6,784
------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                           473,623,222       414,512,412         230,935,181
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Borrowings                                                                           --                --          35,000,000
Cash overdraft                                                                       --            48,760                  --
Floating rate obligations                                                    60,373,400        10,300,000                  --
Unrealized depreciation on forward swaps                                             --         1,103,900             328,600
Payables:
   Investments purchased                                                             --         1,015,000           1,119,422
   Auction Rate Preferred share dividends                                         3,804             9,051                  --
   Common share dividends                                                     1,235,036         2,099,237           1,204,058
   Variation margin on futures contracts                                             --                --              73,406
Accrued expenses:
   Interest on borrowings                                                            --                --              38,043
   Management fees                                                              228,194           183,722             177,395
   Shelf offering costs                                                              --            49,430                  --
   Other                                                                        152,153           122,083              63,706
------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                       61,992,587        14,931,183          38,004,630
------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                         126,850,000        95,000,000                  --
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                   $  284,780,635   $   304,581,229   $     192,930,551
==============================================================================================================================
Common shares outstanding                                                    19,888,518        25,893,889          16,723,329
==============================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                  $        14.32   $         11.76   $           11.54
==============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                  $      198,885   $       258,939   $         167,233
Paid-in surplus                                                             276,697,009       360,192,659         236,018,998
Undistributed (Over-distribution of) net investment income                    3,822,772         1,398,434             310,321
Accumulated net realized gain (loss)                                        (14,905,471)      (49,389,352)        (36,272,353)
Net unrealized appreciation (depreciation)                                   18,967,440        (7,879,451)         (7,293,648)
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                   $  284,780,635   $   304,581,229   $     192,930,551
==============================================================================================================================
Authorized shares:
   Common                                                                   200,000,000         Unlimited           Unlimited
   Auction Rate Preferred                                                     1,000,000         Unlimited           Unlimited
==============================================================================================================================

                                 See accompanying notes to financial statements.

80 Nuveen Investments

| Statement of
| Operations Six Months Ended April 30, 2010 (Unaudited)

                                                                             INVESTMENT            SELECT             QUALITY
                                                                                QUALITY           QUALITY              INCOME
                                                                                   (NQM)             (NQS)               (NQU)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                        $   21,888,422   $    22,205,818   $      33,085,402
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                               2,494,233         2,334,474           3,723,663
Auction Rate Preferred shares - auction fees                                    156,726           186,908             287,772
Auction Rate Preferred shares - dividend disbursing agent fees                   24,795            24,795              29,753
Shareholders' servicing agent fees and expenses                                  21,529            19,169              31,708
Interest expense                                                                300,923            73,181             241,779
Custodian's fees and expenses                                                    64,460            64,072              99,317
Directors'/Trustees' fees and expenses                                           11,799            11,971              19,023
Professional fees                                                                32,125            35,792              56,207
Shareholders' reports - printing and mailing expenses                            60,791            58,229              94,041
Stock exchange listing fees                                                       6,035             5,768               9,134
Investor relations expense                                                       29,733            29,195              46,070
Other expenses                                                                   30,739            29,649              40,263
------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement          3,233,888         2,873,203           4,678,730
   Custodian fee credit                                                          (6,108)           (1,782)             (3,430)
   Expense reimbursement                                                             --                --                  --
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  3,227,780         2,871,421           4,675,300
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        18,660,642        19,334,397          28,410,102
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                               (1,909,740)        1,092,810           2,918,368
   Forward swaps                                                                     --                --                  --
   Futures                                                                           --                --                  --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                               14,868,195         7,911,134          10,094,405
   Forward swaps                                                                     --                --                  --
   Futures                                                                           --                --                  --
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                      12,958,455         9,003,944          13,012,773
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                                     (398,310)         (458,679)           (749,860)
From accumulated net realized gains                                                  --           (36,384)                 --
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions
   to Auction Rate Preferred shareholders                                      (398,310)         (495,063)           (749,860)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from
   operations                                                            $   31,220,787   $    27,843,278   $      40,673,015
==============================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 81

| Statement of
| Operations (continued) Six Months Ended April 30, 2010 (Unaudited)

                                                                                PREMIER       HIGH INCOME         HIGH INCOME
                                                                                 INCOME       OPPORTUNITY       OPPORTUNITY 2
                                                                                   (NPF)             (NMZ)               (NMD)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                        $   11,572,352   $    14,897,859   $       8,802,454
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                               1,376,390         1,404,264           1,024,331
Auction Rate Preferred shares - auction fees                                     94,355            70,664                  --
Auction Rate Preferred shares - dividend disbursing agent fees                   14,877            14,877                  --
Shareholders' servicing agent fees and expenses                                  11,882             1,190                 245
Interest expense                                                                161,699            21,641             257,303
Custodian's fees and expenses                                                    37,232            39,257              24,050
Directors'/Trustees' fees and expenses                                            6,576             6,286               3,173
Professional fees                                                                22,109            60,762              13,674
Shareholders' reports - printing and mailing expenses                            42,639            42,671              19,126
Stock exchange listing fees                                                       4,529             1,671               4,603
Investor relations expense                                                       16,426            17,186               8,921
Other expenses                                                                   23,615            16,996               7,135
------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement          1,812,329         1,697,465           1,362,561
   Custodian fee credit                                                          (2,011)             (431)             (1,106)
   Expense reimbursement                                                             --          (334,996)                 --
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  1,810,318         1,362,038           1,361,455
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         9,762,034        13,535,821           7,440,999
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                                  264,771           354,507            (630,789)
   Forward swaps                                                                     --         1,451,429           1,632,857
   Futures                                                                           --                --              78,636
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                7,595,464        14,368,077          11,826,877
   Forward swaps                                                                     --        (1,398,700)         (1,653,400)
   Futures                                                                           --                --            (163,805)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                       7,860,235        14,775,313          11,090,376
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                                     (239,133)         (184,184)                 --
From accumulated net realized gains                                                  --                --                  --
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions
   to Auction Rate Preferred shareholders                                      (239,133)         (184,184)                 --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from
   operations                                                            $   17,383,136   $    28,126,950   $      18,531,375
==============================================================================================================================

                                 See accompanying notes to financial statements.

82 Nuveen Investments

| Statement of Changes in Net Assets (Unaudited)

                                                                   INVESTMENT QUALITY (NQM)              SELECT QUALITY (NQS)
                                                             ----------------------------------   ---------------------------------
                                                                  SIX MONTHS               YEAR         SIX MONTHS             YEAR
                                                                       ENDED              ENDED              ENDED            ENDED
                                                                     4/30/10           10/31/09            4/30/10         10/31/09
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                        $    18,660,642   $     36,434,226   $     19,334,397   $   37,989,135
Net realized gain (loss) from:
   Investments                                                    (1,909,740)        (3,071,534)         1,092,810          838,871
   Forward swaps                                                          --                 --                 --               --
   Futures                                                                --                 --                 --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                    14,868,195         71,805,746          7,911,134       64,648,767
   Forward swaps                                                          --                 --                 --               --
   Futures                                                                --                 --                 --               --
Distributions to Auction Rate Preferred Shareholders:
   From net investment income                                       (398,310)        (1,535,175)          (458,679)      (2,102,870)
   From accumulated net realized gains                                    --           (401,006)           (36,384)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                         31,220,787        103,232,257         27,843,278      101,373,903
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                       (15,940,244)       (27,621,403)       (16,519,804)     (28,847,903)
From accumulated net realized gains                                       --         (1,071,041)          (517,408)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                          (15,940,244)       (28,692,444)       (17,037,212)     (28,847,903)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from shelf offering, net of offering costs                    --                 --                 --               --
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                        --                 --            927,134          165,835
   Repurchased and retired                                                --                 --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                 --                 --            927,134          165,835
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares                                                         15,280,543         74,539,813         11,733,200       72,691,835
Net assets applicable to Common shares at the beginning of
   period                                                        510,910,220        436,370,407        481,233,310      408,541,475
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   period                                                    $   526,190,763   $    510,910,220   $    492,966,510   $  481,233,310
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                      $     7,980,321   $      5,658,233   $      8,141,900   $    5,785,986
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 83

| Statement of Changes in Net Assets (Unaudited) (continued)

                                                                     QUALITY INCOME (NQU)                 PREMIER INCOME (NPF)
                                                             ----------------------------------   ---------------------------------
                                                                  SIX MONTHS               YEAR         SIX MONTHS             YEAR
                                                                       ENDED              ENDED              ENDED            ENDED
                                                                     4/30/10           10/31/09            4/30/10         10/31/09
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                        $    28,410,102   $     56,708,363   $      9,762,034   $   19,195,590
Net realized gain (loss) from:
   Investments                                                     2,918,368         (8,583,481)           264,771       (7,068,813)
   Forward swaps                                                          --                 --                 --       (4,125,000)
   Futures                                                                --                 --                 --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                    10,094,405         85,907,477          7,595,464       47,005,036
   Forward swaps                                                          --                 --                 --        3,882,335
   Futures                                                                --                 --                 --               --
Distributions to Auction Rate Preferred Shareholders:
   From net investment income                                       (749,860)        (3,267,537)          (239,133)      (1,007,804)
   From accumulated net realized gains                                    --                 --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                         40,673,015        130,764,822         17,383,136       57,881,344
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                       (24,588,487)       (43,375,504)        (8,273,624)     (14,562,011)
From accumulated net realized gains                                       --                 --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                          (24,588,487)       (43,375,504)        (8,273,624)     (14,562,011)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from shelf offering, net of offering costs                    --                 --                 --               --
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                        --                 --                 --               --
   Repurchased and retired                                                --                 --                 --         (165,375)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                 --                 --                 --         (165,375)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares                                                         16,084,528         87,389,318          9,109,512       43,153,958
Net assets applicable to Common shares at the beginning of
   period                                                        774,981,936        687,592,618        275,671,123      232,517,165
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   period                                                    $   791,066,464   $    774,981,936   $    284,780,635   $  275,671,123
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                      $    12,752,876   $      9,681,121   $      3,822,772   $    2,573,495
====================================================================================================================================

                                 See accompanying notes to financial statements.

84 Nuveen Investments

                                                                          HIGH INCOME                         HIGH INCOME
                                                                       OPPORTUNITY (NMZ)                   OPPORTUNITY 2 (NMD)
                                                             ----------------------------------   ---------------------------------
                                                                  SIX MONTHS               YEAR         SIX MONTHS             YEAR
                                                                       ENDED              ENDED              ENDED            ENDED
                                                                     4/30/10           10/31/09            4/30/10         10/31/09
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                        $    13,535,821   $     25,924,511   $      7,440,999   $   14,629,108
Net realized gain (loss) from:
   Investments                                                       354,507        (32,716,070)          (630,789)     (30,433,348)
   Forward swaps                                                   1,451,429                 --          1,632,857               --
   Futures                                                                --         (4,745,444)            78,636       (1,952,740)
Change in net unrealized appreciation (depreciation) of:
   Investments                                                    14,368,077         77,003,728         11,826,877       60,267,241
   Forward swaps                                                  (1,398,700)           294,800         (1,653,400)       1,324,800
   Futures                                                                --         (1,213,249)          (163,805)        (551,429)
Distributions to Auction Rate Preferred Shareholders:
   From net investment income                                       (184,184)          (992,448)                --               --
   From accumulated net realized gains                                    --                --                  --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                         28,126,950         63,555,828         18,531,375       43,283,632
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                       (13,068,046)       (25,434,721)        (7,947,455)     (15,314,000)
From accumulated net realized gains                                       --                 --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                          (13,068,046)       (25,434,721)        (7,947,455)     (15,314,000)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from shelf offering, net of offering costs               286,839         20,102,553          7,186,209               --
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                   272,117            616,836            807,724        1,638,496
   Repurchased and retired                                                --                 --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                            558,956         20,719,389          7,993,933        1,638,496
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares                                                         15,617,860         58,840,496         18,577,853       29,608,128
Net assets applicable to Common shares at the beginning of
   period                                                        288,963,369        230,122,873        174,352,698      144,744,570
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   period                                                    $   304,581,229   $    288,963,369   $    192,930,551   $  174,352,698
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                      $     1,398,434   $     1,114,843    $        310,321   $      816,777
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 85

| Statement of Cash Flows Six months ended April 30, 2010 (Unaudited)

                                                                  INVESTMENT            PREMIER        HIGH INCOME
                                                                     QUALITY             INCOME      OPPORTUNITY 2
                                                                        (NQM)              (NPF)              (NMD)
-------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
   SHARES FROM OPERATIONS                                    $    31,220,787   $     17,383,136   $     18,531,375
Adjustments to reconcile the net increase (decrease) in
   net assets applicable to Common shares from operations
   to net cash provided by (used in) operating activities:
   Purchases of investments                                      (72,639,066)        (8,762,493)       (29,530,361)
   Proceeds from sales and maturities of investments              68,800,147         16,256,592         18,913,599
   Proceeds from (Purchases of) short-term investments,
     net                                                                  --          1,300,000                 --
   Proceeds from (Payments for) terminated forward swaps                  --                 --          1,632,857
   Proceeds from (Payments for) closed/expired futures                    --                 --             78,636
     contracts                                                       (29,583)        (1,076,503)          (135,301)
   Amortization (Accretion) of premiums and discounts, net
   (Increase) Decrease in receivable for interest                   (144,040)           (47,947)          (212,103)
   (Increase) Decrease in receivable for investments sold          3,399,868         (9,915,446)          (265,000)
   (Increase) Decrease in other assets                               (26,419)            (1,778)            17,684
   Increase (Decrease) in payable for investments
     purchased                                                    (2,123,210)                --          1,119,422
   Increase (Decrease) in payable for Auction Rate
     Preferred share dividends                                        (1,500)            (1,056)                --
   Increase (Decrease) in payable for variation margin on
     futures contracts                                                    --                 --            (54,375)
   Increase (Decrease) in accrued interest on borrowings                  --                 --             36,542
   Increase (Decrease) in accrued management fees                    (17,620)            (9,887)             6,243
   Increase (Decrease) in accrued other liabilities                 (356,203)            (2,379)               152
   Net realized (gain) loss from investments                       1,909,740           (264,771)           630,789
   Net realized (gain) loss from forward swaps                            --                 --         (1,632,857)
   Net realized (gain) loss from futures                                  --                 --            (78,636)
   Change in net unrealized (appreciation) depreciation of
     investments                                                 (14,868,195)        (7,595,464)       (11,826,877)
   Change in net unrealized (appreciation) depreciation of
     forward swaps                                                        --                 --          1,653,400
   Taxes paid on undistributed capital gains                          (1,104)                --               (302)
-------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities            15,123,602          7,262,004         (1,115,113)
-------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations                     (80,000)                --                 --
(Increase) Decrease in cash equivalents                                   --                 --            113,100
Cash distributions paid to Common shareholders                   (15,754,582)        (8,195,933)        (7,084,179)
(Increase) Decrease in deferred offering costs                            --                 --           (102,943)
Proceeds from shelf offering                                              --                 --          7,186,209
-------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities           (15,834,582)        (8,195,933)           112,187
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                     (710,980)          (933,929)        (1,002,926)
Cash at the beginning of period                                    7,678,117          1,467,630          1,774,855
-------------------------------------------------------------------------------------------------------------------
Cash at the End of Period                                    $     6,967,137   $        533,701   $        771,929
-------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $807,724 for High Income Opportunity 2 (NMD). Cash paid for interest was as follows:

                                                                  INVESTMENT            PREMIER        HIGH INCOME
                                                                     QUALITY             INCOME      OPPORTUNITY 2
                                                                        (NQM)              (NPF)              (NMD)
-------------------------------------------------------------------------------------------------------------------
                                                             $       300,923   $        161,699   $        220,761
===================================================================================================================

                                 See accompanying notes to financial statements.

86 Nuveen Investments

| Notes to Financial Statements(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF), Nuveen Municipal High Income Opportunity Fund (NMZ) and Nuveen Municipal High Income Opportunity Fund 2 (NMD) (collectively, the "Funds"). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), Premier Income (NPF) and High Income Opportunity 2 (NMD) are traded on the New York Stock Exchange ("NYSE") while Common shares of High Income Opportunity (NMZ) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2010, Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) had outstanding when-issued/delayed delivery purchase commitments of $600,000, $9,826,800, $2,194,071, $1,015,000 and $1,119,422, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

                                                           Nuveen Investments 87

| Notes to Financial Statements (Unaudited) (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

Although authorized, High Income Opportunity 2 (NMD) has not issued Auction Rate Preferred Shares ("ARPS"), since its commencement of operations on November 17, 2007. The following Funds have issued and outstanding ARPS, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's ARPS are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of April 30, 2010, the number of ARPS outstanding, by Series and in total, for each Fund is as follows:

                     INVESTMENT     SELECT    QUALITY    PREMIER    HIGH INCOME
                        QUALITY    QUALITY     INCOME     INCOME    OPPORTUNITY
                           (NQM)      (NQS)      (NQU)      (NPF)          (NMZ)
--------------------------------------------------------------------------------
Number of shares:
   Series M               1,750      1,801      2,567        769          1,826
   Series T               1,750      1,801      2,569      2,153            987
   Series W               1,749      2,522      2,568         --            987
   Series W2                 --         --      1,780         --             --
   Series TH              1,429      1,405      3,423      2,152             --
   Series F               1,750      2,522      2,568         --             --
--------------------------------------------------------------------------------
Total                     8,428     10,051     15,475      5,074          3,800
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of April 30, 2010, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

                                                                                                            HIGH
                                         INVESTMENT         SELECT        QUALITY        PREMIER          INCOME
                                            QUALITY        QUALITY         INCOME         INCOME     OPPORTUNITY
                                               (NQM)          (NQS)          (NQU)          (NPF)           (NMZ)
-----------------------------------------------------------------------------------------------------------------
ARPS redeemed, at liquidation value    $ 90,300,000   $ 27,725,000   $ 65,125,000   $ 38,150,000    $ 60,000,000
=================================================================================================================

88 Nuveen Investments

Common Shares Shelf Offering

During the fiscal year ended October 31, 2009, High Income Opportunity (NMZ) filed a registration statement with the Securities and Exchange Commission ("SEC") to issue the remaining 1,900,000 Common shares through its ongoing shelf offering which became effective with the SEC on September 24, 2007, authorizing the Fund to issue up to 2,400,000 Common shares. During the fiscal year ended October 31, 2009, the Fund issued 1,900,000 Common shares, receiving aggregate offering proceeds of $20,102,553. During the current fiscal period, the Fund filed another registration statement with the SEC to register an additional 2,600,000 Common shares. During the six months ended April 30, 2010, the Fund issued 22,501 Common shares, receiving aggregate offering proceeds of $286,839. Under this new equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per Common share.

On October 30, 2009, a registration statement filed by High Income Opportunity 2
(NMD) with the SEC became effective authorizing the Fund to issue 1,600,000 Common shares through a shelf offering. During the six months ended April 30, 2010, the Fund issued Common shares, receiving aggregate offering proceeds of $7,186,209. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per Common share.

Shelf Offering Costs

Costs incurred by High Income Opportunity (NMZ) and High Income Opportunity 2
(NMD) in connection with the shelf offerings of their Common shares are recorded as a deferred charge which are amortized over the period such additional Common shares are sold not to exceed the one-year life of the shelf offering period.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense" on the Statement of Operations.

During the six months ended April 30, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

                                                           Nuveen Investments 89

| Notes to Financial Statements (Unaudited) (continued)

At April 30, 2010, each Fund's maximum exposure to externally-deposited Recourse Trusts, is as follows:

                                        INVESTMENT         SELECT       QUALITY       PREMIER     HIGH INCOME      HIGH INCOME
                                           QUALITY        QUALITY        INCOME        INCOME     OPPORTUNITY    OPPORTUNITY 2
                                              (NQM)          (NQS)         (NQU)         (NPF)           (NMZ)            (NMD)
-------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts    $ 4,330,000   $ 18,750,000   $ 7,500,000   $ 4,955,000    $ 27,445,000     $ 17,624,283
===============================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2010, were as follows:

                                                    INVESTMENT         SELECT        QUALITY        PREMIER    HIGH INCOME
                                                       QUALITY        QUALITY         INCOME         INCOME    OPPORTUNITY
                                                          (NQM)          (NQS)          (NQU)          (NPF)          (NMZ)
---------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding     $ 93,297,000   $ 18,540,000   $ 66,620,000   $ 60,373,400   $ 10,300,000
Average annual interest rate and fees                    0.65%          0.80%          0.73%          0.54%          0.42%
===========================================================================================================================

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

The following Funds invested in forward swap contracts during the six months ended April 30, 2010. The average notional amount of forward swap contracts outstanding during the six months ended April 30, 2010, were as follows:

                                                   HIGH INCOME      HIGH INCOME
                                                   OPPORTUNITY    OPPORTUNITY 2
                                                          (NMZ)            (NMD)
--------------------------------------------------------------------------------
Average notional amount of forward
   swap contracts outstanding                     $ 22,500,000      $ 8,833,333
================================================================================

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the

90 Nuveen Investments
difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The following Fund invested in futures contracts during the six months ended April 30, 2010. The average number of futures contracts outstanding during the six months ended April 30, 2010, were as follows:

                                                                    HIGH INCOME
                                                                  OPPORTUNITY 2
                                                                           (NMD)
--------------------------------------------------------------------------------
Average number of futures contracts outstanding                              87
================================================================================

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser" a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen")), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

                                                           Nuveen Investments 91

 | Notes to Financial Statements (Unaudited) (continued)

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

    Level 1 - Quoted prices in active markets for identical securities.

    Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

    Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of April 30, 2010:

INVESTMENT QUALITY (NQM)                                      LEVEL 1           LEVEL 2        LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                      $         --    $  813,768,086     $1,233,860    $  815,001,946
=========================================================================================================================
SELECT QUALITY (NQS)                                          LEVEL 1           LEVEL 2        LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                      $         --    $  738,829,593     $       --    $  738,829,593
=========================================================================================================================
QUALITY INCOME (NQU)                                          LEVEL 1           LEVEL 2        LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                      $         --    $1,209,038,378     $       --    $1,209,038,378
=========================================================================================================================
PREMIER INCOME (NPF)                                          LEVEL 1           LEVEL 2        LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                      $         --    $  455,253,445     $  259,760      $455,513,205
=========================================================================================================================
HIGH INCOME OPPORTUNITY (NMZ)                                 LEVEL 1           LEVEL 2        LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                      $         --    $  399,688,635     $4,498,536    $  404,187,171
Derivatives:
    Forward Swaps*                                                 --        (1,103,900)            --        (1,103,900)
-------------------------------------------------------------------------------------------------------------------------
Total                                                    $         --    $  398,584,735     $4,498,536    $  403,083,271
=========================================================================================================================
HIGH INCOME OPPORTUNITY 2 (NMD)                               LEVEL 1           LEVEL 2        LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                      $         --    $  221,459,029     $2,327,680       223,786,709
Derivatives:
    Forward Swaps*                                                 --          (328,600)            --          (328,600)
    Futures Contracts*                                       (245,589)               --             --          (245,589)
-------------------------------------------------------------------------------------------------------------------------
Total                                                    $   (245,589)   $  221,130,429     $2,327,680    $  223,212,520
=========================================================================================================================

* Represents net unrealized appreciation (depreciation).

The following is a reconciliation of the Funds' Level 3 investments held at the beginning and end of the measurement period:

                                                                                                  HIGH              HIGH
                                                              INVESTMENT        PREMIER         INCOME            INCOME
                                                                 QUALITY         INCOME    OPPORTUNITY    OPPORTUNITY (2)
                                                                    (NQM)          (NPF)          (NMZ)             (NMD)
                                                                 LEVEL 3        LEVEL 3        LEVEL 3           LEVEL 3
                                                               MUNICIPAL      MUNICIPAL      MUNICIPAL         MUNICIPAL
                                                                   BONDS          BONDS          BONDS             BONDS
-------------------------------------------------------------------------------------------------------------------------
Balance at the beginning of period                            $       --    $        --    $        --      $         --
    Gains (losses):
      Net realized gains (losses)                                     --             --             --                --
      Net change in unrealized appreciation (depreciation)            --             --             --                --
    Net purchases at cost (sales at proceeds)                         --             --             --                --
    Net discounts (premiums)                                          --             --             --                --
    Net transfers in to (out of) at end of period fair value   1,233,860        259,760      4,498,536         2,327,680
-------------------------------------------------------------------------------------------------------------------------
Balance at the end of period                                  $1,233,860    $   259,760    $ 4,498,536       $ 2,327,680
=========================================================================================================================

92 Nuveen Investments

"Change in net appreciation (depreciation) of investments" presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at period end as follows:

                                                                                                  HIGH              HIGH
                                                                 INVESTMENT     PREMIER         INCOME            INCOME
                                                                    QUALITY      INCOME    OPPORTUNITY     OPPORTUNITY 2
                                                                       (NQM)       (NPF)          (NMZ)             (NMD)
-------------------------------------------------------------------------------------------------------------------------
Level 3 net appreciation (depreciation)                            $512,018    $107,720      $(915,844)        $(146,590)
=========================================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of April 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

HIGH INCOME OPPORTUNITY (NMZ)

                                                    LOCATION ON THE STATEMENT OF ASSETS AND LIABILITIES
                                --------------------------------------------------------------------------------------------------
                                               ASSET DERIVATIVES                               LIABILITY DERIVATIVES
UNDERLYING      DERIVATIVE      ----------------------------------------------   -------------------------------------------------
RISK EXPOSURE   INSTRUMENT      LOCATION                                 VALUE   LOCATION                                    VALUE
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate   Forward Swaps   Unrealized appreciation                          Unrealized depreciation
                                on forward swap*                          $ --   on forward swaps*                      $1,103,900
==================================================================================================================================

HIGH INCOME OPPORTUNITY 2 (NMD)

                                                    LOCATION ON THE STATEMENT OF ASSETS AND LIABILITIES
                                --------------------------------------------------------------------------------------------------
                                               ASSET DERIVATIVES                               LIABILITY DERIVATIVES
UNDERLYING      DERIVATIVE      ----------------------------------------------   -------------------------------------------------
RISK EXPOSURE   INSTRUMENT      LOCATION                                 VALUE   LOCATION                                    VALUE
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate   Forward Swaps   Unrealized appreciation                          Unrealized depreciation
                                on forward swap*                          $ --   on forward swaps*                       $ 328,600
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate   Futures         Deposits with brokers for open              --   Deposits with brokers for open            245,589
                                futures contracts and Receivable for             futures contracts and Payable for
                                variation margin on futures contracts**          variation margin on futures contracts**
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                     $ --                                           $ 574,189
==================================================================================================================================

* Represents cumulative unrealized appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments.

** Represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

                                                                                                   HIGH INCOME        HIGH INCOME
                                                                                                   OPPORTUNITY      OPPORTUNITY 2
NET REALIZED GAIN (LOSS) FROM FORWARD SWAPS                                                               (NMZ)              (NMD)
----------------------------------------------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                                                    $1,451,429         $1,632,857
==================================================================================================================================

                                                                                                                      HIGH INCOME
                                                                                                                    OPPORTUNITY 2
NET REALIZED GAIN (LOSS) FROM FUTURES                                                                                        (NMD)
----------------------------------------------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                                                                          $78,636
==================================================================================================================================

                                                                                                   HIGH INCOME        HIGH INCOME
                                                                                                   OPPORTUNITY      OPPORTUNITY 2
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD SWAPS                                     (NMZ)              (NMD)
----------------------------------------------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                                                   $(1,398,700)       $(1,653,400)
==================================================================================================================================

                                                           Nuveen Investments 93

| Notes to Financial Statements (Unaudited) (continued)

                                                                                                                      HIGH INCOME
                                                                                                                    OPPORTUNITY 2
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES                                                              (NMD)
----------------------------------------------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                                                                        $(163,805)
==================================================================================================================================

4. FUND SHARES

Common Shares
Transactions in Common shares were as follows:

                                                      INVESTMENT QUALITY (NQM)     SELECT QUALITY (NQS)      QUALITY INCOME (NQU)
                                                      ------------------------   -----------------------   ------------------------
                                                      SIX MONTHS                 SIX MONTHS                SIX MONTHS
                                                           ENDED   YEAR ENDED         ENDED   YEAR ENDED        ENDED   YEAR ENDED
                                                         4/30/10     10/31/09       4/30/10     10/31/09      4/30/10     10/31/09
-----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to reinvestment
     of distributions                                         --           --        65,259       12,611           --           --
   Repurchased and retired                                    --           --            --           --           --           --
===================================================================================================================================
Weighted average Common share:
   Price per share repurchased and retired                    --           --            --           --           --           --
   Discount per share repurchased and retired                 --           --            --           --           --           --
===================================================================================================================================

                                                                                       HIGH INCOME               HIGH INCOME
                                                        PREMIER INCOME (NPF)        OPPORTUNITY (NMZ)        OPPORTUNITY 2 (NMD)
                                                      ------------------------   -----------------------   -----------------------
                                                      SIX MONTHS                 SIX MONTHS                SIX MONTHS
                                                           ENDED   YEAR ENDED         ENDED   YEAR ENDED        ENDED   YEAR ENDED
                                                         4/30/10     10/31/09       4/30/10     10/31/09      4/30/10     10/31/09
----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold through shelf offering*                               --           --        22,501    1,900,000      622,965           --
   Issued to shareholders due to reinvestment
     of distributions                                         --           --        23,001       62,054       72,174      174,451
   Repurchased and retired                                    --      (15,700)           --           --           --           --
----------------------------------------------------------------------------------------------------------------------------------
                                                              --      (15,700)       45,502    1,962,054      695,139      174,451
==================================================================================================================================
Weighted average Common share:
   Price per share repurchased and retired                    --     $  10.51            --           --           --           --
   Discount per share repurchased and retired                 --        17.21%           --           --           --           --
   Premium per shelf offering share sold*                     --           --         12.31%       11.92%        5.56%          --
==================================================================================================================================

* High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) are the only Funds authorized to issue additional shares of their Common stock through a shelf offering.

Auction Rate Preferred Shares
High Income Opportunity 2 (NMD) has not issued ARPS since commencement of operations on November 15, 2007. Transactions in ARPS were as follows:

                                                           INVESTMENT QUALITY (NQM)                   SELECT QUALITY (NQS)
                                                   --------------------------------------    --------------------------------------
                                                     SIX MONTHS                                 SIX MONTHS
                                                        ENDED             YEAR ENDED               ENDED            YEAR ENDED
                                                       4/30/10             10/31/09               4/30/10            10/31/09
                                                   --------------------------------------------------------------------------------
                                                   SHARES   AMOUNT   SHARES        AMOUNT    SHARES   AMOUNT   SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or
   noticed for redemption:
   Series M                                          --     $   --      156   $ 3,900,000      --     $   --     117   $ 2,925,000
   Series T                                          --         --      156     3,900,000      --         --     117     2,925,000
   Series W                                          --         --      156     3,900,000      --         --     164     4,100,000
   Series TH                                         --         --      126     3,150,000      --         --      91     2,275,000
   Series F                                          --         --      156     3,900,000      --         --     163     4,075,000
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                --     $   --      750   $18,750,000      --     $   --     652   $16,300,000
===================================================================================================================================

94 Nuveen Investments

                                                              QUALITY INCOME (NQU)                     PREMIER INCOME (NPF)
                                                  -----------------------------------------   -------------------------------------
                                                      SIX MONTHS                               SIX MONTHS
                                                         ENDED               YEAR ENDED           ENDED               YEAR ENDED
                                                        4/30/10               10/31/09           4/30/10               10/31/09
                                                  ---------------------------------------------------------------------------------
                                                  SHARES   AMOUNT      SHARES        AMOUNT   SHARES   AMOUNT      SHARES   AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or
   noticed for redemption:
   Series M                                         --     $   --       196     $ 4,900,000       --   $   --        --     $   --
   Series T                                         --         --       195       4,875,000       --       --        --         --
   Series W                                         --         --       196       4,900,000       --       --        --         --
   Series W2                                        --         --       136       3,400,000       --       --        --         --
   Series TH                                        --         --       261       6,525,000       --       --        --         --
   Series F                                         --         --       196       4,900,000       --       --        --         --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                               --     $   --    1 ,180     $29,500,000       --   $   --        --     $   --
===================================================================================================================================

                                                                                              HIGH INCOME OPPORTUNITY (NMZ)
                                                                                      --------------------------------------------
                                                                                        SIX MONTHS
                                                                                           ENDED                  YEAR ENDED
                                                                                          4/30/10                  10/31/09
                                                                                      ---------------------------------------------
                                                                                      SHARES   AMOUNT         SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or
   noticed for redemption:
   Series M                                                                             --     $   --           864    $21,600,000
   Series T                                                                             --         --           468     11,700,000
   Series W                                                                             --         --           468     11,700,000
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                   --     $   --          1,800   $45,000,000
===================================================================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended April 30, 2010, were as follows:

                                         INVESTMENT         SELECT        QUALITY        PREMIER    HIGH INCOME       HIGH INCOME
                                            QUALITY        QUALITY         INCOME         INCOME    OPPORTUNITY     OPPORTUNITY 2
                                               (NQM)          (NQS)          (NQU)          (NPF)          (NMZ)             (NMD)
----------------------------------------------------------------------------------------------------------------------------------
Purchases                               $72,639,066    $44,770,084    $84,284,334    $ 8,762,493    $13,588,266       $29,530,361
Sales and maturities                     68,800,147     49,463,000     98,327,273     16,256,592     11,593,157        18,913,599
==================================================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

                                                           Nuveen Investments 95

| Notes to Financial Statements (Unaudited) (continued)

At April 30, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

                                        INVESTMENT         SELECT          QUALITY        PREMIER     HIGH INCOME      HIGH INCOME
                                           QUALITY        QUALITY           INCOME         INCOME     OPPORTUNITY    OPPORTUNITY 2
                                              (NQM)          (NQS)            (NQU)          (NPF)           (NMZ)            (NMD)
-----------------------------------------------------------------------------------------------------------------------------------
Cost of investments                   $698,907,892   $711,144,793   $1,113,392,934   $382,417,540    $403,545,066     $234,495,929
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation         $ 45,859,417   $ 34,714,893   $   68,628,862   $ 26,098,689    $ 31,401,008     $ 11,388,370
Gross unrealized depreciation          (22,966,902)   (25,570,855)     (39,598,976)   (13,374,126)    (41,059,162)     (22,097,590)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments      $ 22,892,515   $  9,144,038   $   29,029,886   $ 12,724,563    $ (9,658,154)    $(10,709,220)
===================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2009, the Funds' last tax year end, were as follows:

                                              INVESTMENT         SELECT        QUALITY      PREMIER   HIGH INCOME      HIGH INCOME
                                                 QUALITY        QUALITY         INCOME       INCOME   OPPORTUNITY    OPPORTUNITY 2
                                                    (NQM)          (NQS)          (NQU)        (NPF)         (NMZ)            (NMD)
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *         $7,653,863     $7,736,348    $12,160,734   $3,674,261    $2,380,245       $1,791,876
Undistributed net ordinary income **               5,782            818         85,425           --       113,393           60,076
Undistributed net long-term capital gains             --        555,014             --           --            --               --
===================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2009, paid on November 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended October 31, 2009, was designated for purposes of the dividends paid deduction as follows:

                                                 INVESTMENT        SELECT      QUALITY      PREMIER   HIGH INCOME      HIGH INCOME
                                                    QUALITY       QUALITY       INCOME       INCOME   OPPORTUNITY    OPPORTUNITY 2
                                                       (NQM)         (NQS)        (NQU)        (NPF)         (NMZ)            (NMD)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $28,837,685   $30,740,421  $46,239,909  $15,422,213   $25,228,758      $15,300,039
Distributions from net ordinary income **           104,651            --           --           --     1,107,374               --
Distributions from net long-term capital gains    1,470,419            --           --           --            --               --
===================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2009, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           INVESTMENT       QUALITY       PREMIER    HIGH INCOME       HIGH INCOME
                                                              QUALITY        INCOME        INCOME    OPPORTUNITY     OPPORTUNITY 2
                                                                 (NQM)         (NQU)         (NPF)          (NMZ)             (NMD)
-----------------------------------------------------------------------------------------------------------------------------------
Expiration:
   October 31, 2011                                      $         --    $7,997,041    $       --    $        --       $        --
   October 31, 2013                                                --            --       156,322             --                --
   October 31, 2016                                                --            --     3,445,683     12,880,924         4,564,842
   October 31, 2017                                         1,915,769            --     4,764,079     34,412,364        28,536,506
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                    $  1,915,769    $7,997,041    $8,366,084    $47,293,288       $33,101,348
===================================================================================================================================

96 Nuveen Investments

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

                                                       INVESTMENT QUALITY (NQM)
                                                           SELECT QUALITY (NQS)
                                                           QUALITY INCOME (NQU)
                                                           PREMIER INCOME (NPF)
AVERAGE DAILY NET ASSETS*                                  FUND-LEVEL FEE RATE
-------------------------------------------------------------------------------
For the first $125 million                                               .4500%
For the next $125 million                                                .4375
For the next $250 million                                                .4250
For the next $500 million                                                .4125
For the next $1 billion                                                  .4000
For the next $3 billion                                                  .3875
For net assets over $5 billion                                           .3750
===============================================================================

                                                  HIGH INCOME OPPORTUNITY (NMZ)
                                           HIGH INCOME OPPORTUNITY FUND 2 (NMD)
AVERAGE DAILY NET ASSETS*                                  FUND-LEVEL FEE RATE
-------------------------------------------------------------------------------
For the first $125 million                                               .5500%
For the next $125 million                                                .5375
For the next $250 million                                                .5250
For the next $500 million                                                .5125
For the next $1 billion                                                  .5000
For net assets over $2 billion                                           .4750
===============================================================================

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL*       EFFECTIVE RATE AT BREAKPOINT LEVEL
-------------------------------------------------------------------------------
$55 billion                                                              .2000%
$56 billion                                                              .1996
$57 billion                                                              .1989
$60 billion                                                              .1961
$63 billion                                                              .1931
$66 billion                                                              .1900
$71 billion                                                              .1851
$76 billion                                                              .1806
$80 billion                                                              .1773
$91 billion                                                              .1691
$125 billion                                                             .1599
$200 billion                                                             .1505
$250 billion                                                             .1469
$300 billion                                                             .1445
===============================================================================

* The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of April 30, 2010, the complex- level fee rate was .1852%.

                                                           Nuveen Investments 97

| Notes to Financial Statements (Unaudited) (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of High Income Opportunity's (NMZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
NOVEMBER 30,                                    NOVEMBER 30,
--------------------------------------------------------------------------------
2003*                          .32%             2009                        .24%
2004                           .32              2010                        .16
2005                           .32              2011                        .08
2006                           .32
2007                           .32
2008                           .32
================================================================================

* From the commencement of operations.

The Adviser has not agreed to reimburse High Income Opportunity (NMZ) for any portion of its fees and expenses beyond November 30, 2011.

During the six months ended April 30, 2010, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, received commissions of $1,781 and $14,644, related to the sale of Common shares as a result of the High Income Opportunity
(NMZ) and High Income Opportunity 2 (NMD) shelf offerings, respectively.

8. NEW ACCOUNTING STANDARDS

Accounting for Transfers of Financial Assets

During June 2009, the Financial Accounting Standards Board ("FASB") issued changes to the authoritative guidance under U.S. GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose
i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

98 Nuveen Investments

9. BORROWINGS

During January 2008, credit issues associated with sub-prime mortgages and municipal bond insurers caused High Income Opportunity 2 (NMD) to postpone its ARPS offering, and subsequent failed auctions of the ARPS issued by other closed-end funds have postponed the issuance of the Fund's ARPS indefinitely. Management determined that leveraging the Fund with debt as a replacement for the ARPS continued to benefit the Fund's shareholders. As a result, the Fund entered into a $50 million senior committed secured 364-day revolving line of credit with its custodian bank. During the fiscal year ended October 31, 2009, the Fund extended the maturity date of its line of credit to July 29, 2010. Amounts drawn on the line of credit are recognized as "Borrowings" on the Statement of Assets and Liabilities.

During the six months ended April 30, 2010, the average daily balance outstanding on the line of credit and average annual interest rate were $35,000,000 and 1.48%, respectively. Interest on the line of credit is calculated at a rate per annum of the Federal Funds Rate plus .75%. Interest expense incurred on the line of credit is recognized as a component of "Interest expense" on the Statement of Operations. In addition to interest expense, the Fund accrued a commitment fee of .15% per annum on the unused portion of the line of credit which is recognized as a component of "Other expenses" on the Statement of Operations.

                                                           Nuveen Investments 99

| FInancial
| HIghlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                    INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                              --------------------------------------------------------------  ----------------------------
                                                       DISTRIBUTIONS  DISTRIBUTIONS
                                                            FROM NET           FROM                  NET
                   BEGINNING                              INVESTMENT        CAPITAL           INVESTMENT   CAPITAL
                      COMMON                     NET       INCOME TO       GAINS TO            INCOME TO  GAINS TO
                       SHARE         NET   REALIZED/    AUCTION RATE   AUCTION RATE               COMMON    COMMON
                   NET ASSET  INVESTMENT  UNREALIZED       PREFERRED      PREFERRED               SHARE-    SHARE-
                       VALUE      INCOME  GAIN (LOSS)  SHAREHOLDERS+  SHAREHOLDERS+    TOTAL     HOLDERS   HOLDERS   TOTAL
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY (NQM)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(d)            $   14.26  $      .52  $      .37  $         (.01) $          --  $   .88  $     (.45) $     --  $ (.45)
2009                   12.18        1.02        1.91            (.04)          (.01)    2.88        (.77)     (.03)   (.80)
2008                   15.03        1.01       (2.80)           (.29)            --    (2.08)       (.77)       --    (.77)
2007                   15.71        1.02        (.60)           (.30)            --      .12        (.80)       --    (.80)
2006                   15.49        1.05         .42            (.24)          (.03)    1.20        (.84)     (.14)   (.98)
2005                   16.06        1.05        (.39)           (.16)          (.01)     .49        (.96)     (.10)  (1.06)
SELECT QUALITY NQS)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(d)                14.14         .57         .27            (.01)            --**    .83        (.49)     (.02)   (.51)
2009                   12.01        1.12        1.92            (.06)            --     2.98        (.85)       --    (.85)
2008                   15.05        1.08       (3.02)           (.30)            --    (2.24)       (.80)       --    (.80)
2007                   15.62        1.07        (.52)           (.29)            --      .26        (.83)       --    (.83)
2006                   15.46        1.07         .23            (.26)            --     1.04        (.88)       --    (.88)
2005                   15.69        1.06        (.16)           (.16)            --      .74        (.97)       --    (.97)
===========================================================================================================================

                    DISCOUNT
                        FROM
                      COMMON
                      SHARES      ENDING
                      REPUR-      COMMON
                      CHASED       SHARE      ENDING
                         AND   NET ASSET      MARKET
                     RETIRED       VALUE       VALUE
----------------------------------------------------
INVESTMENT QUALITY (NQM)
----------------------------------------------------
Year Ended 10/31:
2010(d)            $      --  $    14.69  $    14.21
2009                      --       14.26       13.13
2008                      --       12.18       10.64
2007                      --       15.03       13.88
2006                      --       15.71       15.60
2005                      --       15.49       14.45
SELECT QUALITY NQS)
----------------------------------------------------
Year Ended 10/31:
2010(d)                   --       14.46       14.69
2009                      --       14.14       13.77
2008                      --       12.01       10.99
2007                      --       15.05       15.00
2006                      --       15.62       15.47
2005                      --       15.46       14.83
====================================================

                                              AUCTION RATE PREFERRED SHARES
                                                    AT END OF PERIOD
                                          -----------------------------------
                                            AGGREGATE  LIQUIDATION
                                               AMOUNT   AND MARKET      ASSET
                                          OUTSTANDING        VALUE   COVERAGE
                                                 (000)   PER SHARE  PER SHARE
-----------------------------------------------------------------------------
INVESTMENT QUALITY (NQM)
-----------------------------------------------------------------------------
Year Ended 10/31:
2010(d)                                  $    210,700  $    25,000  $  87,434
2009                                          210,700       25,000     85,621
2008                                          229,450       25,000     72,545
2007                                          301,000       25,000     69,706
2006                                          301,000       25,000     71,634
2005                                          301,000       25,000     71,001
SELECT QUALITY NQS)
-----------------------------------------------------------------------------
Year Ended 10/31:
2010(d)                                       251,275       25,000     74,047
2009                                          251,275       25,000     72,879
2008                                          267,575       25,000     63,171
2007                                          279,000       25,000     70,849
2006                                          279,000       25,000     72,491
2005                                          279,000       25,000     71,953
=============================================================================

100 Nuveen Investments

                                                             RATIOS/SUPPLEMENTAL DATA
                                       ---------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS
                  TOTAL RETURNS                          APPLICABLE TO COMMON SHARES++(b)
              --------------------                     -----------------------------------
                             BASED           ENDING
                                ON              NET
               BASED        COMMON           ASSETS
                  ON     SHARE NET       APPLICABLE     EXPENSES      EXPENSES         NET  PORTFOLIO
              MARKET         ASSET        TO COMMON    INCLUDING     EXCLUDING  INVESTMENT   TURNOVER
               VALUE(a)      VALUE(a)   SHARES (000)    INTEREST(c)   INTEREST      INCOME       RATE
------------------------------------------------------------------------------------------------------
               11.76%         6.22%    $    526,191         1.26%*        1.14%*      7.26%*        9%
               31.77         24.35          510,910         1.34          1.17        7.66          8
              (18.72)       (14.43)         436,370         1.46          1.20        7.07          9
               (6.17)          .82          538,266         1.35          1.19        6.67         11
               15.33          8.09          561,471         1.20          1.20        6.79         10
                1.17          3.10          553,857         1.20          1.20        6.59         22

------------------------------------------------------------------------------------------------------

               10.47          5.91          492,967         1.20*         1.17*       8.05*         6
               34.19         25.67          481,233         1.29          1.25        8.66          8
              (22.19)       (15.50)         408,541         1.27          1.22        7.54         10
                2.31          1.70          511,670         1.21          1.18        6.95          8
               10.47          6.94          529,996         1.18          1.18        6.91          5
                4.14          4.77          523,994         1.18          1.18        6.76          4
======================================================================================================

*     Annualized.

**    Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, were applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)   For the six months ended April 30, 2010.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 101

        | Financial
        | Highlights (Unaudited) (continued)

      Selected data for a Common share outstanding throughout each period:


                                                      INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
                                   ---------------------------------------------------------------  ----------------------------
                                                            DISTRIBUTIONS  DISTRIBUTIONS
                                                                 FROM NET           FROM                   NET
                        BEGINNING                              INVESTMENT        CAPITAL            INVESTMENT   CAPITAL
                           COMMON                      NET      INCOME TO       GAINS TO             INCOME TO  GAINS TO
                            SHARE         NET    REALIZED/   AUCTION RATE   AUCTION RATE                COMMON    COMMON
                        NET ASSET  INVESTMENT   UNREALIZED      PREFERRED      PREFERRED                SHARE-    SHARE-
                            VALUE      INCOME   GAIN (LOSS)  SHAREHOLDERS+  SHAREHOLDERS+    TOTAL     HOLDERS   HOLDERS   TOTAL
---------------------------------------------------------------------------------------------------------------------------------
QUALITY INCOME (NQU)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(d)                 $   14.29  $      .52  $       .24  $        (.01) $          --  $    .75  $     (.45) $     --  $ (.45)
2009                        12.68        1.05         1.42           (.06)            --      2.41        (.80)       --    (.80)
2008                        14.94        1.03        (2.26)          (.30)            --     (1.53)       (.73)       --    (.73)
2007                        15.49        1.01         (.51)          (.30)            --       .20        (.75)       --    (.75)
2006                        15.26        1.01          .30           (.26)            --      1.05        (.82)       --    (.82)
2005                        15.54        1.02         (.22)          (.16)            --       .64        (.92)       --    (.92)
PREMIER INCOME (NPF)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(d)                     13.86         .49          .40           (.01)            --       .88        (.42)       --    (.42)
2009                        11.68         .96         2.00           (.05)            --      2.91        (.73)       --    (.73)
2008                        14.79         .94        (3.09)          (.28)            --     (2.43)       (.68)       --    (.68)
2007                        15.39         .95         (.59)          (.29)            --       .07        (.67)       --    (.67)
2006                        14.90         .94          .51           (.26)            --      1.19        (.70)       --    (.70)
2005                        15.53         .94         (.39)          (.16)          (.01)      .38        (.88)     (.13)  (1.01)
=================================================================================================================================

                         DISCOUNT
                             FROM
                           COMMON
                           SHARES      ENDING
                           REPUR-      COMMON
                           CHASED       SHARE       ENDING
                              AND   NET ASSET       MARKET
                          RETIRED       VALUE        VALUE
----------------------------------------------------------
QUALITY INCOME (NQU)
----------------------------------------------------------
Year Ended 10/31:
2010(d)                 $      --  $    14.59  $     14.38
2009                           --       14.29        13.26
2008                           --       12.68        11.67
2007                           --       14.94        13.64
2006                           --       15.49        14.73
2005                           --       15.26        14.34
PREMIER INCOME (NPF)
----------------------------------------------------------
Year Ended 10/31:
2010(d)                        --       14.32        13.49
2009                           --**     13.86        12.40
2008                           --**     11.68        10.07
2007                           --**     14.79        13.30
2006                           --       15.39        13.65
2005                           --       14.90        13.57
==========================================================

                                  AUCTION RATE PREFERRED SHARES
                                         AT END OF PERIOD
                              ------------------------------------
                                AGGREGATE   LIQUIDATION
                                   AMOUNT    AND MARKET      ASSET
                              OUTSTANDING         VALUE   COVERAGE
                                     (000)    PER SHARE  PER SHARE
------------------------------------------------------------------

QUALITY INCOME (NQU)
------------------------------------------------------------------
Year Ended 10/31:
2010(d)                       $   386,875  $     25,000  $  76,119
2009                              386,875        25,000     75,080
2008                              416,375        25,000     66,284
2007                              452,000        25,000     69,806
2006                              452,000        25,000     71,446
2005                              452,000        25,000     70,745
PREMIER INCOME (NPF)
------------------------------------------------------------------
Year Ended 10/31:
2010(d)                           126,850        25,000     81,125
2009                              126,850        25,000     79,330
2008                              126,850        25,000     70,825
2007                              165,000        25,000     69,603
2006                              165,000        25,000     71,839
2005                              165,000        25,000     70,367
==================================================================

102 Nuveen Investments

                                                        RATIOS/SUPPLEMENTAL DATA
                                   -----------------------------------------------------------------
                                                      RATIOS TO AVERAGE NET ASSETS
             TOTAL RETURNS                          APPLICABLE TO COMMON SHARES++(b)
        ------------------------                  ------------------------------------
                        BASED           ENDING
                           ON              NET
           BASED       COMMON           ASSETS
              ON    SHARE NET       APPLICABLE     EXPENSES     EXPENSES           NET    PORTFOLIO
          MARKET        ASSET        TO COMMON    INCLUDING    EXCLUDING    INVESTMENT     TURNOVER
           VALUE(a)     VALUE(a)   SHARES (000)    INTEREST(c)  INTEREST        INCOME         RATE
----------------------------------------------------------------------------------------------------
           12.01%        5.36%    $    791,066         1.21%*       1.15%*        7.35%*          7%
           21.10        19.58          774,982         1.28         1.20          7.80            8
           (9.55)      (10.67)         687,593         1.38         1.19          7.15            9
           (2.54)        1.31          810,086         1.38         1.17          6.65            5
            8.55         7.07          839,751         1.18         1.18          6.62           11
            4.78         4.15          827,077         1.18         1.18          6.57            6

----------------------------------------------------------------------------------------------------

           12.28         6.40          284,781         1.30*        1.19*         7.02*           2
           31.11        25.53          275,671         1.43         1.21          7.47            7
          (19.97)      (17.03)         232,517         1.78         1.23          6.74            7
            2.28          .48          294,378         1.84         1.20          6.30           10
            5.93         8.20          309,140         1.24         1.24          6.27           35
            1.05         2.49          299,423         1.23         1.23          6.16           20
====================================================================================================

*     Annualized.

**    Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, were applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)   For the six months ended April 30, 2010.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 103

| Financial Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                 INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                                -----------------------------------------------------------  -------------------------------
                                                       DISTRIBUTIONS  DISTRIBUTIONS
                                                            FROM NET           FROM                 NET
                     BEGINNING                            INVESTMENT        CAPITAL          INVESTMENT   CAPITAL
                        COMMON                     NET     INCOME TO       GAINS TO           INCOME TO  GAINS TO
                         SHARE         NET   REALIZED/  AUCTION RATE   AUCTION RATE              COMMON    COMMON
                     NET ASSET  INVESTMENT  UNREALIZED     PREFERRED      PREFERRED              SHARE-    SHARE-
                         VALUE      INCOME  GAIN (LOSS) SHAREHOLDERS+  SHAREHOLDERS+  TOTAL     HOLDERS   HOLDERS      TOTAL
----------------------------------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY (NMZ)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(e)                 $11.18       $ .52       $ .58         $(.01)      $     --   $1.09      $ (.51)   $   --    $ (.51)
2009                      9.63        1.06        1.57          (.04)            --    2.59       (1.04)       --     (1.04)
2008                     15.36        1.29       (5.70)         (.23)          (.02)  (4.66)       (.98)     (.09)    (1.07)
2007                     16.00        1.23        (.65)         (.24)            --**   .34        (.98)       --**    (.98)
2006                     15.36        1.21         .65          (.19)            --    1.67       (1.04)       --     (1.04)
2005                     14.87        1.22         .54          (.13)          (.01)   1.62       (1.07)     (.06)    (1.13)
HIGH INCOME OPPORTUNITY 2 (NMD)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(e)                  10.88         .45         .69            --             --    1.14        (.48)       --      (.48)
2009                      9.13         .92        1.79            --             --    2.71        (.96)       --      (.96)
2008(f)                  14.33         .89       (5.27)           --             --   (4.38)       (.79)       --      (.79)
============================================================================================================================

                       DISCOUNT
                           FROM      OFFERING
                         COMMON     COSTS AND
                         SHARES  AUCTION RATE      ENDING
                         REPUR-     PREFERRED      COMMON
                         CHASED         SHARE       SHARE   ENDING
                            AND  UNDERWRITING   NET ASSET   MARKET
                        RETIRED     DISCOUNTS       VALUE    VALUE
-------------------------------------------------------------------
HIGH INCOME OPPORTUNITY (NMZ)
-------------------------------------------------------------------
YEAR ENDED 10/31:
2010(e)                     $--          $ --**    $11.76   $13.18
2009                         --            --**     11.18    11.92
2008                         --            --**      9.63    11.02
2007                         --            --       15.36    15.82
2006                         --           .01       16.00    17.25
2005                         --            --       15.36    15.99
HIGH INCOME OPPORTUNITY 2 (NMD)
-------------------------------------------------------------------
Year Ended 10/31:
2010(e)                      --            --**     11.54    12.68
2009                         --            --       10.88    11.39
2008(f)                      --          (.03)       9.13    10.04
===================================================================

                             AUCTION RATE PREFERRED SHARES
                                   AT END OF PERIOD                 BORROWINGS AT END OF PERIOD
                    ----------------------------------------      -------------------------------
                      AGGREGATE     LIQUIDATION                     AGGREGATE
                         AMOUNT      AND MARKET        ASSET           AMOUNT              ASSET
                    OUTSTANDING           VALUE     COVERAGE      OUTSTANDING           COVERAGE
                           (000)      PER SHARE    PER SHARE             (000)        PER $1,000
-------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY (NMZ)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(e)               $ 95,000          $25,000     $105,153          $    --           $     --
2009                    95,000           25,000      101,043               --                 --
2008                   155,000           25,000       62,117               --                 --
2007                   155,000           25,000       83,304               --                 --
2006                   155,000           25,000       85,113               --                 --
2005                   155,000           25,000       82,585               --                 --

HIGH INCOME OPPORTUNITY 2 (NMD)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(e)                     --               --           --           35,000              6,512
2009                        --               --           --           35,000              5,982
2008(f)                     --               --           --           40,000              4,619
=================================================================================================

104 Nuveen Investments

                                                                       RATIOS/SUPPLEMENTAL DATA
                        -----------------------------------------------------------------------------------------------------------
                                            RATIOS TO AVERAGE NET ASSETS             RATIOS TO AVERAGE NET ASSETS
                                            APPLICABLE TO COMMON SHARES              APPLICABLE TO COMMON SHARES
     TOTAL RETURNS                             BEFORE REIMBURSEMENT++                  AFTER REIMBURSEMENT++(b)
--------------------                 ----------------------------------------  ----------------------------------------
               BASED         ENDING
                  ON            NET
  BASED       COMMON         ASSETS
     ON    SHARE NET     APPLICABLE   EXPENSES        EXPENSES          NET     EXPENSES        EXPENSES          NET    PORTFOLIO
 MARKET        ASSET      TO COMMON  INCLUDING       EXCLUDING   INVESTMENT    INCLUDING       EXCLUDING   INVESTMENT     TURNOVER
  VALUE(a)     VALUE(a) SHARES (000)  INTEREST(c)(d)  INTEREST       INCOME(d)  INTEREST(c)(d)  INTEREST       INCOME(d)      RATE
-----------------------------------------------------------------------------------------------------------------------------------
  15.25%        9.90%     $ 304,581       1.16%*          1.14%*       9.00%*        .93%*           .91%*       9.23%*          3%
  20.00        30.90        288,963       1.53            1.50        10.88         1.17            1.14        11.24           28
 (24.77)      (32.63)       230,123       1.56            1.36         8.95         1.08             .88         9.43           23
  (2.68)        2.14        361,484       1.50            1.28         7.31         1.05             .83         7.76           12
  14.79        11.34        372,700       1.21            1.21         7.31          .75             .75         7.77            9
  14.35        11.20        357,025       1.20            1.20         7.54          .74             .74         8.00            6
-----------------------------------------------------------------------------------------------------------------------------------
  16.11        10.72        192,931       1.50*           1.21*        8.17*        1.50*           1.21*        8.17*           9
  25.45        32.43        174,353       1.50            1.24        10.07         1.50            1.24        10.07           45
 (28.82)      (32.15)       144,745       1.19*            .89*        6.69*         .82*            .52*        7.06*          22
===================================================================================================================================

*   Annualized.

**  Rounds to less than $.01 per share.

+   The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Borrowings, where applicable.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

    Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from the Advisor, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, were applicable. As of August 31, 2008, the Adviser is no longer reimbursing High Income Opportunity 2 (NMD) for any fees and expenses.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d) Each Ratio of Expenses Including Interest and Net Investment Income to Average Net Assets Applicable to Common Shares for High Income Opportunity 2
    (NMD) includes the effect of the interest expense paid on Fund borrowings, as described in Footnote 9 - Borrowings as follows:

                                        Ratios of Borrowings Interest Expense to
                                  Average Net Assets Applicable to Common Shares
--------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY 2 (NMD)
--------------------------------------------------------------------------------
Year Ended 10/31:
2010(d)                                                                    .28%*
2009                                                                       .26
2008(f)                                                                    .30*
================================================================================

(e) For the six months ended April 30, 2010.
(f) For the period November 15, 2007 (commencement of operations) through October 31, 2008.

                                 See accompanying notes to financial statements.

                                                         Nuveen Investments  105

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

106 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 107

Glossary of Terms
Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

108 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 109

Notes

110 Nuveen Investments

Notes

                                                          Nuveen Investments 111

Notes

112 Nuveen Investments

Other Useful Information

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common and/or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

                                                                   AUCTION RATE
                                                         COMMON       PREFERRED
                                                         SHARES          SHARES
FUND                                                REPURCHASED        REDEEMED
NQM                                                          --              --
NQS                                                          --              --
NQU                                                          --              --
NPF                                                          --              --
NMZ                                                          --              --
NMD                                                          --              --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                         Nuveen Investments 113

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

FOCUSED ON MEETING INVESTOR NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on March 31, 2010.

FIND OUT HOW WE CAN HELP YOU.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF
o  Share prices
o  Fund details
o  Daily financial news
o  Investor education
o  Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

ESA-C-0410D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)  See Portfolio of Investments in Item 1.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Quality Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: July 8, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 8, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 8, 2010
    -------------------------------------------------------------------